M.S.D.& T. Funds, Inc.



Semi-Annual Report

November 30, 2001

Table of Contents

Chairman's Letter                                                             i
Funds Reviews                                                                ii
Statements of Net Assets
   Prime Money Market Fund                                                    1
   Government Money Market Fund                                               4
   Tax-Exempt Money Market Fund                                               6
   Growth & Income Fund                                                      12
   Equity Income Fund                                                        14
   Equity Growth Fund                                                        16
   Capital Opportunities Fund                                                18
   International Equity Fund                                                 20
   Diversified Real Estate Fund                                              24
   Limited Maturity Bond Fund                                                26
   Total Return Bond Fund                                                    29
   Maryland Tax-Exempt Bond Fund                                             33
   Intermediate Tax-Exempt Bond Fund                                         36
   National Tax-Exempt Bond Fund                                             39
   Investment Abbreviations                                                  44
Statements of Operations                                                     45
Statements of Changes in Net Assets                                          48
Financial Highlights                                                         55
Notes to Financial Statements                                                67
Important Tax Information                                                    77

Dear Shareholder,

It is a pleasure to present the semi-annual report for the M.S.D.&T. Funds, Inc. for the period ended November 30, 2001. This report includes investment performance, financial information and Fund synopses for the Equity, Bond and Money Market Funds. Also included is a Statement of Net Assets for each of the Funds listing securities held as of November 30, 2001.

A synchronized global recession is currently unfolding. Business conditions in the United States seem to have peaked during the first calendar quarter of 2001 and have yet to bottom. Consumer confidence continues to be eroded by rising unemployment, the fall in stock prices and the terrorist attack of September 11th. At the same time, business activity remains constrained by the ongoing profit squeeze resulting in reductions in capital spending, depleting inventories and reduced headcount.

During the summer months, equity markets continued to suffer from the steady deterioration in business conditions. The drop in stock prices culminated in capitulation the week after markets reopened following the September 11th attacks. Since that time, there has been a spirited rebound in equity valuations driven by increased liquidity conditions as investors have begun to anticipate an economic recovery. Conversely, bond prices remained on an upward trend until the end of October. Fixed income investors have also begun to anticipate an economic rebound as yields on term securities reversed direction during November.

The Funds' advisor foresees a vigorous domestic economic recovery emerging next year. The Federal Reserve Board has been aggressively lowering short-term interest rates throughout the year. In addition, federal government spending is reversing a decade-long trend of contracting and will add materially to growth. Consumers are benefiting from record mortgage refinancings, falling energy costs and tax cuts to restore their financial condition. And lastly, the business inventory cycle should begin to turn up, adding a significant contribution to growth going forward. This transition from recession to recovery should provide cyclical opportunities to the Funds' investment managers.

The pages that follow discuss the objectives, performance, structure and strategy of each of the M.S.D.&T. Funds. We appreciate your investment in the Funds and welcome any questions or comments.

                                          Best Regards,


                                          /s/ Leslie B. Disharoon


                                          Leslie B. Disharoon
                                          Chairman and President

Shares of M.S.D.&T. Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

For more complete information on M.S.D.&T. Funds, Inc., including expenses and ongoing fees, please call 1-800-551-2145 to receive a prospectus, which should be read carefully before investing. BISYS Fund Services Limited Partnership serves as the Funds' distributor.

                      The M.S.D.&T. Growth & Income Fund

The Growth & Income Fund returned -7.33% for the six months ended November 30, 2001 versus a return of -8.66% for the S&P 500 Index./1,2/ At the start of the period, there was clear evidence of a slowdown in the U.S. economy. Then, the ghastly events of September 11th caused sorrow and fear, and an economy struggling to grow slipped into recession. Afterwards, the policy makers delivered a strong monetary, fiscal and military response. The Federal Reserve aggressively reduced the Fed Funds rate to the lowest level in forty years. A Federal spending stimulus package in excess of $80 billion has already been approved and additional stimulus, possibly including tax cuts, is being negotiated. Strong military actions in Afghanistan and preventative steps taken in the U.S. have helped calm consumer confidence and the capital markets.

The Growth & Income Fund benefited from its exposure to industries such as health care and consumer staples that are rather stable relative to other sectors during economic downturns. Stocks in these industries such as PepsiCo (2.8%), Clorox (3.3%) and Johnson & Johnson (2.6%) held up better than the overall equity markets. Recently, the advisor has taken profits in some of these stocks and reinvested the profits in companies such as Tiffany (0.4%) and Dana (0.5%) that the advisor believes will benefit from their leverage to an improving economy. The advisor also initiated investments in State Street (2.1%), a company in the securities processing and custody business. This stock has been watched closely and the advisor recently took advantage of its reasonable valuation./3/

                       The M.S.D.&T. Equity Income Fund

The Equity Income Fund declined 6.27% during the six-month period ended November 30, 2001, while the Russell 1000(R) Value Index was down 8.67%./1,2/ The Fund's performance was enhanced by positions in such defensive stocks as Procter & Gamble (2.4%), Johnson & Johnson (2.4%), Albertson's (1.1%), Conagra (1.1%) and PepsiCo (1.8%). A sizeable holding in Intel (3.0%) made a strong contribution to the Fund's performance as well, with the stock's strong recovery from the low in stock prices associated with the September 11th terrorist attacks. Energy stocks such as BP Amoco (2.8%), Exxon Mobil (1.7%), Williams (1.1%) and Schlumberger (2.1%) were weak as oil and natural gas prices declined from their relatively high levels early in the year. Boeing (1.1%), of course, was a victim of the blow to air travel in the wake of the terrorist attack. The advisor eliminated the Fund's remaining position in Enron in early November, after reducing the holding at higher prices over the past 18 months./3/

The Fund outperformed broad market indices such as the S&P 500 Index/1/ which returned -8.66% during the six-month period. The advisor trimmed holdings in Whirlpool (1.0%), Verizon (2.5%) and Suntrust (1.4%) to lock in a portion of the gains in these stocks and eliminated several small telecom positions where the prospect for further recovery seemed nebulous. In the aftermath of September 11th, the Fund increased positions in a number of old economy cyclical issues, as well as Teradyne (1.5%), a depressed technology stock with good long-term prospects. Starwood Hotels (0.04%), unduly depressed by the bleak outlook for the travel industry, was added to the portfolio. Although the Fund holds larger positions in technology and pharmaceutical stocks than the Russell 1000(R) Value Index,/1/ it maintains an overall portfolio price-to-earnings ratio and dividend yield that is similar to the Index./3/

                       The M.S.D.&T. Equity Growth Fund

Although the horrific events of September 11th probably pushed back the economic recovery, the advisor of the Equity Growth Fund has been repositioning the portfolio during the past six months in order to benefit from an eventual upturn in the economy, capital spending and the markets as a whole. When the markets reopened following September 11th, the Fund became slightly more defensive in nature and increased homeland security related companies by adding to General Electric (2.8%), Transocean Secdco (1.7%), Veritas (1.6%), Check Point Software (1.1%), and Seibel Systems (1.7%)./3/ The Fund is now overweighted in information technology as compared to the Russell 1000(R) Growth Index/1/ with an equal price-to-earnings ratio (based on 2002 estimated earnings) and higher expected earnings growth rate for the portfolio overall. Over the last six months, Guidant (1.5%) has been the Fund's best performing stock, soaring 30%. Other stocks that contributed to performance were Autodesk (0.8%) gaining 22%, and Intel (3.1%) increasing 21%. On the negative side, Qwest Communications (1.2%) plunged 68%, The Gap (0.6%) dropped 57%, and Calpine (1.0%) lost 56%./3/

                  The M.S.D.&T. Capital Opportunities Fund/4/

Stocks were down substantially in the six months ended November 30, 2001 as companies continued to post warnings about reduced future growth expectations. The September 11th attacks caused concern for a possible severe economic recession. Declines were universal as growth, value, large capitalization, and small capitalization indices all were down. The period ended favorably, however, as indications showed increased liquidity might be successful in stabilizing the current economic slowdown. Stocks were higher in the months of October and November.

The Capital Opportunities Fund was down 13.35% for the period, a decline similar to the 12.26% decline of the Russell 2000(R) Growth Index./1,2/ Technology stocks were the worst performers during the period, in particular communications oriented issues. Transwitch (1.3%)/3/ was down almost 70% during the period as communications related technology spending declined amid the financial difficulties of numerous providers. The sub-advisor still believes that the company will be able to survive in the current environment and prosper when economic conditions improve. For these reasons, the stock was held during the downturn, and the sub-advisor has been pleased that it has rebounded strongly during October and November's rally.

Energy related stocks were also down significantly during the period as a result of the decline in oil prices. Active Power was down over 70% during the period and the stock has been sold based on an unclear outlook for the industry.

Despite the overall weakness in the market, there were still many stocks in the portfolio that managed to post solid returns during the period. Webex, a provider of technology for on-line conferences, was up over 100% based on investors' belief that the company will benefit from decreased corporate travel as a result of the September 11th attacks. The sub-advisor viewed the run-up in the stock as an opportunity to take profits, and has closed the position.

The sub-advisor is pleased with the recent stock market rebound and is hopeful that the severe declines of the past year and a half have ended. There is concern that the sudden increase in stock prices may, in the near term, cause stocks to give back some recent gains. The core strategy remains the same, however, and the sub-advisor plans to continue to hold the stocks of the market leaders that should be the best performers in most investment climates.

--------
/4/The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund participates heavily in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently are attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investments in IPOs on its total returns may not be as significant.

                  The M.S.D.&T. International Equity Fund/5/

In the aftermath of the terrorist attacks on September 11th, the Federal Reserve and the Federal government provided aggressive monetary and fiscal stimuli to the domestic economy. In addition, many central banks around the world eased in unison. As a result, investors' sentiment about global equity markets improved significantly. The panic selling which followed the attacks may prove to have been the low point for world stock markets. The International Equity Fund lowered its cash levels and overweight exposure to defensive sectors and bought more cyclically sensitive stocks of financially strong companies. As a result, the Fund performed relatively well. For the six-month period ending November 30, 2001, the Fund declined 6.63%, outperforming its benchmark, the unmanaged MSCI All Country World Free ex-U.S. Index, which was down 11.9%./1,2/

Looking forward, the Fund's sub-advisors are forecasting a moderate economic recovery. Key issues of concern are the direction of short-term interest rates and bond yields, the strength of the rebound, stock valuation, the escalation of hostilities following the attacks, and the lack of economic stimuli outside the U.S. The sub-advisors see opportunities in Central European banks, which may provide upside potential from inclusion into the European Union. Also, Norwegian banks currently offer high yields and trade at a discount to their book values. The sub-advisors also believe that oil stocks are currently attractive in the energy sector. Canadian gas companies offer compelling valuations and are potential takeover candidates.

                  The M.S.D.&T. Diversified Real Estate Fund

The REIT sector continues to demonstrate very strong performance both on an absolute basis and in comparison to the general market. The Wilshire Real Estate Securities Index posted a 3.04% total return for the six months ending November 30, 2001 and 7.34% year-to-date compared to 7.26% and 10.00%, respectively, for the Diversified Real Estate Fund./1,2/ Like the market in general, the REIT sector was negatively impacted by the events of September 11th with negative total returns in September and October. The advisor increased exposure in hotel and retail mall stocks, which were particularly hard hit in September. However, exposure in the hotel sector was recently reduced again after a strong rebound from post-attack lows./3/

Many REITs are now trading near their 52-week highs and the advisor is being very selective in making additions to the portfolio. The advisor currently favors the apartment sector although some stocks have recently lowered their earnings outlook due to the fact that apartments have traditionally been the first sector to benefit in an economic recovery. The advisor has also added to positions in triple-net lease companies due to their stability and well-covered attractive dividend yields. Although REIT yields are nearly 4 percentage points above the ten-year Treasury yield, close to the high end of their historic range, the average dividend coverage ratio is at the highest level in recent years.

                   The M.S.D.&T. Limited Maturity Bond Fund

Economic activity slowed considerably over the six-month period ending November 30, 2001, culminating in a quick drop following the terrorist attacks of September 11th. In response to the economic retrenchment, the Federal Reserve lowered interest rates by 2.0% over the period. Interest rates across the coupon curve moved lower in sympathy to the central bank's actions. Yields on two- to ten-year maturity Treasury issues fell between 0.60% and 1.30%, with shorter maturities having the greater decline in yields. High quality corporate yield spreads relative to Treasury issues generally ranged from unchanged to tighter spreads over the period, while lower quality yield spreads widened.

The Limited Maturity Bond Fund had a total return of 2.60% for the six months. In comparison, the Lehman Mutual Fund 1-5 year Government/Credit Bond Index had a 5.14% return for the period./1,2/ The Fund's performance was hindered relative to the Index due to the Fund's less aggressive market posture and specific pressure on individual investments in the telecommunications and utility sectors. The Fund's performance was aided by investments in euro-denominated foreign bonds./3/

Over the period, the average life of the Fund was decreased from 3.0 to 2.2 years as interest rates appear to be nearing a cyclical bottom. Reserve positions have been increased in hopes of better economic growth prospects for 2002 and an eventual end to the central bank's easing of monetary policy. Indeed, there have been tentative signs in the economic statistics that the worst part of the recession (outside of the increasing unemployment rate) may be behind us. The advisor may maintain a defensive market posture as the interest rates bottom and begin a cyclical rise.

                     The M.S.D.&T. Total Return Bond Fund

The bond market continued to reward fixed income investors as interest rates fell along the yield curve during the six-month period ending November 30, 2001. Economic conditions, which had been deteriorating prior to the events of September 11th, suddenly went into a free-fall in the aftermath of the terrorist attacks. A "flight-to-quality" bid developed for short-dated U.S. Treasury securities fueling another leg of the cyclical bond market rally. Long Treasuries were aided by the news that there would be no additional supply of 30-year bonds. Relative yield spreads on corporate bonds widened with high-yield securities actually experiencing price declines in an otherwise rising bond market.

For the six months ended November 30, 2001, the Total Return Bond Fund produced a total return of 4.51% compared to 5.73% for the Lehman Aggregate Bond Index./1,2/ The Fund maintained an effective duration somewhat less than its unmanaged benchmark during this timeframe. In addition, the Fund was relatively underweighted to the benchmark in Treasury and federal agency securities while holding a position in high yield securities. As a result, the Fund's comparative performance lagged the Index in the predominantly falling interest rate environment. In addition, relative to the unmanaged benchmark the Fund was underweight in the intermediate maturity area of the yield curve where yields fell the greatest.

The Fund's advisor anticipates improving business conditions developing during 2002. The rate cuts engineered by the Federal Reserve combined with aggressive federal government spending may boost economic activity. The Fund has been positioned in a relatively defensive posture for eventual increases in interest rates as the advisor foresees an environment where yields on short to intermediate dated securities possibly rise faster than those on long bonds. The Fund also maintains overweight positions in corporates, mortgage-backed and high yield securities./3/

                The M.S.D.&T. Maryland Tax-Exempt Bond Fund/6/

The tide has shifted for issuers of municipal bonds in Maryland over the last half of 2001. Revenues have continued to decline as the economy worsened after the terrorist attacks of September 11th. As a result of the recession, state and local governments have seen surpluses suddenly turn into deficits. They are now faced with having to pay for improvements and upgrades to infrastructure required as a result of the terrorists' actions. Issuance of tax-exempt bonds in Maryland, which had been slowly increasing in the first half of 2001, moved higher as the year drew to a close. The outlook for 2002 may show continuation of that trend--supply increasing, while demand remains steady. Fortunately, Maryland has not been hit as hard as most states during this recession. Credit spreads have widened from the historically narrow levels seen over the past 2 years, but not to the degree that has been priced into the overall municipal market.

The effective duration of the Maryland Tax-Exempt Bond Fund had been shortened earlier this year as it appeared the economy might pull out of its doldrums by the end of this year. The attacks of September 11th dampened those expectations, moving the timetable into possibly the middle of 2002. The advisor hopes that the year-long reduction in the Fed Funds rate and expected increased government spending and tax cuts will help stimulate economic growth. Market expectations should begin to price in the inflation that usually accompanies growth, although inflation is currently insignificant. Therefore, with risks weighted toward possibly higher tax-exempt yields, the advisor intends to take advantage of any rallies in the municipal bond market to shorten the average maturity of the portfolio.

              The M.S.D.&T. Intermediate Tax-Exempt Bond Fund/6/

Short to intermediate term municipal yields resumed their move lower in the second half of 2001, as the economy has forced the Federal Reserve to continue lowering the Fed Funds rate by 2.00% as of November 30, 2001 in an effort to kick start growth. A major aftershock of the September 11th terrorist attacks was another short, steep drop-off in economic activity. Dynamics have changed in the municipal market as well. In year 2000 and early in 2001, demand outstripped supply as issuers paid for projects from tax receipts and other revenues while investors fled the equity markets for the relative safety of municipal bonds. From the middle of this year, that balance has shifted. Retail buyers have moved into money market funds and have started to turn back to the equity markets. Issuers have been forced to make up for lack of revenue due to the economic slowdown by turning to the tax-exempt bond market for financing. The recession has started to erode the creditworthiness of some issuers, resulting in credit spreads widening in most sectors over the second half of 2001.

The advisor kept the effective duration of the Intermediate Tax-Exempt Bond Fund neutral relative to its benchmark for the first half of 2001 as market expectations of an end to the recession were on the horizon. The terrorist attacks of September 11th set back that timetable. Given the amount of monetary stimulus the Federal Reserve has added to the banking system over the past year and the fiscal stimulus being debated in Congress, the economy may regain its footing in the coming year. Inflation has been negligible in 2001, due to low oil prices, excess capacity and slack in labor demand. Once growth starts to accelerate, not only in the United States but Europe and Asia as well, expectations for an increase in inflation pressures may rise. Any yield rallies may be utilized by the advisor to shorten the effective duration of the Fund, in an effort to protect principal.

                The M.S.D.&T. National Tax-Exempt Bond Fund/6/

Municipal yields have moved lower since the middle of 2001 across the tax-exempt yield curve. The economic slowdown in place since the beginning of the year continued to worsen. Negligible inflation also worked to the bondholders' benefit. Just as it appeared as if the economy might be bottoming out, the terrorist attacks of September 11th took place, sending the economy into an even deeper tailspin. The tax-exempt bond market also saw its fundamentals begin to change. Due to the recession, taxes and other revenues collected by state and local governments started to decline early this year and continued to decrease as the economy softened. As a result, many issuers had to fund projects through proceeds of bond issuance. This situation was exacerbated by the events of September 11th. In addition, much of the rebuilding of New York City and its infrastructure will be financed in the municipal bond market, as will many other needs and improvements to public facilities and services made necessary by the terrorist attacks. The result may be an increase in bond issuance.

The effective duration of the National Tax-Exempt Bond Fund was shortened during the late summer and fall of 2001 as the bond market rally looked to be nearly over. While the economy may not yet have hit bottom, mixed economic statistics have resulted in a very volatile market over the past two months. This trend may continue until it becomes apparent that the Federal Reserve's reduction of the Federal Funds rate begins to have its desired effect on the economy. If interest rates rise, the advisor may use rallies in the tax-exempt bond market to shorten the effective duration of the Fund.

/1/Performance Index Comparisons: The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks and is generally representative of the performance of the U.S. stock market. The NASDAQ Index is an unmanaged index of the companies listed on the NASDAQ. The Russell 1000(R) Value Index measures the performance of the 1000 largest U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) and 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation. The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market. The Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between 1 and 5 years. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index, its Mortgage-Backed Securities Index and its Asset-Backed Securities Index. An investor cannot invest directly in an index.

/2/Total return and principal value of investments will fluctuate with market changes and shares, when redeemed, may be worth more or less than their original cost. Figures for the period indicated reflect fee waivers in effect, reinvestment of dividends, distributions, and capital gains as well as changes in share price. Fee waivers may result in higher total returns than would occur if full fees were charged. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Past performance is not a guarantee of future results.

                                                                                             Average
                                            Total Return    Annualized       Annualized    Annual Total
                                            for the one  Total Return for Total Return for Return since year ended  five years ended ten years ended  inception to
                                  Inception December 31,   December 31,     December 31,   December 31,
                                    Date        2001           2001             2001           2001
                                  --------- ------------ ---------------- ---------------- ------------
Growth & Income Fund.............  2/28/91    -15.68%         11.31%           12.03%         12.27%
Equity Income Fund...............   3/1/98     -3.22%            N/A              N/A          0.45%
Equity Growth Fund...............   3/1/98    -21.11%            N/A              N/A          0.40%
Capital Opportunities Fund.......   7/5/00    -13.40%            N/A              N/A        -14.39%
International Equity Fund........   7/2/93    -11.35%          3.01%              N/A          5.98%
Diversified Real Estate Fund.....   8/1/97     12.41%            N/A              N/A          7.11%
Limited Maturity Bond Fund.......  3/14/91      5.21%          6.02%            5.81%          6.23%
Total Return Bond Fund...........   3/1/98      6.41%            N/A              N/A          6.09%
Maryland Tax-Exempt Bond Fund....   6/2/92      4.13%          5.27%              N/A          5.55%
Intermediate Tax-Exempt Bond Fund   3/1/98      5.35%            N/A              N/A          4.42%
National Tax-Exempt Bond Fund....   3/1/98      3.96%            N/A              N/A          4.76%

/3/Portfolio composition is subject to change at any time without notice.

/4/The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund participates heavily in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently are attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investments in IPOs on its total returns may not be as significant.

/5/International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

/6/The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National
   Tax-Exempt Bond Funds' income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

                             M.S.D.&T. Funds, Inc.
                            PRIME MONEY MARKET FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)


                           Par
                          (000)          Value
                          -----          -----
AGENCY OBLIGATIONS -- 18.6%
Federal Home Loan Bank -- 8.4%
Floating Rate Notes**
  2.165%, 08/15/02...... $ 25,000    $  25,000,000
  2.205%, 09/18/02......    9,000        9,000,000
Notes
  2.50%, 11/01/02.......   15,000       15,000,000
  2.25%, 11/27/02.......    5,000        5,000,000
                                     -------------
                                        54,000,000
                                     -------------
Federal Home Loan Mortgage Corp. -- 2.4%
Notes
  4.02%, 07/02/02.......   15,000       15,000,000
                                     -------------
Federal National Mortgage Association -- 3.9%
Notes
  2.255%, 07/24/02......   25,000       25,000,000
                                     -------------
Student Loan Marketing Association -- 3.9%
Floating Rate Notes**
  2.255%, 12/20/01......   10,000       10,000,000
  2.205%, 03/21/02......   15,000       15,000,000
                                     -------------
                                        25,000,000
                                     -------------
  TOTAL AGENCY OBLIGATIONS
   (Cost $119,000,000)..               119,000,000
                                     -------------
BANK NOTES -- 2.3%
Bank of America Corp.
  2.35%, 03/06/02.......   15,000       15,000,000
                                     -------------
  TOTAL BANK NOTES
   (Cost $15,000,000)...                15,000,000
                                     -------------
BANKER'S ACCEPTANCES -- 3.5%
Toronto Dominion Bank
  2.07%, 03/26/02.......   10,000        9,933,875
  1.97%, 05/28/02.......   12,408       12,287,139
                                     -------------
  TOTAL BANKER'S ACCEPTANCES
   (Cost $22,221,014)...                22,221,014
                                     -------------
CERTIFICATES OF DEPOSIT -- 5.5%
Domestic -- 0.8%
SunTrust Banks, Inc.**
  2.07%, 02/11/02.......    5,000        5,000,000
                                     -------------

                             Par
                            (000)          Value
                            -----          -----
CERTIFICATES OF DEPOSIT -- Continued
Yankee -- 4.7%
Bank of Montreal
  3.405%, 01/08/02........ $ 10,000    $  10,000,000
Canadian Imperial Bank of Commerce
  3.66%, 01/15/02.........   15,000       15,000,000
Toronto Dominion Bank
  3.53%, 06/10/02.........    5,000        5,000,000
                                       -------------
                                          30,000,000
                                       -------------
  TOTAL CERTIFICATES OF DEPOSIT
   (Cost $35,000,000).....                35,000,000
                                       -------------
COMMERCIAL PAPER -- 34.4%
Banks -- 2.3%
Westdeutche Landesbank Girozentrale
2.03%, 04/03/02...........   15,000       14,895,963
                                       -------------
Brokers/Dealers -- 11.4%
J.P. Morgan & Co.
  2.45%, 12/07/01.........   25,000       24,989,792
Morgan Stanley Dean Witter
  1.95%, 01/17/02.........   20,000       19,949,083
UBS AG
  2.15%, 12/03/01.........   28,000       27,996,656
                                       -------------
                                          72,935,531
                                       -------------
Consumer Goods -- 3.1%
Procter & Gamble
  2.22%, 12/14/01.........   10,000        9,991,983
  2.00%, 03/14/02.........   10,000        9,942,778
                                       -------------
                                          19,934,761
                                       -------------
Education -- 2.4%
Harvard University
  3.48%, 12/05/01.........   15,000       14,994,200
                                       -------------
Finance -- 2.0%
Private Export Development Corp.
  3.50%, 12/19/01.........   13,000       12,977,250
                                       -------------
Health Care -- 3.1%
Merck & Co., Inc.
  2.20%, 02/08/02.........   20,000       19,915,667
                                       -------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            PRIME MONEY MARKET FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                Par
                               (000)          Value
                              -----           -----
COMMERCIAL PAPER -- Continued
Petroleum -- 3.9%
Chevron Transport Corp.
 3.36%, 12/14/01............. $ 15,000    $  14,981,800
 2.05%, 02/06/02.............   10,000        9,961,847
                                          -------------
                                             24,943,647
                                          -------------
Utilities -- Electric -- 3.9%
General Electric Capital Corp.
 3.74%, 12/03/01.............   15,000       14,996,883
 2.45%, 01/24/02.............   10,000        9,963,250
                                          -------------
                                             24,960,133
                                          -------------
Utilities -- Telephone -- 2.3%
BellSouth Corp.***
 2.33%, 12/27/01.............   15,000       14,974,758
                                          -------------
 TOTAL COMMERCIAL PAPER
   (Cost $220,531,910).......               220,531,910
                                          -------------
ASSET-BACKED SECURITIES -- 6.7%
Finance -- 6.7%
Amsterdam Funding Corp.
 2.08%, 01/03/02.............   10,000        9,980,933
Centric Capital Corp.***
 2.03%, 02/14/02.............    7,000        6,970,396
 3.39%, 02/19/02.............    4,200        4,168,360
 2.50%, 04/15/02.............    7,000        6,940,937
Windmill Funding Corp.
 1.95%, 01/11/02.............   15,000       14,966,688
                                          -------------
 TOTAL ASSET-BACKED SECURITIES
   (Cost $43,027,314)........                43,027,314
                                          -------------
CORPORATE BONDS -- 4.1%
Banking -- 0.2%
Associates Corp. N.A.
 6.50%, 07/15/02.............    1,074        1,090,521
                                          -------------
Brokers/Dealers -- 2.3%
Merrill Lynch
 7.07%, 08/26/02.............   10,000       10,243,791
 2.40%, 11/20/02.............    5,000        5,000,000
                                          -------------
                                             15,243,791
                                          -------------

                                Par
                               (000)          Value
                              -----           -----
CORPORATE BONDS -- Continued
Finance -- 0.8%
AVCO Financial Services
 6.00%, 08/15/02............. $  5,000    $   5,069,213
                                          -------------
Telecommunications -- 0.8%
SBC Communications FRN**
 3.13%, 03/14/02.............    5,000        5,000,000
                                          -------------
 TOTAL CORPORATE BONDS
   (Cost $26,403,525)........                26,403,525
                                          -------------
REPURCHASE AGREEMENTS -- 18.1%
Banc of America Securities, LLC
(Agreement dated 11/30/01 to
 be repurchased at
 $19,074,242 collateralized
 by $19,000,000 (Value
 $19,478,379) U.S. Treasury
 Notes, 6.625%, due
 4/30/02) 20.40%, 12/03/01...   19,071       19,071,000
Goldman Sachs Group, Inc.
(Agreement dated 11/30/01 to
 be repurchased at
 $10,001,750 collateralized
 by $7,280,000 (Value
 $10,200,867) U.S. Treasury
 Notes, 13.875%, due
 5/15/11) 2.10%, 12/03/01....   10,000       10,000,000
Merrill Lynch Government Securities, Inc.
(Agreement dated 11/30/01 to
 be repurchased at
 $18,003,150 collateralized
 by $16,430,000 (Value
 $18,389,360) U.S. Treasury
 Notes, 6.875%, due
 5/15/06) 2.10%, 12/03/01....   18,000       18,000,000
J.P. Morgan Securities, Inc.
(Agreement dated 11/30/01 to
 be repurchased at
 $24,004,100 collateralized
 by $24,655,000 (Value
 $24,475,019) U.S. Treasury
 Bills, due 5/02/02) 2.05%,
 12/03/01....................   24,000       24,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            PRIME MONEY MARKET FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                     Par
                                    (000)          Value
                                   -----           -----
CORPORATE BONDS -- Continued
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $13,002,221
 collateralized by $10,400,000
 (Value $13,249,685) U.S. Treasury
 Notes, 11.75%, due 2/15/10)
 2.05%, 12/03/01.................. $ 13,000    $  13,000,000
State Street Bank & Trust Co.
(Agreement dated 11/30/01 to be
 repurchased at $20,003,333
 collateralized by $20,540,000
 (Value $20,404,436) U.S. Treasury
 Bills, due 4/18/02)
 2.00%, 12/03/01..................   20,000       20,000,000
Wachovia Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $12,002,050
 collateralized by $10,319,000
 (Value $12,275,138) U.S. Treasury
 Notes, 7.25%, due 5/15/16)
 2.05%, 12/03/01..................   12,000       12,000,000
                                               -------------
  TOTAL REPURCHASE AGREEMENTS
   (Cost $116,071,000)............               116,071,000
                                               -------------

                                       Number of
                                        Shares       Value
                                       ---------     -----
INVESTMENT COMPANIES -- 6.8%
Goldman Sachs Financial Square Prime
 Obligations Fund..................... 14,834,539 $ 14,834,539
Merrill Lynch Premier Institutional
 Fund................................. 25,000,000   25,000,000
Provident Institutional Funds --
 TempFund.............................  3,916,270    3,916,270
                                                  ------------
 TOTAL INVESTMENT COMPANIES
   (Cost $43,750,809)................               43,750,809
                                                  ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.0%
 (Cost $641,005,572*)................              641,005,572
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%....      110,855
                                                  ------------
NET ASSETS -- 100.0% (equivalent to $1.00 per
 share based on 641,199,575 shares outstanding).. $641,116,427
                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE ($641,116,427 /                               $1.00
 641,199,575)....................................        =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of November 30, 2001.
*** Security was purchased pursuant to Section 4(2) of the Securities Act of 1933 and may be resold only to qualified buyers.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
             GOVERNMENT MONEY MARKET FUND Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                        Par
                       (000)        Value
                       -----        -----
AGENCY OBLIGATIONS -- 69.0%
Federal Farm Credit Bureau -- 14.1%
Discount Notes
  2.43%, 12/17/01.... $ 4,250   $   4,245,410
Floating Rate Notes**
  2.479%, 04/02/02...  10,000      10,000,000
Notes
  3.83%, 12/03/01....   5,000       5,000,000
  3.35%, 12/03/01....  10,000      10,000,000
  2.41%, 01/02/01....  10,000      10,000,000
  2.10%, 02/01/02....  15,000      15,000,000
  2.05%, 05/01/02....  10,000      10,001,304
                                -------------
                                   64,246,714
                                -------------
Federal Home Loan Bank -- 16.5%
Discount Notes
  1.97%, 01/18/02....  10,000       9,973,733
Floating Rate Notes**
  2.165%, 08/15/02...  15,000      15,000,000
  2.205%, 09/18/02...  10,000      10,000,000
Notes
  6.88%, 07/18/02....  10,000      10,198,355
  3.63%, 08/15/02....  10,000      10,000,000
  2.765%, 10/11/02...  10,000      10,000,000
  2.50%, 11/01/02....   5,000       5,000,000
  2.25%, 11/27/02....   5,000       5,000,000
                                -------------
                                   75,172,088
                                -------------
Federal Home Loan Mortgage Corp. -- 13.1%
Discount Notes
  2.25%, 12/20/01....  15,000      14,982,187
  3.48%, 01/03/02....  10,000       9,968,100
  2.00%, 02/15/02....  10,000       9,957,778
  2.28%, 02/28/02....  10,000       9,943,633
  1.95%, 03/18/02....  10,000       9,942,042
Notes
  3.72%, 08/27/02....   5,000       5,000,000
                                -------------
                                   59,793,740
                                -------------
Federal National Mortgage Association -- 15.4%
Discount Notes
  2.28%, 12/07/01....  15,000      14,994,300
  3.52%, 12/14/01....  15,000      14,987,488

                                     Par
                                    (000)      Value
                                   -----       -----
AGENCY OBLIGATIONS -- Continued
Federal National Mortgage Association -- Continued
  2.04%, 01/31/02................. $10,000 $   9,965,433
  1.82%, 04/25/02.................   5,000     4,963,347
Floating Rate Notes**
  2.45%, 07/05/02.................  10,000    10,000,067
  2.255%, 07/24/02................  15,000    15,000,000
                                           -------------
                                              69,910,635
                                           -------------
Student Loan Marketing Association -- 9.9%
Floating Rate Notes**
  2.135%, 01/17/02................  15,000    15,000,000
  2.085%, 02/21/02................  10,000    10,000,000
  2.205%, 03/21/02................  10,000    10,000,000
  2.035%, 05/16/02................  10,000    10,000,000
                                           -------------
                                              45,000,000
                                           -------------
  TOTAL AGENCY OBLIGATIONS
   (Cost $314,123,177)............           314,123,177
                                           -------------
REPURCHASE AGREEMENTS -- 23.6%
Banc of America Securities, LLC
(Agreement dated 11/30/01 to be
 repurchased at $15,598,331
 collateralized by $14,320,000
 (Value $20,102,040) U.S. Treasury
 Notes, 8.875%, due 2/15/19)
 2.04%, 12/03/01..................  19,595    19,595,000
Merrill Lynch Government Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $19,003,325
 collateralized by $16,495,000
 (Value $19,377,738) U.S. Treasury
 Notes, 11.875%, due 11/15/03)
 2.10%, 12/03/01..................  19,000    19,000,000
J.P. Morgan Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $19,003,246
 collateralized by $19,520,000
 (Value $19,377,504) U.S. Treasury
 Bills, due 5/02/02)
 2.05%, 12/03/01..................  19,000    19,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         GOVERNMENT MONEY MARKET FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                     Par
                                    (000)      Value
                                   -----       -----
Repurchase Agreements -- Continued
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $15,002,563
 collateralized by $12,430,000
 (Value $15,302,163) U.S. Treasury
 Notes, 11.625%, due 11/15/04)
 2.05%, 12/03/01.................. $15,000 $  15,000,000
State Street Bank & Trust Co.
(Agreement dated 11/30/01 to be
 repurchased at $18,003,000
 collateralized by $18,485,000
 (Value $18,362,999) U.S. Treasury
 Bills, due 4/18/02)
 2.00%, 12/03/01..................  18,000    18,000,000
Wachovia Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $17,002,904
 collateralized by $14,619,000
 (Value $17,390,275) U.S. Treasury
 Notes, 7.25%, due 5/15/16)
 2.05%, 12/03/01..................  17,000    17,000,000
                                           -------------
  TOTAL REPURCHASE AGREEMENTS
   (Cost $107,595,000)............           107,595,000
                                           -------------

                                          Number of
                                           Shares         Value
                                          ---------       -----
             INVESTMENT COMPANIES -- 7.3%
             Goldman Sachs Financial
              Square Government Fund.... 15,000,000   $  15,000,000
             Merrill Lynch Government
              Money Market Fund......... 15,000,000      15,000,000
               Provident Institutional
                Funds -- FedFund........  3,471,676       3,471,676
                                                      -------------
               TOTAL INVESTMENT COMPANIES
                (Cost $33,471,676)................      33,471,676
                                                      -------------
             TOTAL INVESTMENTS IN SECURITIES -- 99.9%
               (Cost $455,189,853*)................    455,189,853
             OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 0.1%....................       332,947
                                                      -------------
             NET ASSETS -- 100.0%
              (equivalent to $1.00 per share based on
              455,651,296 shares outstanding)........ $ 455,522,800
                                                      =============
             NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE                      $1.00
              ($455,522,800 / 455,651,296)...........         =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of November 30, 2001.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                                                Par
                                               (000)         Value
                                               -----         -----
             ALASKA -- 3.0%
             Alaska Marine, VRDN, Exxon
              Mobil Corp., Valdez Project**
               1.55%, 12/01/01............... $ 3,100    $   3,100,000
               1.60%, 12/01/01...............   2,000        2,000,000
             Alaska State Housing Finance
              Corp., RB, Capital Project
               5.00%, 12/01/01...............   2,000        2,000,000
                                                         -------------
                                                             7,100,000
                                                         -------------
             ARIZONA -- 2.6%
             Phoenix, GO, Refunding Bonds
               6.00%, 07/01/02...............   1,050        1,070,945
             Salt River, Agriculture
              Improvement & Power
              Distribution, GO, TECP, LIC:
              Wells, M&I, Bank One, Morgan
              Guaranty Trust Co. NY, Bank of
              America, Bank of New York
               1.95%, 12/06/01...............   4,000        4,000,000
               1.75%, 01/17/02...............   1,000        1,000,000
                                                         -------------
                                                             6,070,945
                                                         -------------
             CONNECTICUT -- 3.9%
             Connecticut State, GO, Cash Flow
              Management
               6.10%, 03/15/02...............   1,000        1,007,907
             Connecticut State, VRDN, GO,
              SPA: Bayerische LandesBank**
               1.20%, 12/07/01...............   1,100        1,100,000
             Connecticut State Health &
              Education, VRDN, RB, AMBAC,
              Yale University**
               1.55%, 12/03/01...............   4,000        4,000,000
             Connecticut State Health &
              Education, VRDN, RB, Yale
              University, Revolving Credit
              Fac: Credit Local de France,
              Toronto Dominion Bank &
              Landesbank Hessen-Thuringen**
               1.45%, 12/07/01...............   3,000        3,000,000
                                                         -------------
                                                             9,107,907
                                                         -------------

                                                 Par
                                                (000)         Value
                                                -----         -----
           DISTRICT OF COLUMBIA -- 2.1%
           George Washington University,
            VRDN, RB, MBIA, SPA: Bank of
            America**
             1.60%, 12/07/01.................. $ 5,000    $   5,000,000
                                                          -------------
           FLORIDA -- 3.8%
           Florida State Board of Education,
            GO, Capital Outlay, Prerefunded
            06/01/02 @ 101
             6.50%, 06/01/12..................   1,250        1,284,207
           University of Florida, VRDN,
            Athletic Association Inc., Capital
            Improvements, LOC: SunTrust
            Bank**
             1.60%, 12/01/01..................   2,400        2,400,000
           Volusia County Health Facilities,
            VRDN, FGIC, Aces-Pooled
            Hospital Loan Program, SPA:
            SunTrust Bank**
             1.40%, 12/07/01..................   5,200        5,200,000
                                                          -------------
                                                              8,884,207
                                                          -------------
           GEORGIA -- 0.4%
           Cobb County School District, GO
             6.00%, 02/01/02..................   1,000        1,004,941
                                                          -------------
           IDAHO -- 1.5%
           Idaho Health Facility Authority,
            VRDN, RB, St. Luke's Medical
            Center, FSA, SPA: Bayerische
            LandesBank & Morgan Guaranty
            Trust Co. NY**
             1.40%, 12/01/01..................   3,500        3,500,000
                                                          -------------
           ILLINOIS -- 4.4%
           Bedford Park Illinois, VRDN,
            Environmental Revenue, GTD
            Minnesota Mining &
            Manufacturing**
             1.80%, 12/07/01..................     500          500,000
           Illinois Educational Facilities,
            VRDN, Northwestern
            University, LOC:
            First National Bank of Chicago/
            Bank One**
             1.55%, 12/07/01..................   4,000        4,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                                 Par
                                                (000)         Value
                                               -------        -----
           ILLINOIS -- Continued
           Illinois Educational Facilities,
            VRDN, Northwestern
            University, SPA: Northern
            Trust Co.**
             1.55%, 12/07/01.................. $ 1,700    $   1,700,000
           Illinois Health Facility, TECP,
            VRDN, Rush Presby./St Luke's
            Medical Center, LOC: Northern
            Trust Co.**
             1.50%, 12/07/01..................   2,035        2,035,000
           Illinois Health Facility, VRDN, RB,
            Rush Presby./St Luke's Medical
            Center, MBIA, SPA: First
            National Bank of Chicago/Bank
            One**
             1.50%, 12/07/01..................   2,000        2,000,000
                                                          -------------
                                                             10,235,000
                                                          -------------
           INDIANA -- 4.5%
           City of Mt. Vernon, TECP, PCRB,
            General Electric Co. Project
             2.55%, 01/17/02..................   4,500        4,500,000
           City of Sullivan, TECP, National
            Rural Utilities COOP
             2.00%, 12/03/01..................   1,000        1,000,000
           Indianapolis Bond Bank, RB, Local
            Public Improvements,
            Prerefunded 01/01/02 @ 102
             6.70%, 01/01/17..................   5,000        5,114,369
                                                          -------------
                                                             10,614,369
                                                          -------------
           LOUISIANA -- 0.7%
           St. Charles Parish, VRDN, PCRB,
            Shell Oil, Co. Project**
             1.60%, 12/01/01..................   1,550        1,550,000
                                                          -------------
           MAINE -- 1.3%
           Maine State, GO
             5.50%, 06/15/02..................   3,000        3,054,243
                                                          -------------

                                         Par
                                        (000)         Value
                                        -----         -----
MARYLAND -- 5.3%
City of Baltimore, VRDN, RB, IDA,
 Capital Acquisition Revenue, LOC:
 Bayerische LandesBank**
  1.45%, 12/07/01..................... $ 2,000    $   2,000,000
Howard County, GO, BAN
  4.00%, 04/15/02.....................   1,000        1,003,434
Maryland State Community
 Development Administration, RB,
 Housing & Community
 Development
  3.20%, 03/28/02.....................   1,000        1,000,000
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 TECP, Johns Hopkins University
  1.55%, 01/03/02.....................   3,000        3,000,000
Montgomery County, GO, TECP, Liq:
 Westdeutsche Landesbank
  1.65%, 01/10/02.....................   2,000        2,000,000
University of Maryland, VRDN, COP,
 College Park Business School, LOC:
 Bank of America**
  1.44%, 12/07/01.....................   2,000        2,000,000
Washington Suburban Sanitation
 District, GO, RB, Secondary Service
  8.00%, 01/01/02.....................   1,460        1,464,488
                                                  -------------
                                                     12,467,922
                                                  -------------
MASSACHUSETTS -- 3.6%
Gateway School District, BAN,
 Regional School District
  4.00%, 05/06/02.....................   2,500        2,521,050
Massachusetts State, GO, Public
 Improvements
  4.125%, 02/01/02....................   1,000        1,001,600
Massachusetts State Health &
 Educational Facilities Authority,
 VRDN, RB, Capital Asset Program,
 LOC: First National Bank of
 Chicago/Bank One, SPA: First
 National Bank of Chicago/Bank
 One**
  1.50%, 12/01/01.....................   3,000        3,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                         Par
                                        (000)         Value
                                        -----         -----
MASSACHUSETTS -- Continued
Massachusetts State, VRDN, GO, SPA:
 State Street B&T Co., Refunding
 Bonds**
  1.40%, 12/07/01..................... $ 2,000    $   2,000,000
                                                  -------------
                                                      8,522,650
                                                  -------------
MICHIGAN -- 1.3%
University of Michigan, VRDN, RB,
 Hospital Revenue**
  1.60%, 12/01/01.....................   2,000        2,000,000
University of Michigan, VRDN, RB,
 Medical Services**
  1.60%, 12/01/01.....................   1,000        1,000,000
                                                  -------------
                                                      3,000,000
                                                  -------------
MINNESOTA -- 5.5%
City of Rochester Health, RB, TECP,
 Health-Mayo Foundation
  1.95%, 01/16/02.....................   5,400        5,400,000
Minneapolis, GO, Special School
 District, University Gateway Project,
 SPA: Wells Fargo
  1.45%, 12/07/01.....................   6,000        6,000,000
Minnesota State, GO, Prerefunded
 8/1/02 @ 100
  5.80%, 08/01/02.....................   1,500        1,531,810
                                                  -------------
                                                     12,931,810
                                                  -------------
MISSISSIPPI -- 0.5%
Harrison County, VRDN, PCRB, E.I.
 duPont deNemours & Co.**
  1.60%, 12/01/01.....................   1,100        1,100,000
                                                  -------------
MISSOURI -- 2.6%
Boone County, IDA, VRDN, PCR,
 GTD Minnesota Mining &
 Manufacturing Project**
  1.80%, 12/07/01.....................     500          500,000
Missouri State Development Finance
 Board, VRDN, RB, Union Station,
 LOC: Canadian Imperial Bank of
 Commerce**
  1.60%, 12/01/01.....................   2,900        2,900,000

                                       Par
                                      (000)         Value
                                      -----         -----
MISSOURI -- Continued
Missouri State Health & Educational
 Facilities, VRDN, RB, SPA: Morgan
 Guaranty Trust Co. NY, Washington
 University Project**
  1.45%, 12/07/01................... $ 2,590    $   2,590,000
                                                -------------
                                                    5,990,000
                                                -------------
NEVADA -- 4.3%
Clark County Improvements District,
 VRDN, Local Improvements,
 Special Assessment, LOC:
 Bayerische Hypo Under
 Vereinsbank**
  1.60%, 12/01/01...................   5,000        5,000,000
Nevada State, GO
  4.50%, 07/01/02...................   5,000        5,054,689
                                                -------------
                                                   10,054,689
                                                -------------
NEW JERSEY -- 0.9%
New Jersey Transportation, RB,
 Capital Grant Anticipation Notes,
 FSA, ETM
  5.40%, 09/01/02...................   2,000        2,052,612
                                                -------------
NEW MEXICO -- 1.7%
Albuquerque Joint Water & Sewer, RB,
 INS: AMBAC
  5.00%, 07/01/02...................   4,040        4,097,577
                                                -------------
NEW YORK -- 4.3%
City of New York, New York Water
 Financial Authority, VRDN, INS:
 FGIC**
  1.45%, 12/03/01...................   5,000        5,000,000
Long Island Power Authority, VRDN,
 RB, New York Electric Systems,
 MBIA, SPA: Credit Suisse First
 Boston**
  1.20%, 12/07/01...................   4,000        4,000,000
New York Transitional Financial
 Authority, GPI, RAN, New York
 City Recovery
  3.25%, 10/02/02...................   1,000        1,009,159
                                                -------------
                                                   10,009,159
                                                -------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                       Par
                                      (000)         Value
                                      -----         -----
NORTH CAROLINA -- 4.8%
City of Durham, VRDN, COP, SPA:
 Wachovia Bank N.A.**
  1.65%, 12/07/01................... $ 2,400    $   2,400,000
City of Winston-Salem, VRDN, COP,
 CPI, SPA: Wachovia Bank N.A.**
  1.55%, 12/07/01...................   2,400        2,400,000
North Carolina Medical Care
 Community, VRDN, RB, Duke
 University Hospital, SPA: Wachovia
 Bank N.A.**
  1.65%, 12/07/01...................   2,000        2,000,000
University of North Carolina, VRDN,
 RB, Housing Systems Revenue
  1.55%, 12/07/01...................   4,500        4,500,000
                                                -------------
                                                   11,300,000
                                                -------------
OHIO -- 5.3%
Cuyahoga County, VRDN, Hospital
 Revenue, Cleveland Clinic, SPA:
 Morgan Guaranty Trust Co. NY**
  1.55%, 12/07/01...................   2,900        2,900,000
Ohio State Air Quality Development
 Authority, VRDN, PCRB, Cincinnati
 Gas & Electric, LOC: Morgan
 Guaranty Trust Co. NY**
  1.60%, 12/01/01...................   1,200        1,200,000
Ohio State University, VRDN, RB**
  1.55%, 12/01/01...................   3,000        3,000,000
Warren County Health Care, VRDN,
 Otterbein Homes, LOC: Fifth Third
 Bank**
  1.65%, 12/07/01...................   5,245        5,245,000
                                                -------------
                                                   12,345,000
                                                -------------
OKLAHOMA -- 1.1%
Tulsa County, GO, School District #9
 Improvements
  4.50%, 06/01/02...................   2,500        2,520,743
                                                -------------
OREGON -- 1.1%
State of Oregon, GO, VRDN, RB,
 Veterans Welfare Board, LOC:
 Morgan Guaranty Trust Co. NY**
  1.45%, 12/07/01...................   2,600        2,600,000
                                                -------------

                                        Par
                                       (000)         Value
                                       -----         -----
PENNSYLVANIA -- 8.0%
Cumberland County, RB, Dickinson
 College, LOC: Mellon Bank NA
  2.10%, 11/01/02.................... $ 1,500    $   1,500,000
Delaware County, IDA, VRDN,
 General Electric Capital Corp.**
  1.40%, 12/07/01....................   2,200        2,200,000
Delaware County, IDA, VRDN, GTD,
 United Parcels Project**
  1.35%, 12/01/01....................   5,800        5,800,000
Pennsylvania State Turnpike
 Commission, RB, Prerefunded
 12/1/01 @ 102
  7.20%, 12/01/01....................   1,500        1,530,000
Pennsylvania State University, RB,
 VRDN, SPA: Chase Manhattan
 Bank**
  1.53%, 12/07/01....................   1,000        1,000,000
State of Pennsylvania, GO, CPI, INS:
 AMBAC
  5.125%, 09/15/02...................   1,600        1,639,550
University of Pittsburgh, VRDN, RB,
 Capital Project**
  1.55%, 12/07/01....................   5,000        5,000,000
                                                 -------------
                                                    18,669,550
                                                 -------------
SOUTH CAROLINA -- 3.1%
Beaufort County School District, GO
  3.50%, 02/01/02....................   1,000        1,000,820
Berkeley County, VRDN, PCR, BP
 Amoco Chemical Co. Project**
  1.65%, 12/01/01....................   2,200        2,200,000
Charleston County School District, GO
  4.00%, 02/01/02....................   2,000        2,002,955
South Carolina State Public Services
 Authority, RB, Santee Cooper, ETM
  6.00%, 07/01/02....................   1,000        1,023,430
South Carolina State Public Services
 Authority, RB, Santee Cooper,
 Prerefunded 7/1/02 @ 102
  6.625%, 07/01/31...................   1,000        1,046,780
                                                 -------------
                                                     7,273,985
                                                 -------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                        Par
                                       (000)         Value
                                       -----         -----
TENNESSEE -- 1.6%
Memphis Electric Systems, RB
  5.625%, 01/01/02................... $ 1,350    $   1,354,134
Nashville and Davidson County, GO,
 Refunding Bonds
  6.25%, 12/01/01....................   1,000        1,000,000
Shelby County, GO
  4.75%, 06/01/02....................   1,400        1,412,588
                                                 -------------
                                                     3,766,722
                                                 -------------
TEXAS -- 7.2%
Harris County, Health Facilities
 Development, VRDN, RB, St. Luke's
 Episcopal Hospital, SPA: Morgan
 Guaranty Trust Co. NY**
  1.60%, 12/01/01....................   1,000        1,000,000
North Central Texas Health Facilities
 Development, VRDN, RB,
 Presbyterian Medical Center, INS:
 MBIA: Chase Manhattan Bank**
  1.45%, 12/01/01....................   4,200        4,200,000
Red River Education Finance
 Corporation, VRDN, RB, Texas
 Christian University Project**
  1.55%, 12/07/01....................   2,000        2,000,000
San Antonio Electric & Gas, RB,
 Prerefunded 02/01/02 @ 101
  5.75%, 02/01/11....................   2,675        2,717,913
San Antonio, GO, GPI
  5.50%, 08/01/02....................   2,750        2,811,307
Texas State, TRAN
  3.75%, 08/29/02....................   4,000        4,037,683
                                                 -------------
                                                    16,766,903
                                                 -------------
UTAH -- 0.6%
Salt Lake County, VRDN, PCRB,
 Service Station Holdings, INS:
 British Petroleum PLC**
  1.65%, 12/01/01....................   1,500        1,500,000
                                                 -------------

                                     Par
                                    (000)      Value
                                    -----      -----
VIRGINIA -- 1.0%
Fairfax County, GO, GPI, INS: SAW
  5.50%, 06/01/02.................. $1,315 $   1,338,499
Virginia State Public Building
 Authority, RB
  5.625%, 08/01/02.................  1,000     1,020,084
                                           -------------
                                               2,358,583
                                           -------------
WASHINGTON -- 2.8%
State of Washington, GO, GPI
  4.25%, 01/01/02..................  1,965     1,967,512
Washington State Health Care
 Facilities Authority, VRDN, RB,
 LOC: Morgan Guaranty Trust, Fred
 Hutchinson Cancer**
  1.60%, 12/01/01..................  4,500     4,500,000
                                           -------------
                                               6,467,512
                                           -------------
WISCONSIN -- 0.9%
State of Wisconsin, TECP, SPA: Bank
 of Nova Scotia, Commerzbank
  1.95%, 12/06/01..................  2,213     2,213,000
                                           -------------
WYOMING -- 1.4%
Lincoln County, VRDN, PCRB, Exxon
 Project**
  1.60%, 12/01/01..................  2,000     2,000,000
Sublette County, VRDN, PCRB, Exxon
 Mobil Corp. Project**
  1.60%, 12/01/01..................  1,300     1,300,000
                                           -------------
                                               3,300,000
                                           -------------
TOTAL MUNICIPAL BONDS
   (Cost $227,430,029).............          227,430,029
                                           -------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         TAX-EXEMPT MONEY MARKET FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                 Number of
                                  Shares       Value
                                 ---------     -----
INVESTMENT COMPANIES -- 5.0%
Goldman Sachs Financial Square
 Tax-Free Money Market Fund..... 4,622,145 $   4,622,145
Provident Institutional Funds --
  MuniFund...................... 7,161,693     7,161,693
                                           -------------
  TOTAL INVESTMENT COMPANIES
   (Cost $11,783,838).....................    11,783,838
                                           -------------
TOTAL INVESTMENTS IN SECURITIES -- 102.1%
  (Cost $239,213,867*)....................  239,213,867
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.1)%..................  (4,862,408)
                                           -------------
NET ASSETS -- 100%
 (equivalent to $1.00 per share based on
 234,367,408 shares outstanding).......... $ 234,351,459
                                           =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($234,351,459 / 234,367,408).............         $1.00
                                                   =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of November 30, 2001 and the maturity date shown is the shorter of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             GROWTH & INCOME FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                            Number of
                             Shares       Value
                            ---------     -----
COMMON STOCK -- 96.3%
Consumer Discretion -- 6.9%
Costco Wholesale Corp.*....  209,010  $   8,544,329
Dana Corp..................  147,570      2,021,709
Home Depot, Inc............   66,150      3,086,559
Sony Corp. ADR.............  120,730      5,758,821
Tiffany & Co...............   55,820      1,607,616
Wal-Mart Stores, Inc.......  150,460      8,297,869
                                      -------------
                                         29,316,903
                                      -------------
Consumer Staples -- 14.7%
Clorox Company.............  351,640     13,896,813
Colgate-Palmolive Co.......  104,700      6,110,292
General Mills, Inc.........   59,120      2,917,572
Kimberly-Clark Corp........  199,180     11,586,301
Nestle ADR*................  201,200     10,369,707
Pepsico, Inc...............  246,390     11,981,946
Philip Morris, Inc.........  109,820      5,180,209
                                      -------------
                                         62,042,840
                                      -------------
Energy -- 6.7%
BP PLC ADR.................  275,700     12,177,669
Chevron-Texaco Corp........  100,254      8,522,593
Exxon Mobil Corp...........  203,012      7,592,649
                                      -------------
                                         28,292,911
                                      -------------
Financials -- 20.2%
Archstone-Smith Trust......  167,000      4,372,060
Berkshire Hathaway B, Inc.*    2,746      6,406,418
Chubb Corp.................   89,330      6,258,460
Citigroup, Inc.............  301,990     14,465,321
Freddie Mac................  150,800      9,978,436
Jefferson Pilot Corp.......  297,715     13,248,317
State Street Corp..........  169,080      8,849,647
T. Rowe Price Group, Inc...  140,800      4,463,360
UNUMProvident Corp.........  397,600     10,258,080
Wells Fargo Company........  164,970      7,060,716
                                      -------------
                                         85,360,815
                                      -------------
Health Care -- 15.0%
Amgen, Inc.*...............   67,440      4,480,039
Bristol Myers Squibb Co....  263,360     14,158,234
Johnson & Johnson..........  189,800     11,055,850

                         Number of
                          Shares       Value
                         ---------     -----
COMMON STOCK -- Continued
Health Care -- Continued
Lilly (Eli), and Co.....  109,540  $   9,055,672
Medimmune*..............   65,200      2,875,320
Merck & Co., Inc........  214,200     14,512,050
Zimmer Holdings, Inc.*..  226,516      7,307,406
                                   -------------
                                      63,444,571
                                   -------------
Industrials -- 11.8%
Emerson Electric Co.....  149,000      8,054,940
Honeywell International.  276,700      9,169,838
Norfolk Southern Corp...  445,050      8,629,519
Southwest Airlines Co...  505,235      9,473,156
United Parcel Service...   97,360      5,473,579
United Technologies.....  151,610      9,126,922
                                   -------------
                                      49,927,954
                                   -------------
Information Technology -- 14.4%
Check Point Software*...   78,410      3,007,023
Dell Computer Corp.*....  156,230      4,363,504
IBM.....................  139,350     16,107,466
Intel Corp..............  157,300      5,137,418
Kyocera ADR.............   73,920      5,509,258
Microsoft*..............  211,330     13,569,499
Nokia Corp. ADR.........  163,800      3,769,038
Qualcomm, Inc.*.........   40,200      2,360,544
Texas Instruments, Inc..  214,770      6,883,379
                                   -------------
                                      60,707,129
                                   -------------
Telecommunication -- 4.0%
Verizon Communications..  175,200      8,234,400
Vodafone ADR............  339,920      8,613,573
                                   -------------
                                      16,847,973
                                   -------------
Utilities -- 2.6%
Calpine Corp.*..........  261,000      5,627,160
Exelon Corp.............   28,460      1,269,601
TXU Corp................   89,470      4,035,097
                                   -------------
                                      10,931,858
                                   -------------
TOTAL COMMON STOCK
   (Cost $348,481,289)..             406,872,954
                                   -------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             GROWTH & INCOME FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                    Par
                                   (000)      Value
                                   -----      -----
REPURCHASE AGREEMENTS -- 3.4%
Goldman Sachs Group, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $7,001,225
 collateralized by $5,480,000
 (Value $7,154,409) U.S. Treasury
 Notes, 10.375%, due 11/15/12)
 2.10%, 12/03/01.................. $7,000 $   7,000,000
Merrill Lynch Government Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $7,308,279
 collateralized by $7,135,000
 (Value $7,456,947) U.S. Treasury
 Notes, 4.75%, due 1/31/03)
 2.10%, 12/03/01..................  7,307     7,307,000
                                          -------------
  TOTAL REPURCHASE AGREEMENTS
   (Cost $14,307,000)....................    14,307,000
                                          -------------
TOTAL INVESTMENTS IN
 SECURITIES -- 99.7%
  (Cost $362,788,289**)..................   421,179,954
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.3%.....................     1,132,545
                                          -------------
NET ASSETS  -- 100.0%
 (equivalent to $17.43 per share based on
 24,226,347 shares outstanding).......... $ 422,312,499
                                          =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                      $17.43
 ($422,312,499 / 24,226,347).............        ======

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $362,859,448. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                  Excess of value over tax cost $ 87,728,129
                  Excess of tax cost over value $(29,407,623)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              EQUITY INCOME FUND
                           Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                                Number of
                                 Shares       Value
                                ---------     -----
COMMON STOCK -- 92.4%
Consumer Discretion -- 10.9%
Carnival Cruise................   66,150  $   1,727,177
Dana Corp......................   93,000      1,274,100
Gannett Co., Inc...............   28,425      1,974,116
General Motors Corp............   22,575      1,121,978
Starwood Hotels & Resorts Corp.   43,350      1,176,519
Wal-Mart Stores, Inc...........   48,750      2,688,562
Whirlpool Corp.................   14,700        966,672
                                          -------------
                                             10,929,124
                                          -------------
Consumer Staples -- 8.8%
Albertson's, Inc...............   33,150      1,112,514
Conagra........................   49,900      1,146,203
CVS Corp.......................   27,250        734,387
Kimberly-Clark Corp............   27,475      1,598,221
Pepsico, Inc...................   36,700      1,784,721
Procter & Gamble Co............   31,650      2,451,609
                                          -------------
                                              8,827,655
                                          -------------
Energy -- 8.1%
BP Amoco ADR...................   63,450      2,802,586
Chevron-Texaco Corp............   18,210      1,548,032
Exxon Mobil Corp...............   44,500      1,664,300
Schlumberger Ltd...............   44,700      2,146,047
                                          -------------
                                              8,160,965
                                          -------------
Financials -- 19.3%
Archstone-Smith Trust..........   38,965      1,020,104
Chubb Corp.....................   17,000      1,191,020
Citigroup, Inc.................   35,775      1,713,623
Freddie Mac....................   27,600      1,826,292
J.P. Morgan Chase & Co.........   57,400      2,165,128
Jefferson Pilot Corp...........   23,425      1,042,413
Lincoln National Corp..........   22,875      1,091,138
Regions Financial Corp.........   41,725      1,200,428
Sun Trust Banks, Inc...........   22,100      1,398,046
T. Rowe Price Group, Inc.......   22,350        708,495
Union Planters Corp............   35,050      1,521,520
UNUMProvident Corp.............   37,450        966,210
Wachovia Corp..................   56,500      1,748,675

                            Number of
                             Shares       Value
                            ---------     -----
COMMON STOCK -- Continued
Financials -- Continued
Wachovia Corp. -- Dividend
 Share.....................   28,250   $      13,560
Wells Fargo Company........   39,975       1,710,930
                                      --------------
                                          19,317,582
                                      --------------
Health Care -- 9.9%
American Home Products.....   56,250       3,380,625
Bristol Myers Squibb Co....   51,950       2,792,832
Johnson & Johnson..........   42,000       2,446,500
Schering-Plough Corp.......   37,275       1,331,836
                                      --------------
                                           9,951,793
                                      --------------
Industrials -- 15.4%
American Power Conversion*.   72,600         998,976
Boeing Corp................   32,450       1,138,995
Caterpillar, Inc...........   29,000       1,375,180
Emerson Electric Co........   29,800       1,610,988
General Electric Co........   59,150       2,277,275
Minnesota Mining &
 Manufacturing.............    8,725         999,710
Norfolk Southern Corp......   72,950       1,414,500
Southwest Airlines Co......  100,225       1,879,219
Timken Co..................   89,000       1,262,020
Tyco International.........   42,150       2,478,420
                                      --------------
                                          15,435,283
                                      --------------
Information Technology -- 9.5%
Autodesk...................   21,500         799,800
Gateway, Inc.*.............   51,675         485,745
IBM........................   23,100       2,670,129
Intel Corp.................   91,050       2,973,693
Microsoft*.................   17,300       1,110,833
Teradyne, Inc.*............   55,000       1,532,300
                                      --------------
                                           9,572,500
                                      --------------
Materials -- 5.1%
Air Products & Chemicals...   41,900       1,915,668
E.I. duPont deNemours & Co.   31,900       1,414,446
International Paper Co.....   43,475       1,736,826
                                      --------------
                                           5,066,940
                                      --------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              EQUITY INCOME FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                  Number of
                                   Shares       Value
                                  ---------     -----
COMMON STOCK -- Continued
Telecommunication -- 2.9%
Qwest Communications
 International...................   29,725  $     353,727
Verizon Communications...........   53,550      2,516,850
                                            -------------
                                                2,870,577
                                            -------------
Utilities -- 2.5%
Williams Cos.....................   40,075      1,070,804
Xcel Energy......................   51,325      1,401,686
                                            -------------
                                                2,472,490
                                            -------------
  TOTAL COMMON STOCK
   (Cost $73,168,329)............              92,604,909
                                            -------------
PREFERRED STOCK -- 1.4%
Information Technology -- 1.4%
Electronic Data Services.........   25,210      1,449,323
                                            -------------
  TOTAL PREFERRED STOCK
   (Cost $1,260,500).............               1,449,323
                                            -------------

                                     Par
                                    (000)
                                   -----
REPURCHASE AGREEMENTS -- 6.0%
Banc of America Securities, LLC
(Agreement dated 11/30/01 to be
 repurchased at $3,063,521
 collateralized by $2,250,000
 (Value $3,152,491) U.S. Treasury
 Notes, 8.875%, due 2/15/19)
 2.04%, 12/03/01.................  $ 3,063      3,063,000
Merrill Lynch Government Securities, Inc.
(Agreement dated 11/30/01 to be
 repurchased at $3,000,525
 collateralized by $2,720,000
 (Value $3,065,051) U.S. Treasury
 Notes, 7.875%, due 11/15/04)
 2.10%, 12/03/01.................    3,000      3,000,000
                                            -------------
  TOTAL REPURCHASE AGREEMENTS
   (Cost $6,063,000).......................     6,063,000
                                            -------------

                                                Value
                                                -----
TOTAL INVESTMENTS IN
 SECURITIES -- 99.8%
 (Cost $80,491,829**)...................... $ 100,117,232
OTHER ASSETS IN EXCESS
 OF LIABILITIES -- 0.2%....................       158,506
                                            -------------
NET
 ASSETS -- 100.0% (equivalent
 to $4.50 per share
 based on 22,298,672
 shares outstanding)....................... $ 100,275,738
                                            =============
NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE PER
 SHARE ($100,275,738 /                              $4.50
 22,298,672)...............................         =====

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $80,799,062. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $26,795,149
                   Excess of tax cost over value $(7,476,979)


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              EQUITY GROWTH FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                                 Number of
                                  Shares        Value
                                 ---------      -----
COMMON STOCK -- 93.4%
Consumer Discretion -- 9.6%
AOL Time Warner*................   55,000    $  1,919,500
Gap, Inc........................   30,000         396,900
General Motors -- Class H*......   39,000         561,600
Home Depot, Inc.................   21,000         979,860
McDonald's Corp.................   24,000         644,160
Target Corp.....................   20,000         750,800
Wal-Mart Stores, Inc............   16,000         882,400
                                             ------------
                                                6,135,220
                                             ------------
Consumer Staples -- 4.5%
Colgate-Palmolive Co............   18,700       1,091,332
Nestle ADR*.....................   20,000       1,030,786
Pepsico, Inc....................   15,600         758,628
                                             ------------
                                                2,880,746
                                             ------------
Energy -- 3.3%
Schlumberger Ltd................   21,200       1,017,812
Transocean Sedco Forex..........   37,700       1,066,910
                                             ------------
                                                2,084,722
                                             ------------
Financials -- 5.7%
American Express Co.............   20,400         671,364
American International Group Co.   11,600         955,840
Freddie Mac.....................   24,000       1,588,080
T. Rowe Price Assoc.............   14,300         453,310
                                             ------------
                                                3,668,594
                                             ------------
Health Care -- 16.4%
American Home Products..........   20,000       1,202,000
Amgen, Inc.*....................   19,000       1,262,170
Baxter International............   11,000         572,000
Bristol Myers Squibb Co.........   16,000         860,160
Chiron Corp.*...................   13,200         572,880
Guidant Corp.*..................   20,000         976,200
Medimmune*......................   23,900       1,053,990
Pfizer, Inc.....................   59,300       2,568,283
Schering-Plough Corp............   40,000       1,429,200
                                             ------------
                                               10,496,883
                                             ------------
Industrials -- 9.6%
American Power Conversion*......   80,000       1,100,800
Devry, Inc......................   28,100         730,319
General Electric Co.............   45,700       1,759,450

                         Number of
                          Shares        Value
                         ---------      -----
COMMON STOCK -- Continued
Industrials -- Continued
IMS Health, Inc.........   50,200    $  1,028,096
Tyco International......   25,700       1,511,160
                                     ------------
                                        6,129,825
                                     ------------
Information Technology -- 19.4%
Avnet, Inc..............   50,000       1,187,500
Celestica, Inc.*........   28,700       1,213,723
Cisco Systems*..........   90,000       1,839,600
Electronic Data Services   11,800         816,796
EMC Corp*...............   79,000       1,326,410
IBM.....................    8,300         959,397
Nokia Corp. ADR.........   99,000       2,277,990
Palm, Inc.*.............  108,000         376,920
Qualcomm, Inc.*.........   18,000       1,056,960
Sun Microsystems*.......   56,000         797,440
Teradyne, Inc.*.........   21,000         585,060
                                     ------------
                                       12,437,796
                                     ------------
Semi-Conductors -- 9.1%
Intel Corp..............   60,000       1,959,600
RF Micro Sevices, Inc.*.   60,000       1,455,000
Texas Instruments, Inc..   30,000         961,500
Xilinx, Inc.*...........   40,000       1,444,400
                                     ------------
                                        5,820,500
                                     ------------
Software -- 8.1%
Autodesk................   14,500         539,400
Check Point Software*...   18,200         697,970
Microsoft*..............   28,000       1,797,880
Siebel Systems, Inc.*...   48,200       1,077,270
Veritas Software*.......   27,000       1,050,030
                                     ------------
                                        5,162,550
                                     ------------
Telecommunication -- 5.2%
AT&T Wireless Services*.   65,023         908,371
Qwest Communications
 International..........   66,300         788,970
Verizon Communications..   15,500         728,500
Vodafone ADR............   35,000         886,900
                                     ------------
                                        3,312,741
                                     ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                              EQUITY GROWTH FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                                  Number of
                                                   Shares      Value
                                                  ---------    -----
COMMON STOCK -- Continued
Utilities -- 2.5%
Calpine Corp.*...................................   29,600  $    638,176
Williams Cos.....................................   36,000       961,920
                                                            ------------
                                                               1,600,096
                                                            ------------
 TOTAL COMMON STOCK
   (Cost $63,697,174)............................             59,729,673
                                                            ------------

                                                         Par
                                                        (000)
                                                        -----
REPURCHASE AGREEMENTS -- 6.6%
Banc of America Securities, LLC
(Agreement dated 11/30/01 to be repurchased at
 $2,253,383 collateralized by $2,260,000
 (Value $2,316,902) U.S. Treasury Notes, 6.625%, due
 4/30/02) 2.04%, 12/03/01.............................. $2,253 2,253,000
Merrill Lynch Government Securities, Inc.
(Agreement dated 11/30/01 to be repurchased at
 $2,000,350 collateralized by $1,740,000
 (Value $2,044,090) U.S. Treasury Notes, 11.875%, due
 11/15/03) 2.10%, 12/03/01.............................  2,000 2,000,000
                                                               ---------
 TOTAL REPURCHASE AGREEMENTS
   (Cost $4,253,000)...................................        4,253,000
                                                               ---------

                                                                Value
                                                                -----
TOTAL INVESTMENTS IN SECURITIES -- 100%
 (Cost $67,950,174**)....................................    $63,982,673
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (0.0)%........................................         (7,920)
                                                             -----------
NET ASSETS -- 100% (equivalent to
 $7.91 per share based on 8,084,825
 shares outstanding).....................................    $63,974,753
                                                             ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER                                              $7.91
 SHARE ($63,974,753 / 8,084,825).........................          =====

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $68,073,788. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                  Excess of value over tax cost $  9,368,950
                  Excess of tax cost over value $(13,460,065)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          CAPITAL OPPORTUNITIES FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                            Number of
                             Shares      Value
                            ---------    -----
COMMON STOCK -- 92.2%
Basic Industry -- 2.1%
C-Cor Electronics, Inc.*...  12,700   $    122,428
Varian, Inc.*..............  15,100        483,351
                                      ------------
                                           605,779
                                      ------------
Business Services -- 2.0%
Corporate Executive Board*.  16,600        552,448
                                      ------------
Consumer Non-Durables -- 10.9%
American Eagle Outfitters*.   8,000        195,520
American Italian Pasta Co.*   6,800        252,280
Coach, Inc.*...............  14,300        471,900
Constellation Brands, Inc.*   8,800        333,520
Cost Plus, Inc.*...........  10,400        213,408
Duane Reade*...............   8,700        286,665
Getty Images, Inc.*........  11,900        236,215
Hibbett Sporting Goods*....  12,800        336,384
Krispy Kreme Doughnuts*....  11,400        424,650
Tweeter Home Entertainment*  14,000        345,800
                                      ------------
                                         3,096,342
                                      ------------
Consumer Services -- 10.8%
Cumulus Media, Inc.*.......  45,800        570,668
Edison Schools, Inc.*......  40,100        779,544
Ruby Tuesday, Inc..........  19,500        380,250
Sonic Corp.*...............  15,650        512,068
The Cheesecake Factory*....  14,700        454,083
West Corp.*................  15,400        385,770
                                      ------------
                                         3,082,383
                                      ------------
Energy -- 0.8%
W-H Energy Services*.......  15,000        231,300
                                      ------------
Financial -- 16.9%
Annaly Mortgage............  33,400        469,604
Annuity & Life Holdings....  18,900        461,349
Bank Atlantic Bancorp......  54,200        433,600
CFS Bancorp, Inc...........   2,700         37,125
Delphi Financial Group.....   9,700        322,525
Doral Financial Corp.......  22,700        736,161
Max Re Capital Ltd.........  26,000        438,100
Mutual Risk Management.....  43,800        394,200
R & G Financial............  26,800        469,000

                               Number of
                                Shares      Value
                               ---------    -----
COMMON STOCK -- Continued
Financial -- Continued
Radian Group, Inc.............   19,000  $    727,700
Scottish Annuity & Life.......   20,100       331,650
                                         ------------
                                            4,821,014
                                         ------------
Health Care -- 24.8%
Advisory Board*...............   35,700       933,198
AMN Healthcare Services*......   13,100       340,600
Cima Labs*....................    9,700       335,620
Conceptus, Inc.*..............   23,800       451,724
CV Therapeutics*..............   10,300       568,045
Harvard Bioscience*...........   44,700       413,028
Inhale Therapeutic*...........   40,200       654,456
Inspire Pharmaceuticals*......   47,100       532,230
Neurocrine Biosciences*.......   18,300       870,897
Pain Therapeutics*............   55,500       391,275
Tanox, Inc.*..................   40,400       691,244
Trimeris, Inc.*...............    8,500       307,190
Xoma*.........................   67,000       577,540
                                         ------------
                                            7,067,047
                                         ------------
Technology -- Communications -- 10.9%
Advanced Fibre Communications*   24,000       467,520
Finisar*......................   53,900       583,198
O2Micro International Ltd.*...   23,400       464,256
Oni Systems Corp.*............   25,000       178,000
Riverstone Networks*..........   50,200       787,136
Western Multiplex Corp.*......  145,000       622,050
                                         ------------
                                            3,102,160
                                         ------------
Technology -- Hardware -- 6.2%
Brooks Automation, Inc.*......   11,500       422,625
Globespan*....................   29,000       377,580
Micrel, Inc.*.................   20,000       585,200
Transwitch Corp.*.............   95,300       382,153
                                         ------------
                                            1,767,558
                                         ------------
Technology -- Software -- 4.1%
Docent*.......................   51,000       110,670
Jack Henry & Associates.......   21,600       516,024
Vastera*......................   46,400       539,632
                                         ------------
                                            1,166,326
                                         ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          CAPITAL OPPORTUNITIES FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)


                               Number of
                                Shares      Value
                               ---------    -----
Transportation -- 2.7%
Knight Transportation*........   27,900  $    775,620
                                         ------------
  TOTAL COMMON STOCK
   (Cost $24,504,459).........             26,267,977
                                         ------------

                                  Par
                                 (000)
                                -----
AGENCY OBLIGATIONS -- 8.1%
Federal Home Loan Bank -- 8.1%
Discount Note 2.06%, 12/03/01.  $ 2,295     2,294,612
                                         ------------
  TOTAL AGENCY OBLIGATIONS
   (Cost $2,294,741)....................    2,294,612
                                         ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.3%
  (Cost $26,799,200**)..................   28,562,589
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (0.3)%.......................      (89,698)
                                         ------------
NET ASSETS -- 100.0%
 (equivalent to $7.27 per share based on
 3,914,715 shares outstanding).......... $ 28,472,891
                                         ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                     $7.27
 ($28,472,891 / 3,914,715)..............        =====

--------
 * Non-income producing securities.
** Aggregate cost for Federal income tax purposes is $27,558,747. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $ 3,181,202
                   Excess of tax cost over value $(2,177,360)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                   Statement of Net Assets November 30, 2001
                                  (Unaudited)

                         Number of
                          Shares      Value
                         ---------    -----
COMMON & PREFERRED STOCK -- 98.8%
Australia -- 0.9%
Telstra Corp............  269,100  $    769,797
                                   ------------
Austria -- 0.8%
Erste Bank Der Oester...    7,945       416,166
OMV AG..................    2,904       241,796
                                   ------------
                                        657,962
                                   ------------
Brazil -- 0.3%
Companhia De Bebidas ADR    3,261        63,916
Tele Norte Leste ADR....    4,775        63,269
Telebras ADR, Preferred.    1,850        64,695
Unibanco Uniao GDR......    3,183        63,023
                                   ------------
                                        254,903
                                   ------------
Canada -- 1.4%
Alberta Energy Co.......    3,680       134,404
Husky Energy............   22,700       240,488
Petro Canada............    8,461       204,308
Rio Alto Exploration*...    5,316        70,525
Royal Bank of Canada....    4,415       138,325
Telus Corp., Non-voting.   24,800       392,919
                                   ------------
                                      1,180,969
                                   ------------
Czech Republic -- 0.9%
Ceska Sporitelin........   48,475       383,540
Komercni Banka..........   14,225       391,812
                                   ------------
                                        775,352
                                   ------------
Denmark -- 0.5%
Danisco.................   12,300       439,435
                                   ------------
Finland -- 1.6%
Hartwall................    3,262        68,639
Nokia 'A Shares'........   13,942       325,823
Nokia Corp ADR..........    3,573        82,215
Sonera Group............   23,753       123,144
Stora Enso..............   44,398       566,494
UPM-Kymmene.............    4,697       158,765
                                   ------------
                                      1,325,080
                                   ------------
France -- 8.5%
Accor SA................    3,694       122,381
Alcatel.................   10,451       190,712
Alstom..................   16,303       191,230

                              Number of
                               Shares      Value
                              ---------    -----
COMMON & PREFERRED STOCK -- Continued
France -- Continued
Aventis......................  19,469   $  1,359,737
AXA..........................   4,974        108,671
Bouygues.....................   4,277        147,441
Business Objects*............   2,289         76,910
Carrefour....................   2,525        130,792
Danone.......................   6,870        794,145
Dassaut Systemes.............   2,841        134,823
Euro Aero Defence............  10,210        121,955
France Telecom...............   7,293        287,980
Lafarge Coppee...............   1,455        133,538
Lvmh Moet Hennessy...........   6,770        274,784
Orange*......................   8,538         74,079
Remy Cointreau...............   2,797         65,140
Schneider Electric...........   3,900        178,444
Societe Generale.............   2,000        108,881
Soitec.......................   4,262         91,970
St. Gobain...................   5,513        804,129
Total Fina Elf...............   9,019      1,150,774
Vinci........................   4,669        262,125
Vivendi Universal............   4,829        247,110
Wavecom*.....................   1,926         73,379
                                        ------------
                                           7,131,130
                                        ------------
Germany -- 6.2%
Allianze AG..................   1,503        353,941
AMB Aachener & Muchen........     715         67,222
Bayer AG.....................  17,008        549,765
Bayerische Motor Wrke........   4,175        138,317
Beiersdorf AG................     715         79,066
Bilfinger & BGR..............   4,242         91,918
Buderus AG...................   5,298        130,930
Deutsche Bank AG.............   4,193        271,444
Deutsche Lufthansa...........  23,957        314,258
Deutsche Telekom.............  44,153        742,064
E. On AG.....................   2,734        137,579
Fraport AG*..................   6,146        148,584
Henkel Kgaa-Vorzug...........   5,324        306,525
Hoechst AG...................   1,595         72,836
Hugo Boss AG.................   1,040         19,975
Karstadt.....................   3,933        142,625
Muenchener Rueckversicherungs   4,379      1,182,168
Schering AG..................   1,917        104,105

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                           Number of
                            Shares      Value
                           ---------    -----
COMMON & PREFERRED STOCK -- Continued
Germany -- Continued
Siemens AG................    2,380  $    140,436
Wella AG, Preferred.......    4,807       221,875
                                     ------------
                                        5,215,633
                                     ------------
Hong Kong -- 1.1%
CLP Holdings..............  123,400       477,869
Hong Kong Land............  177,000       306,210
Hutchison Whampoa.........   14,000       129,704
                                     ------------
                                          913,783
                                     ------------
Hungary -- 0.7%
EGIS RT...................    3,200       132,605
OTP Bank..................    9,000       499,830
                                     ------------
                                          632,435
                                     ------------
Ireland -- 0.1%
Bank of Ireland...........    7,740        68,610
                                     ------------
Italy -- 3.6%
Assicurazioni General.....    9,296       255,119
Credito Italiano..........   74,175       279,612
Ente Nazionale Idrocarburi  124,008     1,457,913
Intesabci.................  126,700       308,009
Telecom Italia............  142,500       720,908
                                     ------------
                                        3,021,561
                                     ------------
Japan -- 18.9%
Acom Co...................    2,400       194,939
Asatsu, Inc...............    7,900       166,514
Canon, Inc................   33,000     1,117,729
Daiwa Securities..........   97,000       651,574
Fuji Photo Film...........   28,000       964,296
Fuji Television...........      161       714,011
Fujitsu Ltd...............   72,000       595,343
Hitachi...................   98,000       724,359
Honda Motor...............    2,000        75,864
Ito Yokado Co.............    3,300       148,227
Japan Telecom Co. Ltd.....       15        52,390
Japan Tobacco, Inc........       88       576,823
Kao Corp..................    9,000       192,258
Kyocera Corp..............    6,600       494,267
Lawson, Inc...............    6,700       218,226
Matsushita Electric.......   25,000       332,005

                             Number of
                              Shares      Value
                             ---------    -----
COMMON & PREFERRED STOCK -- Continued
Japan -- Continued
Mitsubishi Electric.........   86,000  $    361,839
Mitsui Sumitomo.............   51,000       253,932
Mizuho Holdings, Inc........       26        65,467
Nikko Securities............   37,444       197,689
Nippon Telegraph & Telephone      283     1,172,312
Nissan Motor Corp...........   21,000       103,707
Nomura Securities...........   14,392       199,896
Ono Pharmaceutical..........    4,000       129,309
Oriental Land...............    1,960       140,414
Pioneer Corp................    6,800       164,041
Rohm Co.....................    6,600       897,400
Sankyo Co. Ltd..............   29,000       505,256
Sanyo Electric Co...........   22,000       113,649
Sekisui House Ltd...........   46,000       351,214
Shionogi & Co...............    3,000        51,537
Shisedo Let Ord.............   13,000       126,077
Sony Corp...................    7,400       349,216
Sumitomo Bank...............   24,000       130,609
Takefuji Corp...............    3,440       278,015
Toppan Printing.............   30,000       274,132
Tokyo Broadcast.............   11,000       177,264
Tokyo Electron..............      300        15,936
Tokyo Gas Co. Ltd...........  116,000       316,580
Toyo Seikan Kaisha..........   32,000       421,587
Toyota Motor................   28,800       736,868
Yamanouchi Pharmaceutical...   41,000     1,152,249
                                       ------------
                                         15,905,020
                                       ------------
Korea -- 1.1%
Samsung Electronics.........    9,765       928,651
                                       ------------
Netherlands -- 7.1%
ABN AMRO Holding............   15,000       243,772
Akzo Nobel..................   24,411     1,100,530
Asm Internatinal*...........    3,677        55,971
Asm Lithography*............   11,501       202,870
CSM.........................   17,900       354,371
Fortis NL...................   12,700       296,343
Heijmans....................    5,333        95,694
ING Group...................   37,343       976,358
Koninklijke Ahold...........    7,099       209,763
Koninklijke KPN.............   27,451       125,356

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                          Number of
                           Shares      Value
                          ---------    -----
COMMON & PREFERRED STOCK -- Continued
Netherlands -- Continued
Koninklijke Wessanen.....    6,104  $     53,945
Libertel*................   14,054       123,952
Philips Electronics......   21,888       597,754
Royal Dutch Petroleum....   30,391     1,469,453
Royal Volker Wessels.....    3,684        72,075
                                    ------------
                                       5,978,207
                                    ------------
Norway -- 1.4%
Norsk Hydro..............    5,728       221,873
Norway Sparebank.........    9,711       276,679
Sparebanken Midt.........    8,855       194,299
Sparebanken Rogaland.....    7,261       192,650
Statoil ASA*.............   31,308       203,286
Tomra Systems ASA........    5,730        60,941
                                    ------------
                                       1,149,728
                                    ------------
Poland -- 1.3%
Bank Pekao*..............   24,300       469,809
Budimex*.................   20,300       117,792
Polski Koncern...........   13,843        63,235
Powszechny Bank..........   11,770       309,514
Telekomunikacja Polsk....   40,305       149,281
                                    ------------
                                       1,109,631
                                    ------------
Portugal -- 0.6%
Banco Espirito Santo.....   11,752       146,266
Electricidade De Portugal  155,500       356,441
                                    ------------
                                         502,707
                                    ------------
Singapore -- 0.4%
United Overseas Bank.....   51,000       320,305
                                    ------------
Spain -- 1.6%
Aguas....................   14,825       194,734
Aurea Conces.............    3,889        80,091
Banco Popular Espanol....    3,826       125,555
Iberdrola................   27,100       347,965
Sogecable S.A.*..........    2,697        66,651
Telefonica de Espana*....   29,323       396,200
Union Electrica..........    8,753       136,920
                                    ------------
                                       1,348,116
                                    ------------

                         Number of
                          Shares       Value
                         ---------     -----
COMMON & PREFERRED STOCK -- Continued
Sweden -- 2.4%
Ericsson................     44,270 $    244,471
Foreningssparbanken.....     65,800      742,126
Munters.................      3,877      600,563
Nordic Baltic Holding...     66,870      331,720
Svenska AB Common.......        992       13,277
Svenska Cell............      5,497      137,888
                                    ------------
                                       2,070,045
                                    ------------
Switzerland -- 8.4%
Cie Financiere Richemont     44,300      839,305
Credit Suisse Group.....     11,099      427,976
Holdersbank Bearer......      1,856      382,067
Nestle..................      7,070    1,457,542
Novartis AG.............     31,343    1,100,095
Roche Holdings..........      9,332      667,264
Rueckversicher..........      3,100      312,487
Sez Holding.............      2,532      107,320
Schindler Holding.......        235      327,501
Swatch Group............      1,494      134,949
UBS AG..................     17,710      879,160
Zurich Financial........      1,683      428,724
                                    ------------
                                       7,064,390
                                    ------------
Turkey -- 0.4%
Akbank Tas.............. 23,153,065       57,141
Haci Omer Sab Holding... 13,278,962       61,055
Turkcell Iletisim*...... 24,707,224      157,036
Turkiye Gar Bankasi..... 41,044,064       58,279
Yapi Ve Kredi Bankasi... 22,574,214       56,476
                                    ------------
                                         389,987
                                    ------------
United Kingdom -- 28.5%
Allied Domecq...........    227,091    1,233,892
Arm Holdings*...........     26,899      146,059
Associated British Foods     54,225      397,866
BAA.....................     39,600      333,196
Barclays................     34,000    1,035,695
BOC Group...............     31,700      481,235
BP Amoco................     85,300      629,523
Brambles Industries PLC*     66,500      322,206
British Aerospace.......    154,170      701,362

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INTERNATIONAL EQUITY FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                            Number of
                             Shares      Value
                            ---------    -----
COMMON & PREFERRED STOCK -- Continued
United Kingdom -- Continued
British Airways............   54,627  $    158,534
British American Tobacco...   84,600       673,219
Bunzl......................   42,600       284,016
Cadbury Schweppes..........  283,500     1,792,065
Diageo.....................   95,017     1,013,572
Dialog Semicon*............    6,553        36,966
GKN........................   83,200       331,039
GlaxoSmithKline............   56,495     1,421,217
Great Universal Stores.....   77,000       685,216
Hays PLC...................  209,800       608,866
Hilton Group...............   44,749       133,218
HSBC Group.................   43,500       523,270
Imperial Tobacco...........   68,700       812,690
Innogy Holdings............   90,250       257,412
Invensys...................   12,500        17,514
Lattice Group..............  180,100       388,473
Lloyds TSB.................  116,350     1,199,656
Pace Micro Tech............   13,018        75,653
Pearson PLC................   19,113       224,599
Prudential Corp............   32,100       348,142
Psion......................   52,726        70,493
Reed International.........  107,774       896,055
Rentokil Initial...........  162,900       592,978
RMC Group..................   43,900       384,714
Rolls-Royce................   74,340       171,482
Sainsbury..................  136,800       700,378
Scottish & Southern Energy.   81,782       719,606
Scottish & Newcastle.......   22,460       161,913
Standard Charter PLC*......   21,076       243,158
Tate & Lyle................   69,200       331,093
Telewest Communications*...   56,286        51,573
Unilever...................   26,059       210,342
Vodafone Group.............  701,453     1,800,624
Wolseley...................   59,600       427,105
WPP Group..................  103,600     1,011,312
                                      ------------
                                        24,039,197
                                      ------------

                               Number of
                                Shares      Value
                               ---------    -----
COMMON & PREFERRED STOCK -- Continued
Venezuela -- 0.1%
Cia Anonima ADR.............   2,826     $     52,140
                                         ------------
  TOTAL COMMON & PREFERRED STOCK
   (Cost $85,941,829).....                 83,244,774
                                         ------------
TOTAL INVESTMENTS IN SECURITIES -- 98.8%
   (Cost $85,941,829**).................   83,244,774
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 1.2%....................      985,267
                                         ------------
NET ASSETS -- 100.0%
 (equivalent to $9.82 per share based on
 8,580,635 shares outstanding).......... $ 84,230,041
                                         ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                     $9.82
 ($84,230,041 / 8,580,635)..............        =====

--------
 * Non-income producing securities.
** Cost for Federal income tax purposes is $86,907,252. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $ 3,522,545
                   Excess of tax cost over value $(7,185,023)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         DIVERSIFIED REAL ESTATE FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)


                                    Number of
                                     Shares      Value
                                    ---------    -----
REAL ESTATE INVESTMENT TRUSTS -- 94.4%
Apartments -- 29.5%
AMLI Residential Properties Trust..  19,200   $    473,856
Apartment Investment &
 Management Co.....................  16,000        712,000
Archstone-Smith Trust..............  50,657      1,326,200
Avalonbay Communities..............  23,634      1,142,704
BRE Properties, Inc................  25,000        783,750
Equity Residential Properties Trust  37,900      1,097,205
Essex Property Trust...............  12,000        572,160
Gables Residential Trust...........  21,200        623,280
Home Properties....................  14,000        439,740
Post Properties, Inc...............  24,000        828,720
Summit Properties, Inc.............  32,000        760,000
United Dominion Realty Trust,
 Inc...............................  28,500        410,115
VelocityHSI, Inc.*.................   2,000              2
                                              ------------
                                                 9,169,732
                                              ------------
Diversified -- 9.7%
Colonial Properties Trust..........   4,400        130,680
Duke-Weeks Realty Corp.............  26,678        655,212
Eastgroup Properties...............  20,900        499,510
Liberty Property Trust.............  14,800        429,792
Vornado Realty Trust...............  25,000        982,500
Washington REIT....................  13,000        317,850
                                              ------------
                                                 3,015,544
                                              ------------
Health Care -- 6.2%
Health Care Property Investors.....  18,000        668,520
Health Care REIT...................  13,000        324,610
Health Care Realty Trust...........  16,000        432,000
Nationwide Health Properties,
 Inc...............................  26,100        497,205
                                              ------------
                                                 1,922,335
                                              ------------
Hotels & Lodging -- 1.0%
Starwood Hotels & Resorts Corp.....   3,000         81,420
Hospitality Properties.............   8,000        219,440
                                              ------------
                                                   300,860
                                              ------------
Office Properties -- 20.4%
Arden Realty Group, Inc............  27,500        708,125
Boston Properties, Inc.............  25,300        941,160
Carramerica Realty Corp............  20,400        589,560

                                    Number of
                                     Shares      Value
                                    ---------    -----
REAL ESTATE INVESTMENT TRUSTS -- Continued
Office Properties -- Continued
Corporate Office Properties Trust..  33,000   $    389,070
Cousins Properties, Inc............  23,600        573,008
Crescent Real Estate Equities, Inc.  17,500        304,500
Equity Office Properties Trust.....  38,607      1,150,489
Highwood Properties, Inc...........  21,000        533,400
Mack Cali Realty Corp..............  22,800        668,040
Prentiss Properties Trust..........  19,000        502,360
                                              ------------
                                                 6,359,712
                                              ------------
Other -- 3.8%
Capital Auto.......................  16,000        297,600
Lexington Corp.....................  23,000        342,930
Plum Creek Timber Co...............  19,000        539,030
                                              ------------
                                                 1,179,560
                                              ------------
Retail -- 13.1%
CBL & Associates Properties, Inc...  12,900        402,093
Federal Realty Investment Trust....  10,800        241,596
General Growth Properties, Inc.....  14,000        556,500
IRT Property Company...............   9,800        106,820
Kimco Realty Corp..................  12,500        620,000
Pan Pacific Retail Properties......  18,650        497,768
Regency Centers Corp...............   8,000        208,000
Rouse Co...........................  12,300        359,775
Simon Property Group, Inc..........  22,500        650,025
Taubman Centers, Inc...............  29,800        430,014
                                              ------------
                                                 4,072,591
                                              ------------
Storage -- 3.7%
Public Storage, Inc................  14,600        496,400
Sovran Self Storage, Inc...........  13,400        389,806
Shurgard Storage...................   9,000        274,050
                                              ------------
                                                 1,160,256
                                              ------------
Warehouse/Industrial -- 7.0%
Centerpoint Properties Trust.......  12,000        587,880
First Industrial Realty Trust, Inc.  23,100        708,015
Prologis Trust.....................  40,620        891,609
                                              ------------
                                                 2,187,504
                                              ------------
TOTAL REAL ESTATE INVESTMENT
 TRUSTS
   (Cost $26,428,722)..............             29,368,094
                                              ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         DIVERSIFIED REAL ESTATE FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                 Number of
                                  Shares      Value
                                 ---------    -----
INVESTMENT COMPANIES -- 5.6%
Goldman Sachs Financial Square
 Prime Obligations Fund.........  768,064  $    768,064
Provident Institutional Funds --
  TempFund......................  962,346       962,346
                                           ------------
TOTAL INVESTMENT COMPANIES
  (Cost $1,730,410).......................    1,730,410
                                           ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.0%
  (Cost $28,159,132**)....................   31,098,504
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.0%......................        8,140
                                           ------------
NET ASSETS -- 100.0%
 (equivalent to $10.52 per share based on
 2,957,136 shares outstanding)............ $ 31,106,644
                                           ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                      $10.52
 ($31,106,644 / 2,957,136)................       ======

--------
 * Non-income producing securities.
** Aggregate cost for Federal income tax purposes is $28,185,657. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $3,119,901
                   Excess of tax cost over value $ (207,054)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          LIMITED MATURITY BOND FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                                                 Par
                                                (000)     Value
                                               -----      -----
             AGENCY OBLIGATIONS -- 23.8%
             Federal Home Loan Mortgage Corp. -- 10.5%
             Debentures
               7.01%, 07/11/07................ $ 1,000 $  1,030,380
             Notes
               5.25%, 01/15/06................   2,500    2,584,375
             Mortgage Backed Securities
               6.00%, 04/01/14 (Pool #E76190).   8,428    8,583,026
               5.50%, 10/15/16 (Pool #E01042).   3,488    3,476,857
                                                       ------------
                                                         15,674,638
                                                       ------------
             Federal National Mortgage Association -- 8.1%
             Mortgage Backed Securities
               6.50%, 11/01/13 (Pool #252098).   3,804    3,914,923
               6.50%, 04/01/14 (Pool #323654).   6,485    6,673,533
               6.00%, 04/01/14 (Pool #484807).   1,431    1,456,158
                                                       ------------
                                                         12,044,614
                                                       ------------
             Government National Mortgage Association -- 5.2%
             Mortgage Backed Securities
               6.00%, 06/15/13 (Pool #456934).   1,753    1,797,484
               6.00%, 07/15/13 (Pool #433894).   2,315    2,373,143
               6.50%, 06/15/14 (Pool #510976).     642      664,079
               6.50%, 11/15/15 (Pool #479694).     956      988,202
               5.50%, 09/15/16 (Pool #564803).   1,850    1,856,062
               5.50%, 10/15/16 (Pool #570640).     143      143,166
                                                       ------------
                                                          7,822,136
                                                       ------------
               TOTAL AGENCY OBLIGATIONS
                (Cost $34,664,041)............           35,541,388
                                                       ------------
             DOMESTIC CORPORATE BONDS -- 31.9%
             Automotive -- 3.3%
             Ford Motor Credit Corp.
               6.00%, 01/14/03................   2,800    2,856,000
               7.50%, 03/15/05................   2,000    2,107,500
                                                       ------------
                                                          4,963,500
                                                       ------------
             Banking -- 1.8%
             Wachovia Corp.
               6.70%, 06/21/04................   2,500    2,653,125
                                                       ------------
             Beverages -- 2.1%
             Pepsico, Inc. Medium Term Note
               5.75%, 01/02/03................   3,000    3,093,750
                                                       ------------

                                                  Par
                                                 (000)      Value
                                                -----       -----
            DOMESTIC CORPORATE BONDS -- Continued
            Broadcasting -- 1.0%
            Cox Radio, Inc.
              6.625%, 02/15/06................. $ 1,500  $  1,537,500
                                                         ------------
            Chemicals -- 1.4%
            E.I. duPont deNemours & Co.
             Medium Term Note
              6.00%, 03/06/03..................   2,000     2,077,500
                                                         ------------
            Computers -- 2.3%
            Hewlett Packard Company
              7.15%, -06/15/05.................   1,350     1,439,438
            Sun Microsystems, Inc.
              7.65%, 08/15/09..................   2,000     2,057,500
                                                         ------------
                                                            3,496,938
                                                         ------------
            Consumer Staples -- 1.5%
            Unilever Capital Corp.
              6.75%, 11/01/03..................   2,165     2,297,606
                                                         ------------
            Entertainment -- 2.1%
            AOL Time Warner
              6.125%, 4/15/06..................   3,000     3,097,500
                                                         ------------
            Finance -- 4.4%
            Associates Corp. North America
              6.50%, 07/15/02..................   2,000     2,050,000
            Citigroup, Inc.
              3.849%, 07/17/03.................   1,750     1,754,375
            Natural Rural Utilities Cooperative
              5.25%, 07/15/04..................   2,675     2,755,250
                                                         ------------
                                                            6,559,625
                                                         ------------
            Food & Beverage -- 2.2%
            Kellogg Co.
              5.50%, 04/01/03..................   2,250     2,309,062
              6.00%, 04/01/06..................   1,000     1,035,000
                                                         ------------
                                                            3,344,062
                                                         ------------
            Home Furnishings -- 1.6%
            Leggett & Platt, Inc.
              7.65%, 02/15/05..................   2,250     2,404,688
                                                         ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          LIMITED MATURITY BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                Par
                               (000)     Value
                               -----     -----
DOMESTIC CORPORATE BONDS -- Continued
Manufacturing -- 1.8%
Honeywell, Inc.
 6.125%, 11/01/11............. $1,500 $ 1,513,125
Minnesota Mining &
 Manufacturing Co.
 5.62%, 07/15/09..............  1,180   1,208,322
                                      -----------
                                        2,721,447
                                      -----------
Telecommunications -- 2.6%
Motorola, Inc.
 6.75%, 02/01/06..............  2,000   2,007,500
Nortel Networks Ltd.
 6.13%, 02/15/06..............  2,190   1,883,400
                                      -----------
                                        3,890,900
                                      -----------
Utilities -- Gas/Gas &
 Electric -- 3.8%
Baltimore Gas & Electric
 6.50%, 02/15/03..............  3,000   3,116,250
Consolidated Natural Gas Co.
 5.75%, 08/01/03..............    475     488,656
Wisconsin Electric Power
 6.625%, 12/01/02.............  2,000   2,077,500
                                      -----------
                                        5,682,406
                                      -----------
 TOTAL DOMESTIC CORPORATE BONDS
   (Cost $46,391,813).........         47,820,547
                                      -----------
FOREIGN BONDS -- 1.8%
Sovereign Agency -- 1.8%
Japan Bank for International
 Cooperation
 7.13%, 06/20/05..............  2,500   2,700,000
                                      -----------
 TOTAL FOREIGN BONDS
   (Cost $2,490,526)..........          2,700,000
                                      -----------
ASSET BACKED SECURITIES -- 2.0%
Recreational Vehicles -- 1.2%
CIT RV Trust 1998-A A3
 5.99%, 05/15/09..............  1,837   1,861,470
                                      -----------
Stranded Cost -- 0.8%
Comed Transitional Funding
 Trust 98-1 A3
 5.34%, 03/25/04..............  1,147   1,153,279
                                      -----------
 TOTAL ASSET-BACKED SECURITIES
   (Cost $2,983,354)..........          3,014,749
                                      -----------

                                                  Par
                                                (000)     Value
                                                -----     -----
             COLLATERALIZED MORTGAGE
              OBLIGATIONS -- 0.7%
             Government Obligations -- 0.7%
             Vendee Mortgage Trust 2001-2 A
               6.75%, 03/15/08................. $1,048 $ 1,064,992
                                                       -----------
               TOTAL COLLATERALIZED MORTGAGE
                OBLIGATIONS
                (Cost $1,067,861)..............          1,064,992
                                                       -----------
             U.S. TREASURY
              OBLIGATIONS -- 15.8%
             U.S. Treasury Bills -- 4.0%
               1.90%, 02/21/02.................  6,000   5,977,020
                                                       -----------
             U.S. Treasury Notes -- 11.8%
               6.125%, 12/31/01................  3,000   3,010,230
               6.25%, 01/31/02.................  3,000   3,022,020
               6.25%, 02/28/02.................  3,000   3,033,150
               6.50%, 03/31/02.................  2,500   2,539,150
               6.375%, 04/30/02................  2,500   2,548,025
               5.00%, 02/15/11.................  3,500   3,564,925
                                                       -----------
                                                        17,717,500
                                                       -----------
               TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $23,597,332).............         23,694,520
                                                       -----------
             REPURCHASE AGREEMENTS -- 18.7%
             Banc of America Securities LLC
             (Agreement dated 11/30/01 to be
              repurchased at $7,008,191
              collateralized by $7,000,000
              (Value $7,176,245) U.S. Treasury
              Notes, 6.625%, due 4/30/02)
              2.04%, 12/03/01..................  7,007   7,007,000
             Merrill Lynch Government Securities, Inc.
             (Agreement dated 11/30/01 to be
              repurchased at $7,001,225
              collateralized by $6,350,000
              (Value $7,155,541) U.S. Treasury
              Notes, 7.875%, due 11/15/04)
              2.10%, 12/03/01..................  7,000   7,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                          LIMITED MATURITY BOND FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                                         Par
                                                       (000)     Value
                                                       -----     -----
REPURCHASE AGREEMENTS -- Continued
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/01 to be repurchased at
 $7,001,196 collateralized by $6,955,000 (Value
 $7,140,889) U.S. Treasury Notes, 6.625%, due
 3/31/02) 2.05%, 12/03/01............................. $7,000 $ 7,000,000
State Street Bank & Trust Co.
(Agreement dated 11/30/01 to be repurchased at
 $7,001,167 collateralized by $7,190,000 (Value
 $7,142,546) U.S. Treasury Bills, due 4/18/02) 2.00%,
 12/03/01.............................................  7,000   7,000,000
                                                              -----------
 TOTAL REPURCHASE AGREEMENTS
   (Cost $28,007,000).................................         28,007,000
                                                              -----------

                                                    Number
                                                      of
                                                    Shares
                                                    ------
INVESTMENT COMPANIES -- 4.7%
Goldman Sachs Financial Square Prime Obligations
 Fund............................................. 3,500,000    3,500,000
Provident Institutional Funds --  TempFund........ 3,500,000    3,500,000
                                                             ------------
TOTAL INVESTMENT COMPANIES
   (Cost $7,000,000)........................................    7,000,000
                                                             ------------
TOTAL INVESTMENTS IN SECURITIES -- 99.4%
   (Cost $146,201,927*).....................................  148,843,196
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...............      872,260
                                                             ------------
NET ASSETS -- 100.0%
 (equivalent to $10.46 per share based on 14,319,923 shares
   outstanding)............................................  $149,715,456
                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($149,715,456 / 14,319,923)...............................       $10.46
                                                                  ======

--------
 * Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $2,818,847
                   Excess of tax cost over value $ (177,578)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            TOTAL RETURN BOND FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                                                 Par
                                                (000)     Value
                                                -----     -----
             AGENCY OBLIGATIONS -- 41.8%
             Federal Home Loan Bank -- 1.6%
             Notes
               5.125%, 02/26/02................ $2,000 $ 2,015,000
                                                       -----------
             Federal Home Loan Mortgage Corp. -- 8.1%
             Notes
               5.50%, 05/15/02.................  2,000   2,032,400
             Collateralized Mortgage Obligation
               8.00%, 10/01/29 (Pool #C00879)..    143     151,297
               8.00%, 06/01/30 (Pool #C39741)..    200     210,925
               8.00%, 08/01/30 (Pool #C41483)..    668     704,375
               8.00%, 09/01/30 (Pool #C41949)..     19      20,465
               8.00%, 12/01/30 (Pool #C01104)..    825     869,838
               8.00%, 12/01/30 (Pool #C45813)..     13      14,028
               8.00%, 05/01/31 (Pool #C01198)..    122     128,450
               8.00%, 06/01/31 (Pool #C01209)..    965   1,017,310
             Mortgage Backed Securities
               6.00%, 02/01/14 (Pool #E74547)..    692     705,426
               6.50%, 09/01/24 (Pool #G00320)..  1,684   1,726,814
               7.50%, 07/01/26 (Pool #D72963)..    124     130,437
               6.50%, 10/01/27 (Pool #C00561)..     22      22,545
               7.50%, 10/01/27 (Pool #D82914)..    130     136,184
               6.50%, 10/01/27 (Pool #D83095)..     20      20,090
               6.50%, 10/01/27 (Pool #D83337)..    476     486,925
               7.00%, 11/01/27 (Pool #D83947)..  1,067   1,099,293
               6.50%, 06/01/29 (Pool #C27091)..    362     369,426
               7.50%, 09/01/30 (Pool #G01131)..    251     261,289
                                                       -----------
                                                        10,107,517
                                                       -----------
             Federal National Mortgage Association -- 18.3%
             Notes
               5.375%, 03/15/02................  2,035   2,055,350
             Medium Term Notes
               7.00%, 08/27/12.................  1,000   1,070,240
             Mortgage Backed Securities
               7.00%, 04/01/04 (Pool #377898)..     72      74,502
               7.50%, 10/01/07 (Pool #177233)..     84      88,410
               6.00%, 01/01/09 (Pool #265989)..    794     814,893
               7.00%, 04/01/11 (Pool #338884)..    201     209,781
               7.50%, 08/01/26 (Pool #349416)..     85      89,602
               8.00%, 09/01/26 (Pool #250675)..    157     166,111
               7.00%, 04/01/27 (Pool #313458)..    320     330,619
               8.00%, 08/01/27 (Pool #392496)..    305     322,495
               8.00%, 09/01/27 (Pool #398392)..      8       8,626
               8.00%, 10/01/27 (Pool # 331320).     51      54,485

                                                 Par
                                                (000)     Value
                                                -----     -----
             AGENCY OBLIGATIONS -- Continued
             Federal National Mortgage Association -- Continued
               7.50%, 10/01/27 (Pool #395593).. $  336 $   351,667
               8.00%, 10/01/27 (Pool #395770)..      4       4,655
               7.50%, 10/01/27 (Pool #396031)..    430     450,140
               7.00%, 10/01/27 (Pool #398928)..    174     179,113
               6.50%, 10/01/27 (Pool #399065)..    269     273,931
               8.00%, 10/01/27 (Pool #399081)..    279     295,709
               8.00%, 10/01/27 (Pool #402178)..     78      82,437
               7.00%, 11/01/27 (Pool #251286)..    495     510,087
               6.50%, 11/01/27 (Pool #402786)..    112     114,534
               6.50%, 12/01/27 (Pool #354802)..    466     474,609
               6.50%, 01/01/28 (Pool #406700)..  1,428   1,452,364
               7.00%, 03/01/29 (Pool #491183)..  1,630   1,679,649
               6.50%, 06/01/29 (Pool #490861)..  3,311   3,367,306
               7.50%, 08/01/30 (Pool #539623)..  1,209   1,258,158
               8.00%, 02/01/31 (Pool #253644)..  2,368   2,496,955
               7.00%, 07/01/31 (Pool #253907)..  4,559   4,694,798
                                                       -----------
                                                        22,971,226
                                                       -----------
             Government National Mortgage Association -- 13.8%
             Mortgage Backed Securities
               9.00%, 05/15/16 (Pool #163606)..      5       5,919
               9.00%, 11/15/16 (Pool #181127)..     80      88,023
               9.00%, 11/15/16 (Pool #183984)..      4       4,656
               8.00%, 05/15/17 (Pool #180719)..     24      26,348
               8.00%, 05/15/17 (Pool #217626)..     39      41,676
               9.00%, 04/15/18 (Pool #236277)..      6       7,091
               10.00%, 05/15/19 (Pool #274305).     20      22,887
               9.00%, 11/15/19 (Pool #247019)..     36      39,880
               9.00%, 06/15/21 (Pool #305720)..     82      90,517
               9.00%, 06/15/21 (Pool #309078)..     89      98,074
               9.00%, 07/15/21 (Pool #309027)..     51      55,661
               9.00%, 07/15/21 (Pool #309084)..     27      29,602
               9.00%, 08/15/21 (Pool #296154)..     26      28,477
               9.00%, 08/15/21 (Pool #306259)..     71      77,774
               9.00%, 09/15/21 (Pool #272061)..     24      26,696
               9.00%, 09/15/21 (Pool #305911)..     29      31,659
               9.00%, 09/15/21 (Pool #308283)..     32      35,300
               9.00%, 09/15/21 (Pool #308920)..     96     105,574
               9.00%, 09/15/21 (Pool #313023)..      8       8,331
               9.00%, 09/15/21 (Pool #314939)..      5       5,262
               8.00%, 02/15/23 (Pool #332531)..    634     678,494
               7.00%, 05/20/24 (Pool #1716)....    101     105,292

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            TOTAL RETURN BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                                 Par
                                                (000)         Value
                                                -----         -----
              AGENCY OBLIGATIONS -- Continued
              Government National Mortgage Association --Continued
                7.00%, 10/15/25 (Pool #409958). $  247     $   256,465
                7.00% 01/15/26 (Pool #382719)..    183         189,182
                7.00% 01/15/26 (Pool #422404)..     85          87,628
                6.50%, 02/15/26 (Pool #405214).     97          99,054
                7.00%, 02/15/26 (Pool #421686).    598         619,531
                6.50%, 02/15/26 (Pool #425085).     87          89,055
                6.50%, 03/15/26 (Pool #395468).    132         134,373
                7.00%, 01/15/27 (Pool #436748).    273         282,845
                7.00%, 02/15/27 (Pool #428935).    238         246,644
                7.00%, 08/15/27 (Pool #443508).    157         161,991
                8.50%, 08/15/27 (Pool #453213).    150         160,593
                8.00%, 09/15/27 (Pool #453740).     65          69,226
                7.00%, 09/15/27 (Pool #453980).    208         215,459
                7.00%, 09/15/27 (Pool #454825).     16          16,270
                7.00%, 10/15/27 (Pool #445227).    189         195,575
                7.00%, 10/15/27 (Pool #453576).     67          68,791
                7.00%, 10/15/27 (Pool #455319).    186         192,760
                7.00%, 11/15/27 (Pool #452737).    299         309,427
                7.00%, 12/15/27 (Pool #443780).    203         210,044
                7.00%, 04/15/28 (Pool #471672).     34          35,019
                6.50%, 07/15/28 (Pool #468090).    793         806,060
                6.50%, 12/15/28 (Pool #471541).  1,141       1,160,333
                6.50%, 01/15/29 (Pool #490890).    765         777,969
                7.00%, 03/15/29 (Pool #470151).  1,692       1,747,755
                7.50%, 10/15/29 (Pool #505982).  1,398       1,462,856
                7.50%, 10/15/29 (Pool #510550).  1,966       2,057,127
                7.50%, 10/15/29 (Pool #521954).    694         726,372
                7.50%, 12/15/29 (Pool #434626).  3,137       3,282,320
                                                           -----------
                                                            17,273,917
                                                           -----------
                TOTAL AGENCY OBLIGATIONS
                 (Cost $50,692,055)............             52,367,660
                                                           -----------
              DOMESTIC CORPORATE BONDS -- 24.2%
              Automotive -- 3.4%
              Ford Motor Co.
                6.375%, 02/01/29...............  2,650       2,212,750
              GMAC
                5.48%, 12/16/02................  2,000       2,032,500
                                                           -----------
                                                             4,245,250
                                                           -----------

                                                Par
                                               (000)     Value
                                               -----     -----
               DOMESTIC CORPORATE BONDS -- Continued
               Banking and Financial Services -- 5.6%
               American Express Credit Corp.
                 7.45%, 08/10/05.............. $1,000 $ 1,087,340
               CIT Group, Inc.
                 5.625%, 10/15/03.............  1,000   1,033,750
               Household Financial
                 6.75%, 05/15/11..............  2,500   2,584,375
               Merrill Lynch, Inc.
                 6.55%, 08/01/04..............  1,000   1,062,500
               Morgan Stanley Dean Witter
                 6.75%, 04/15/11..............  1,250   1,300,000
                                                      -----------
                                                        7,067,965
                                                      -----------
               Computer Software -- 2.8%
               IBM
                7.00%, 10/30/25...............  1,325   1,422,719
               Sun MicroSystems
                7.65%, 08/15/09...............  2,000   2,057,500
                                                      -----------
                                                        3,480,219
                                                      -----------
               Consumer Goods & Services -- 1.1%
               Unilever
                6.75%, 11/01/03...............  1,350   1,432,687
                                                      -----------
               Defense -- 1.1%
               United Technology
                6.50%, 06/01/09...............  1,250   1,317,187
                                                      -----------
               Electrical & Electronic -- 1.1%
               Motorola, Inc.
                6.50%, 11/15/28...............  1,750   1,397,812
                                                      -----------
               Environmental Services -- 1.0%
               Honeywell
                6.13%, 11/01/11...............  1,250   1,260,938
                                                      -----------
               Food & Beverages -- 3.2%
               Anheuser Busch Co., Inc.
                6.75%, 06/01/05...............    500     517,500
               Kellogg Co.
                5.50%, 04/01/03...............  2,125   2,180,781
               Pepsico, Inc.
                7.00%, 03/01/29...............  1,225   1,309,219
                                                      -----------
                                                        4,007,500
                                                      -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            TOTAL RETURN BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                              Par
                                             (000)     Value
                                             -----     -----
                DOMESTIC CORPORATE BONDS -- Continued
                Oil & Gas Utility -- 1.0%
                Conoco Funding
                 7.25%, 10/15/31............ $1,200 $ 1,254,000
                                                    -----------
                Real Estate -- 1.0%
                Duke Weeks
                 6.95%, 03/15/11............  1,250   1,275,000
                                                    -----------
                Telecommunications -- 2.9%
                AOL Time Warner
                 6.625%, 05/15/29...........  1,330   1,265,163
                Nortel......................
                  6.125%, 02/15/06..........  1,350   1,161,000
                  4.250%, 09/01/08..........  1,250   1,254,688
                                                    -----------
                                                      3,680,851
                                                    -----------
                  TOTAL DOMESTIC CORPORATE BONDS
                   (Cost $29,647,351).......         30,419,409
                                                    -----------
                FOREIGN BONDS -- 1.6%
                Governments -- 1.6%
                Manitoba Province Canada
                  6.125%, 01/19/04..........  1,000   1,056,250
                Mexico
                 6.25%, 12/31/19............  1,000     937,500
                                                    -----------
                  TOTAL FOREIGN BONDS
                   (Cost $1,747,004)........          1,993,750
                                                    -----------
                ASSET BACKED SECURITIES -- 0.5%
                Electric Utility -- 0.5%
                Comed Transitional Fdg Trust
                 5.34%, 03/25/04............    675     678,400
                                                    -----------
                  TOTAL ASSET-BACKED SECURITIES
                   (Cost $674,555)..........            678,400
                                                    -----------
                U.S. TREASURY OBLIGATIONS -- 12.0%
                U.S. Treasury Bonds
                  6.000%, 02/15/26..........  7,750   8,184,078
                U.S. Treasury Notes
                  3.50%, 01/15/11...........  4,297   4,329,124
                  5.00%, 02/15/11...........  2,500   2,546,375
                                                    -----------
                  TOTAL U.S. TREASURY OBLIGATIONS
                   (Cost $15,000,247).......         15,059,577
                                                    -----------

                                               Par
                                              (000)       Value
                                              -----       -----
             REPURCHASE AGREEMENTS -- 12.6%
             Banc of America Securities LLC
             (Agreement dated 11/30/01 to
              be repurchased at $5,791,984
              collateralized by $5,790,000
              (Value $5,935,780) U.S.
              Treasury Notes, 6.625%, due
              4/30/02) 2.04%, 12/03/01..... $    5,791 $ 5,791,000
             Merrill Lynch Government Securities, Inc.
             (Agreement dated 11/30/01 to
              be repurchased at $5,000,875
              collateralized by $4,790,000
              (Value $5,102,326) U.S.
              Treasury Notes, 6.25%, due
              2/15/03) 2.10%, 12/03/01.....      5,000   5,000,000
             State Street Bank & Trust Co.
             (Agreement dated 11/30/01 to
              be repurchased at $5,000,833
              collateralized by $1,235,000
              (Value $1,912,845) U.S.
              Treasury Notes, 10.625%, due
              8/15/15 and by $2,970,000
              (Value $3,199,085) U.S.
              Treasury Notes, 6.00%, due
              2/15/26) 2.00%, 12/03/01.....      5,000   5,000,000
                                                       -----------
               TOTAL REPURCHASE AGREEMENTS
                (Cost $15,791,000).........             15,791,000
                                                       -----------
                                            Number of
                                             Shares
                                            ---------
             INVESTMENT COMPANIES -- 5.9%
             Goldman Sachs Financial
              Square Prime Obligations
              Fund.........................  1,304,348   1,304,348
             Offit High Yield Bond Fund....    727,325   6,044,072
                                                       -----------
               TOTAL INVESTMENT COMPANIES
                (Cost $7,898,007)..........              7,348,420
                                                       -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                            TOTAL RETURN BOND FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                                           Value
                                                           -----
          TOTAL INVESTMENTS IN SECURITIES -- 98.6%
            (Cost $121,450,219*)...................     $123,658,216
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 1.4%.....................        1,739,207
                                                        ------------
          NET ASSETS -- 100.0%
            (equivalent to $9.96 per share based on
             12,587,502 shares outstanding)........     $125,397,423
                                                        ============
          NET ASSET VALUE, OFFERING AND
           REDEMPTION PRICE PER SHARE
            ($125,397,423 / 12,587,502)............     $       9.96
                                                        ============

--------
 * Cost for Federal income tax purposes is $121,839,929. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $ 3,085,929
                   Excess of tax cost over value $(1,267,642)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         MARYLAND TAX-EXEMPT BOND FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)

                                                  Par
                                                 (000)    Value
                                                 -----    -----
             DISTRICT OF COLUMBIA -- 1.5%
             Washington D.C., Metropolitan
              Transit Authority, RB, INS: FGIC
               6.00%, 07/01/09.................. $  600 $  677,292
                                                        ----------
             MARYLAND -- 95.2%
             Allegany County, GO
               4.00%, 11/01/05..................    270    279,269
             Annapolis MD, GO, CPI
               5.00%, 11/01/16..................    440    447,894
             Anne Arundel County, GO
               6.50%, 05/15/05..................    500    555,640
             Baltimore City, GO, CPI, INS: FGIC
               5.00%, 10/15/16..................    500    510,245
             Baltimore City, RB, Refunding --
              Auto Parking Revenue, INS: FGIC
               5.90%, 07/01/13..................  1,000  1,132,910
             Baltimore City, RB, Waste Water
              Project, INS: FGIC
               5.50%, 07/01/26..................    300    308,472
             Baltimore County, GO
               5.00%, 06/01/31..................    500    498,465
             Baltimore County, GO, INS: MBIA
               7.00%, 10/15/10..................    450    541,287
             Baltimore County, GO, Water Utility
              Improvements,
              Prerefunded 7/01/02 @ 102
               6.125%, 07/01/12.................    300    313,146
             Baltimore MD, COP, Board of
              Education Administration, INS:
              MBIA
               5.25%, 04/01/07..................    500    535,855
             Baltimore MD, RB, School Systems...
               4.85%, 11/01/11..................    450    470,506
               5.125%, 11/01/14.................    455    474,638
             Cecil County, GO, CPI
               5.00%, 08/01/09..................    655    697,791
             Charles County, GO 6.25%, 06/01/02.    500    510,410
             Frederick County, GO
               5.00%, 07/01/02..................    750    763,027
               5.00%, 12/01/08..................    400    427,700
               5.00%, 08/01/09..................    500    518,255
               5.25%, 07/01/12..................    250    266,347
             Frederick MD, GO, GPI
               5.00%, 12/01/08..................    500    535,570

                                                  Par
                                                 (000)    Value
                                                 -----    -----
              MARYLAND -- Continued
              Harford County, GO, CPI, UT
                5.50%, 12/01/07................. $  920 $1,011,853
                5.00%, 12/01/14.................    125    135,876
              Harford County, GO, CPI, UT,
               Prerefunded 12/1/07 @ 102
                5.00%, 12/01/14.................    125    128,647
              Howard County, GO, CPI
                5.00%, 02/15/06.................    650    692,133
              Howard County, GO,
               Prerefunded 8/15/03 @ 102
                5.25%, 08/15/12.................    250    266,858
              Maryland National Capital Park &
               Planning Commission -- Prince
               George's County, GO, GPI,
               Prerefunded 7/01/03 @ 102
                5.15%, 07/01/11.................     10     10,626
                5.375%, 01/15/14................    450    472,833
              Maryland National Capital Park &
               Planning Commission -- Prince
               George's County, GO, Unrefunded
               Balance
                6.25%, 01/15/05.................    200    218,168
                5.15%, 07/01/11.................    290    300,292
              Maryland State & Local Facilities,
               GO, GPI
                5.00%, 07/15/04.................    500    529,050
                5.00%, 10/15/04.................  1,000  1,063,460
                5.25%, 06/15/06.................    500    540,470
                4.50%, 03/01/07.................  1,000  1,043,060
                5.50%, 08/01/10.................  1,000  1,104,920
              Maryland State Community
               Development, RB, Administration
               Department of Housing &
               Community Development,
               Infrastructure, INS: MBIA
                5.125%, 06/01/17................    325    331,155
                5.15%, 06/01/22.................    390    394,813
              Maryland State Community
               Development, RB, Administration
               Department of Housing &
               Community Development,
               Multi-family
                5.05%, 05/15/18.................    250    251,015

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         MARYLAND TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                        Par
                                       (000)     Value
                                       -----     -----
MARYLAND -- Continued
Maryland State Community
 Development, RB, Administration
 Department of Housing &
 Community Development, Single
 Family
  5.30%, 09/01/10..................... $  250 $   258,963
  5.80%, 04/01/17.....................    370     383,368
Maryland State Department of
 Transportation, RB
  5.00%, 09/01/02.....................    500     511,045
Maryland State Economic
 Development, RB, Infrastructure,
 University of Maryland-College Park
 Project, INS: AMBAC
  5.00%, 07/01/04.....................    500     527,360
  5.375%, 07/01/14....................    500     532,105
  5.00%, 07/01/19.....................    220     220,823
Maryland State Health & Higher
 Educational Facilities Authority,
 College of Notre Dame, INS: MBIA
  4.45%, 10/01/12.....................    290     290,554
  5.30%, 10/01/18.....................    460     472,705
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 Helix Health, Inc., INS: AMBAC,
 ETM
  5.125%, 07/01/11....................    600     642,378
  5.125%, 07/01/12....................    555     591,608
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 Refunding, Johns Hopkins Hospital
  5.00%, 05/15/34.....................    750     720,907
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 Refunding, Johns Hopkins University
  5.00%, 07/01/11.....................    500     530,840
  5.125%, 07/01/11....................    600     641,370
  5.25%, 07/01/16.....................    750     782,025
  5.25%, 07/01/17.....................    500     517,775
  5.125%, 07/01/20....................    500     504,295
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 Loyola College
 5.00%, 10/01/39......................    750     725,235

                                       Par
                                      (000)     Value
                                      -----     -----
MARYLAND -- Continued
Maryland State Industrial
 Development, RB, IDA, American
 Center for Physics, SPA: American
 Institute of Physics
  5.25%, 12/15/14.................... $  500 $   525,865
Maryland State Transportation
 Authority, RB
  5.50%, 07/01/03....................  1,000   1,046,900
  5.80%, 07/01/06....................    775     850,028
  5.75%, 07/01/15....................    150     152,130
Maryland Water Quality Financing
 Administration, RB, Revolving Loan
 Fund, Prerefunded 9/01/03 @ 100
 5.40%, 09/01/12.....................    300     315,858
Montgomery County, COP, GPI,
 Equipment Acquisition Program
 4.50%, 06/01/06.....................    500     521,235
Montgomery County, GO, CPI
  5.75%, 07/01/06....................    400     440,728
  5.00%, 05/01/18....................  1,000   1,013,440
Montgomery County, RB, Economic
 Development Revenue, Trinity
 Health Care Group
 5.50%, 12/01/16.....................    930     974,407
Montgomery County, RB, Housing
 Opportunity Community Housing
 Multi-Family, Avalon Knoll, FNMA
 COLL
 5.70%, 07/01/10.....................    150     160,128
Montgomery County Revenue
 Authority, RB, Olney Indoor Swim
 Project
 5.25%, 10/01/12.....................    250     259,568
Ocean City, GO, INS: FGIC
  5.00%, 03/01/09....................    450     478,598
Prince George's County, GO, CPI, INS:
 MBIA
  5.20%, 03/15/08....................    500     530,200
  5.25%, 03/15/15....................    400     415,560
Prince George's County, GO, INS:
 AMBAC...............................
  5.25%, 03/15/03....................    500     518,195

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         MARYLAND TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                      Par
                                     (000)     Value
                                     -----     -----
MARYLAND -- Continued
Prince George's County, RB, IDA
  6.00%, 07/01/09................... $  675 $    732,159
  5.00%, 10/01/12...................    500      526,255
Prince George's County Hospital, RB,
 Prerefunded 7/01/02 @ 102
 7.20%, 07/01/06....................    500      524,950
Saint Mary's County, GO
 5.50%, 10/01/14....................  1,000    1,073,690
Saint Mary's County, GO, INS:
 AMBAC
  5.55%, 09/01/30...................    500      520,480
University of Maryland, RB,
 Refunding, Auxiliary Facilities &
 Tuition
  5.125%, 04/01/13..................    400      415,808
  5.00%, 04/01/15...................    500      510,005
Washington County, GO, INS: FGIC
  5.25%, 01/01/06...................    200      208,170
  5.00%, 01/01/16...................    675      689,796
  5.50%, 01/01/20...................    300      316,158
Washington Suburban Sanitary
 District, GO, General Construction
  5.25%, 06/01/24...................    440      447,533
  5.00%, 06/01/09...................    500      533,415
Wicomico County, GO, INS: FGIC
  4.05%, 02/01/07...................    250      254,650
  5.00%, 02/01/15...................    755      775,302
Worcester County, GO
  5.20%, 08/01/08...................  1,310    1,393,316
                                            ------------
                                              44,260,539
                                            ------------
PUERTO RICO -- 1.7%
Children's Trust Fund, RB, Puerto
 Rico Tobacco
  6.00%, 07/01/26...................    750      797,977
                                            ------------
  TOTAL MUNICIPAL BONDS
   (Cost $44,309,091)...............          45,735,808
                                            ------------

                                    Number
                                      of
                                    Shares     Value
                                    ------     -----
INVESTMENT COMPANIES -- 0.4%
Goldman Sachs Financial Square Tax-
 Free Money Market Fund............ 104,404 $   104,404
Provident Institutional Funds --
 MuniFund..........................  91,755      91,755
                                            -----------
  TOTAL INVESTMENT COMPANIES
   (Cost $196,159).................             196,159
                                            -----------
TOTAL INVESTMENTS IN SECURITIES -- 98.8%
  (Cost $44,505,250*)......................  45,931,967
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 1.2%.......................     554,704
                                            -----------
NET ASSETS -- 100.0%
  (equivalent to $10.98 per share based on
 4,232,360 shares outstanding)............. $46,486,671
                                            ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($46,486,671 / 4,232,360).................      $10.98
                                                 ======

--------
 * Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $1,473,136
                   Excess of tax cost over value $  (46,419)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)


                                       Par
                                      (000)     Value
                                      -----     -----
Alabama -- 3.9%
Alabama State, GO, Zero Coupon Bond
 0.00%, 10/01/05..................... $3,520 $ 3,079,331
                                             -----------
Arizona -- 3.9%
Arizona State Transportation Board
 Highway, RB,
 Prerefunded 7/1/02 @ 101.5
  6.50%, 07/01/11....................  2,000   2,081,980
Mesa, GO, INS: AMBAC
 6.00%, 07/01/02.....................  1,000   1,022,690
                                             -----------
                                               3,104,670
                                             -----------
Delaware -- 2.6%
Delaware Transportation Authority, RB
 5.70%, 07/01/06.....................  2,000   2,073,180
                                             -----------
District of Columbia -- 1.3%
District of Columbia, RB, Howard
 University, INS: MBIA
 5.25%, 10/01/02.....................  1,000   1,026,340
                                             -----------
Florida -- 6.8%
Broward County, RB, Resource
 Recovery, Wheelabrator
 5.00%, 12/01/02.....................  1,000   1,025,450
Florida State, GO, Dept. of
 Transportation -- Right of Way,
 Prerefunded 07/01/05 @ 101
 5.80%, 07/01/05.....................  2,000   2,200,560
Florida State, RB, Dept. of
 Environmental Protection
 5.75%, 07/01/07.....................  1,000   1,101,280
St. Lucie County, RB, INS: MBIA
 5.50%, 04/01/10.....................  1,000   1,093,390
                                             -----------
                                               5,420,680
                                             -----------
Georgia -- 8.9%
Chatham County School District, GO,
 INS: MBIA
 6.75%, 08/01/18.....................  1,000   1,091,440
Fulton County, GO, Prerefunded
 1/01/04 @ 102
 5.40%, 01/01/08.....................  1,000   1,072,530
Georgia State, GO
 6.50%, 12/01/03.....................  1,500   1,620,570

                                        Par
                                       (000)     Value
                                       -----     -----
Georgia -- Continued
Georgia State, GO
 5.50%, 08/01/06...................... $2,000 $ 2,181,140
Private Colleges & University
 Authority, RB, Emory University
 5.25%, 09/01/11......................  1,000   1,080,660
                                              -----------
                                                7,046,340
                                              -----------
Illinois -- 4.2%
Illinois State, RB, Highway Toll
 Authority, Prerefunded 01/01/03 @ 102
 6.375%, 01/01/25.....................  1,500   1,598,610
Univ. of Illinois, COP, MBIA, Utility
 Infrastructure Projects
 5.75%, 08/15/08......................  1,605   1,761,519
                                              -----------
                                                3,360,129
                                              -----------
Iowa -- 2.0%
Cedar Falls, BAN, RB, Community
 School, Infrastructure
 5.00%, 06/01/03......................  1,500   1,555,590
                                              -----------
Kentucky -- 3.9%
Kentucky State Turnpike Authority, RB,
 Economic Development Road
 Revenue, INS: AMBAC
 5.00%, 07/01/02......................  2,000   2,033,700
Kentucky State Turnpike Authority, RB,
 Revitalization
 5.50%, 07/01/10......................  1,000   1,092,740
                                              -----------
                                                3,126,440
                                              -----------
Louisiana -- 1.7%
Louisiana Public Facilities Authority,
 RB, INS: FSA
 5.00%, 08/01/04......................  1,270   1,336,650
                                              -----------
Maryland -- 6.9%
Allegany County, GO, INS: FSA
 4.00%, 11/01/05......................  1,000   1,034,330
Frederick County, GO
 4.00%, 12/01/10......................  1,000     997,010
Maryland State Health & Higher
 Education, RB, Johns Hopkins
 Hospital
 5.00%, 05/15/10......................    500     530,005

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                       Par
                                      (000)     Value
                                      -----     -----
Maryland -- Continued
Maryland State, RB, Dept. of
 Transportation
  5.00%, 09/01/02.................... $1,400 $ 1,430,926
  5.00%, 09/01/04....................  1,400   1,480,976
                                             -----------
                                               5,473,247
                                             -----------
Massachusetts -- 2.6%
Shrewsbury, GO
 5.00%, 08/15/09.....................  1,945   2,076,599
                                             -----------
Michigan -- 4.3%
Michigan Muni Bond Authority, RB,
 Clean Water
 5.50%, 10/01/04.....................  2,000   2,143,780
Michigan Muni Bond Authority, RB,
 Drinking Water
 5.25%, 10/01/08.....................  1,145   1,235,318
                                             -----------
                                               3,379,098
                                             -----------
Mississippi -- 1.4%
Mississippi State, GO
 5.00%, 12/01/06.....................  1,000   1,071,430
                                             -----------
Nebraska -- 2.3%
Nebraska Public Power District, RB,
 INS: MBIA
 5.00%, 01/01/03.....................  1,760   1,814,753
                                             -----------
New Jersey -- 3.4%
New Jersey Economic Development,
 RB, INS: AMBAC
 5.00%, 09/15/11.....................  1,120   1,186,561
New Jersey State Educational Facility
 Authority, RB, Princeton University
 4.75%, 07/01/07.....................  1,410   1,491,174
                                             -----------
                                               2,677,735
                                             -----------
North Carolina -- 1.3%
Guilford County, GO, Recreational and
 School Improvements
  5.00%, 10/01/04....................  1,000   1,061,500
                                             -----------
Ohio -- 8.7%
Columbus, GO, Public Improvements
 6.00%, 06/15/07.....................  2,000   2,234,380

                                        Par
                                       (000)      Value
                                       -----      -----
Ohio -- Continued
Ohio State Building Authority, Lausche
 Office Building, RB
 6.00%, 10/01/03...................... $2,385  $ 2,537,974
Ohio State University, GO, University
 Improvements
 5.25%, 02/01/06......................  2,000    2,142,980
                                               -----------
                                                 6,915,334
                                               -----------
Oklahoma -- 3.6%
Oklahoma City, GO
 6.00%, 03/01/03......................  1,750    1,824,830
Oklahoma Housing Development
 Authority, RB
 5.10%, 11/01/05......................  1,000    1,047,480
                                               -----------
                                                 2,872,310
                                               -----------
Oregon -- 1.7%
Lane County of Oregon Community
 College, GO
 5.20%, 06/01/02......................  1,300    1,320,007
                                               -----------
Pennsylvania -- 8.2%
Allegheny County, RB, INS: MBIA
 5.50%, 12/01/02......................  1,595    1,646,997
Pennsylvania State, IDA, RB, AMBAC,
 Economic Development
 5.50%, 07/01/05......................  2,500    2,696,950
Pennsylvania State Turnpike
 Commission, RB, INS: FGIC
 5.50%, 06/01/06......................  1,000    1,087,170
Philadelphia Water & Wastewater, RB,
 INS: MBIA
 5.50%, 06/15/07......................  1,000    1,082,480
                                               -----------
                                                 6,513,597
                                               -----------
South Carolina -- 3.8%
South Carolina State Public Service
 Authority, RB
 5.00%, 01/01/03......................  1,000    1,031,330
South Carolina State Public Service
 Authority, Santee Cooper, RB,
 Prerefunded 7/1/02 @ 102
 6.40%, 07/01/06......................  1,900    1,986,203
                                               -----------
                                                 3,017,533
                                               -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)


                                          Par
                                         (000)     Value
                                         -----     -----
Tennessee -- 1.4%
Shelby County, GO
 5.50%, 08/01/08                         $1,000 $  1,091,110
                                                ------------
Virginia -- 4.2%
Richmond, GO, Prerefunded 7/15/02
 @ 102
 6.40%, 07/15/02.......................   1,000    1,047,080
Virginia State Public Building
 Authority, RB
 5.50%, 08/01/02.......................   1,210    1,237,890
Virginia State Public School Authority,
 RB
 5.00%, 04/01/03.......................   1,000    1,034,530
                                                ------------
                                                   3,319,500
                                                ------------
Wisconsin -- 4.3%
North Central Technical College, GO
 5 .40%, 09/01/04......................   1,075    1,146,391
Wisconsin State, GO
 6.125%, 11/01/06......................   2,000    2,236,600
                                                ------------
                                                   3,382,991
                                                ------------
  TOTAL MUNICIPAL BONDS
   (Cost $74,816,214)..................           77,116,094
                                                ------------

                                    Number
                                      of
                                    Shares     Value
                                    ------     -----
INVESTMENT COMPANIES -- 1.4%
Goldman Sachs Financial Square Tax-
 Free Money Market Fund............ 537,420 $   537,420
Provident Institutional Funds --
 MuniFund.......................... 547,885     547,885
                                            -----------
  TOTAL INVESTMENT COMPANIES
   (Cost $1,085,305).......................   1,085,305
                                            -----------
TOTAL INVESTMENTS IN SECURITIES -- 98.7%
  (Cost $75,901,519*)......................  78,201,399
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 1.3%.......................   1,018,175
                                            -----------
NET ASSETS -- 100.0%
  (equivalent to $10.08 per share based on
  7,860,971 shares outstanding)............ $79,219,574
                                            ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                      $10.08
 ($79,219,574 / 7,860,971).................      ======

--------
 * Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $2,333,023
                   Excess of tax cost over value $  (33,143)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                            Statement of Net Assets
                               November 30, 2001
                                  (Unaudited)


                                        Par
                                       (000)     Value
                                       -----     -----
Arizona -- 4.4%
Arizona State Transportation, RB
 5.50%, 07/01/04...................... $2,190 $  2,333,467
Arizona Water Infrastructure, RB
 5.375%, 10/01/11.....................  2,000    2,179,020
Maricopa County School District No. 38
 Madison Elementary, GO, INS: MBIA,
 Prerefunded 07/01/06 @ 101
 5.80%, 07/01/15......................  1,230    1,363,984
Mesa, GO, INS: AMBAC
 6.00%, 07/01/02......................  1,000    1,022,690
Phoenix Civic Improvement, Water
 Systems, RB, INS: FGIC
 5.00%, 07/01/08......................  1,000    1,062,610
                                              ------------
                                                 7,961,771
                                              ------------
Arkansas -- 0.8%
Arkansas State, GO
 5.25%, 08/01/05......................  1,425    1,528,526
                                              ------------
California -- 1.2%
California State, GO
 5.50%, 03/01/12......................  2,000    2,157,520
                                              ------------
Colorado -- 8.1%
Arapahoe County District No. 5
 Cherry Creek, GO, INS: SAW...........
  5.50%, 12/15/12.....................  1,750    1,876,542
  6.00%, 12/15/13.....................  1,000    1,112,930
Broomfield Open Space Parks and
 Recreation, COP, INS: AMBAC
 5.00%, 12/01/03......................  2,425    2,546,250
Colorado Department of Transportation,
 RB, TRAN, INS: AMBAC
 6.00%, 06/15/15......................  2,000    2,212,860
Colorado Springs, RB, Utility Revenue,
 ETM
 5.875%, 11/15/17.....................  1,500    1,677,795
Colorado Water Resource & Power, RB
 5.00%, 09/01/10......................  2,120    2,252,415
Denver City and County, COP, INS:
 AMBAC
 5.75%, 12/01/18......................  1,750    1,872,080
Denver City and County, GO
 6.00%, 10/01/10......................  1,000    1,136,230
                                              ------------
                                                14,687,102
                                              ------------

                                       Par
                                      (000)     Value
                                      -----     -----
Connecticut -- 3.0%
Connecticut, GO
  5.00%, 11/15/08.................... $1,000 $  1,068,210
  5.00%, 11/15/09....................  1,500    1,599,090
Connecticut Special Tax Obligation,
 INS: FSA
  5.00%, 10/01/06....................  1,000    1,071,480
  5.375%, 10/01/10...................  1,500    1,634,505
                                             ------------
                                                5,373,285
                                             ------------
Florida -- 7.0%
Broward County, RB, Florida Resource
 Recovery
  5.00%, 12/01/04....................  2,000    2,070,060
Florida Intergovernmental Finance, RB
  5.00%, 05/01/11....................  2,000    2,107,280
  5.50%, 05/01/13....................  1,010    1,081,912
Florida State Board of Education, GO,
 Capital Outlay
  5.50%, 06/01/11....................  1,325    1,451,060
Florida State Department of
 Transportation, GO, Prerefunded
 07/1/05 @ 101
  5.80%, 07/01/05....................  1,240    1,364,347
Florida State, RB, Department of
 Environmental Protection, INS:
 AMBAC
  6.00%, 07/01/12....................  1,000    1,135,880
Hillsborough County Capital
 Improvements Program, RB, INS:
 FGIC
  6.00%, 08/01/05....................  1,210    1,328,132
Hillsborough County Solid Waste, RB,
 INS: MBIA
  5.40%, 10/01/04....................  2,000    2,136,140
                                             ------------
                                               12,674,811
                                             ------------
Georgia -- 7.1%
Georgia State, GO
  6.50%, 08/01/03....................  2,525    2,694,503
  5.75%, 07/01/07....................  1,000    1,104,460
  6.00%, 07/01/12....................  2,000    2,230,920
Muscogee County School District, GO
  5.00%, 11/01/03....................  2,000    2,098,160

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BONDFUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                       Par
                                      (000)     Value
                                      -----     -----
Georgia -- Continued
Private Colleges & Universities, RB,
 Emory University
  5.75%, 11/01/15.................... $2,320 $  2,530,285
  5.75%, 11/01/16....................  2,000    2,176,700
                                             ------------
                                               12,835,028
                                             ------------
Illinois -- 4.6%
Chicago Wastewater Transmission,
 RB, INS: MBIA
  6.00%, 01/01/13....................  1,545    1,751,536
Cook County, GO, INS: FGIC
  5.625%, 11/15/02...................  2,000    2,067,080
Illinois Education Facilities, RB,
 Northwestern University
  5.50%, 12/01/13....................  2,225    2,416,506
Illinois State, GO
  5.00%, 10/01/05....................  2,000    2,121,800
                                             ------------
                                                8,356,922
                                             ------------
Iowa -- 1.6%
Tobacco Settlement Authority, RB
 5.60%, 06/01/35.....................  3,000    2,848,260
                                             ------------
Kansas -- 3.3%
Johnson County, GO
 5.45%, 09/01/02.....................  2,120    2,173,466
Kansas State Development Financial
 Authority, RB, PCR, Prerefunded
 11/1/10 @ 100
 6.00%, 11/01/14.....................  2,000    2,274,640
Kansas State, RB, TPK Authority, INS:
 AMBAC
 5.50%, 09/01/06.....................  1,500    1,631,925
                                             ------------
                                                6,080,031
                                             ------------
Kentucky -- 1.1%
Louisville & Jefferson County Sewer &
 Drain, RB, INS: MBIA
 5.00%, 05/15/10.....................  1,900    2,007,084
                                             ------------
Louisiana -- 2.9%
Louisiana Public Facilities, RB, INS:
 FSA
 5.50%, 08/01/17.....................  2,365    2,495,311

                                        Par
                                       (000)     Value
                                       -----     -----
Louisiana -- Continued
New Orleans Exhibit Hall, Special Tax,
 INS: FGIC
 5.50%, 04/15/05...................... $1,195 $  1,227,695
State of Louisiana, GO
 5.50%, 04/15/05......................  1,450    1,556,851
                                              ------------
                                                 5,279,857
                                              ------------
Maryland -- 3.0%
Maryland State & Local Facilities, GO,
 GPI
 5.50%, 03/01/08......................  1,000    1,092,410
Maryland State Community
 Development, RB, Administration
 Department of Housing & Community
 Development, Multi-Family
 6.70%, 05/15/27......................  1,000    1,024,640
Maryland State Community
 Development, RB, Administration
 Department of Housing & Community
 Development, Single Family
 6.55%, 04/01/17......................  1,205    1,248,247
Montgomery County, GO
 5.25%, 10/01/10......................  2,000    2,177,980
                                              ------------
                                                 5,543,277
                                              ------------
Massachusetts -- 4.5%
Massachusetts Bay Transportation
 Authority, RB, General
 Transportation
 6.25%, 03/01/05......................  1,800    1,970,442
Massachusetts Bay Transportation
 Authority, Special Assessment
 5.75%, 07/01/15......................  1,000    1,078,470
Massachusetts State Special
 Obligation, RB, Prerefunded
 06/01/02 @ 100, INS: AMBAC
 6.00%, 06/01/13......................  1,600    1,631,760
Massachusetts State, GO, Transit
 Improvements
 6.00%, 02/01/14......................  2,000    2,276,900
Pembroke, GO, INS: FGIC
 5.50%, 11/15/20......................  1,230    1,299,089
                                              ------------
                                                 8,256,661
                                              ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                      Par
                                     (000)     Value
                                     -----     -----
Michigan -- 1.4%
East China School District, GO, INS:
 Q-SBLF
 5.50%, 05/01/15.................... $1,425 $  1,506,296
Michigan State, GO
 5.00%, 12/01/04....................  1,000    1,064,730
                                            ------------
                                               2,571,026
                                            ------------
Minnesota -- 0.6%
Minnesota State, GO, Prerefunded
 10/01/04 @ 100
 6.00%, 10/01/14....................  1,000    1,086,780
                                            ------------
Missouri -- 1.5%
Farmington School District No. R 7,
 GO, INS: SADD
 5.70%, 03/01/15....................  1,065    1,133,235
Missouri State Board of Public
 Buildings, RB, Special Obligation
 5.75%, 05/01/09....................  1,500    1,664,730
                                            ------------
                                               2,797,965
                                            ------------
New Jersey -- 2.1%
New Jersey State, GO
 5.75%, 02/15/06....................  1,000    1,092,310
New Jersey Transportation Corp., RB,
 BAN, INS: AMBAC
 5.50%, 02/01/08....................  2,500    2,709,775
                                            ------------
                                               3,802,085
                                            ------------
New York -- 2.4%
New York City Municipal Water
 Finance Authority, RB, Water &
 Sewer Systems
 5.25%, 06/15/08....................  1,000    1,072,960
New York State Environmental
 Facility, RB
 6.00%, 06/15/18....................  2,000    2,191,080
Westchester County, GO, Partially
 ETM
 6.70%, 02/01/05....................  1,000    1,108,960
                                            ------------
                                               4,373,000
                                            ------------
Ohio -- 6.6%
Cincinnati, GO
 5.00%, 12/01/06....................  2,555    2,738,705

                                      Par
                                     (000)     Value
                                     -----     -----
Ohio -- Continued
Cleveland Waterworks, RB, INS: FSA
 5.375%, 01/01/14................... $1,000 $  1,061,880
Columbus, GO
 5.50%, 11/15/10....................  2,500    2,757,825
Ohio Public Facilities Commission,
 Mental Health, RB
 5.125%, 06/01/04...................  1,000    1,054,530
Ohio State Higher Education, RB,
 Capital Facilities
 5.50%, 12/01/07....................  2,000    2,190,660
Ohio State, GO
 6.65%, 09/01/09....................  2,000    2,289,320
                                            ------------
                                              12,092,920
                                            ------------
Oregon -- 5.2%
Jackson County School District No. 6
 Central Point, GO, INS: FGIC
 5.75%, 06/15/15....................  2,060    2,230,053
Multnomah County, GO
 5.25%, 04/01/07....................  2,635    2,833,178
Portland Sewer System, RB, INS: FGIC
 5.75%, 08/01/18....................  2,000    2,144,860
Portland Urban Renewal, Tax
 Allocation, Oregon Conventional
 Center, INS: AMBAC
 6.00%, 06/15/13....................  2,000    2,245,340
                                            ------------
                                               9,453,431
                                            ------------
Pennsylvania -- 9.9%
Allegheny County, RB, INS: MBIA
 5.75%, 12/01/13....................  1,150    1,265,713
Chester County, GO
 5.50%, 11/15/15....................  4,300    4,591,798
North Wales Water Authority, RAN
 4.00%, 07/26/01....................  2,000    2,037,040
Pennsylvania Intergovernmental Coop
 Authority, RB, Special Tax,
 Philadelphia Funding Program
 5.00%, 06/15/04....................  1,000    1,052,320
Pennsylvania State, GO
 5.75%, 01/15/09....................  1,315    1,447,605

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Continued
                               November 30, 2001
                                  (Unaudited)

                                     Par
                                    (000)     Value
                                    -----     -----
Pennsylvania -- Continued
Pennsylvania State Higher
 Educational Facilities, RB,
 Marywood University, INS: MBIA
 5.25%, 06/01/03................... $1,235 $  1,286,549
Pennsylvania State TPK, RB, INS:
 FGIC
 5.50%, 06/01/06...................  2,000    2,174,340
Philadelphia Water & Wastewater, RB
 5.00%, 12/15/05...................  2,000    2,138,920
Pittsburgh Water & Sewer, RB, INS:
 FGIC, ETM
 6.00%, 09/01/16...................  1,755    1,989,486
                                           ------------
                                             17,983,771
                                           ------------
Puerto Rico -- 1.3%
Puerto Rico Commonwealth Highway
 & Transportation Authority, RB,
 INS: MBIA-IBC
 5.50%, 07/01/13...................  2,140    2,386,614
                                           ------------
Rhode Island -- 2.2%
Rhode Island State, GO, INS: FGIC
 6.00%, 07/15/14...................  2,415    2,698,593
Rhode Island State, GO, Prerefunded
 06/15/02 @ 102, INS: FGIC
 6.25%, 06/15/07...................  1,250    1,298,475
                                           ------------
                                              3,997,068
                                           ------------
South Carolina -- 1.6%
South Carolina Transportation
 Infrastructure, RB, GPI
 5.50%, 10/01/06...................  2,705    2,958,080
                                           ------------
Tennessee -- 4.3%
Nashville & Davidson County, GO,
 GPI
 5.25%, 10/15/09...................  3,500    3,780,175
Nashville & Davidson County, RB,
 Prerefunded 05/15/06 @ 102
 5.625%, 05/15/14..................  2,750    3,044,085
Shelby County, GO
 5.00%, 08/01/05...................  1,000    1,063,370
                                           ------------
                                              7,887,630
                                           ------------

                                       Par
                                      (000)     Value
                                      -----     -----
Texas -- 1.8%
Austin Utility Systems, RB,
 Unrefunded Balance, INS: FSA
 5.75%, 11/15/03..................... $2,000 $  2,123,760
Bexar County, RB, Venue Project, INS:
 MBIA
 5.25%, 08/15/04.....................  1,035    1,097,007
                                             ------------
                                                3,220,767
                                             ------------
Utah -- 0.9%
Salt Lake City, GO
 6.00%, 12/15/03.....................  1,500    1,606,545
                                             ------------
Virginia -- 3.0%
Hampton, GO, GPI
 5.75%, 02/01/15.....................  1,490    1,633,383
Montgomery County, RB, INS:
 AMBAC
 6.00%, 01/15/17.....................  1,000    1,109,010
Virginia State Public Schools, RB....
  5.00%, 04/01/02....................  1,000    1,034,530
  5.50%, 08/01/08....................  1,500    1,640,325
                                             ------------
                                                5,417,248
                                             ------------
Washington -- 1.1%
Washingon State Power Supply, RB
 5.50%, 07/01/03.....................  2,000    2,087,480
Wisconsin -- 2.9%
Sun Prairie Area School District, GO,
 INS: FSA 6.00%, 03/01/14............  1,180    1,298,071
Wisconsin State, GO
  5.30%, 11/01/03....................  2,650    2,790,715
  6.20%, 05/01/06....................  1,000    1,110,170
                                             ------------
                                                5,198,956
                                             ------------
  TOTAL MUNICIPAL BONDS
   (Cost $180,056,511)...............         184,511,501
                                             ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         NATIONAL TAX-EXEMPT BOND FUND
                     Statement of Net Assets -- Concluded
                               November 30, 2001
                                  (Unaudited)

                                  Number
                                 of Shares    Value
                                 ---------    -----
INVESTMENT COMPANIES -- 1.7%
Goldman Sachs Financial Square
 Tax-Free Money Market Fund..... 1,903,520 $  1,903,520
Provident Institutional Funds --
 MuniFund....................... 1,248,332    1,248,332
                                           ------------
  TOTAL INVESTMENT COMPANIES
   (Cost $3,151,852)............              3,151,852
                                           ------------
TOTAL INVESTMENTS IN SECURITIES -- 103.1%
  (Cost $183,208,363*)....................  187,663,353
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (3.1)%.........................  (5,611,794)
                                           ------------
NET ASSETS -- 100.0%
  (equivalent to $10.03 per share based on
  18,147,631 shares outstanding).......... $182,051,559
                                           ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                      $10.03
 ($182,051,559 / 18,147,631)..............       ======

--------
 * Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                   Excess of value over tax cost $5,020,030
                   Excess of tax cost over value $ (565,040)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           INVESTMENT ABBREVIATIONS

           ADR   American Depositary Receipt
           AMBAC American Municipal Bond Assurance Corp.
           ARM   Adjustable Rate Mortgage
           BAN   Bond Anticipation Notes
           CGI   Consolidated General Improvement
           COP   Certificates of Participation
           CPI   Consolidated Public Improvement
           ETM   Escrowed to Maturity in U.S. Government Obligations
           FGIC  Financial Guaranty Insurance Co.
           FRN   Floating Rate Notes
           FSA   Financial Surety Assurance
           GDR   Global Depositary Receipt
           GO    General Obligation
           GPI   General Public Improvement
           GTD   Guaranteed
           IDA   Industrial Development Authority
           INS   Insured
           LIC   Line of Credit
           LOC   Letter of Credit
           MBIA  Municipal Bond Investor Association
           MPB   Municipal Put Bonds
           PCR   Pollution Control Revenue
           PCRB  Pollution Control Revenue Bonds
           PSFG  Permanent School Fund Guaranty
           RAN   Revenue Anticipation Notes
           RB    Revenue Bonds
           SAW   State Aid Withholding
           SPA   Standby Purchase Agreement
           TAN   Tax Anticipation Notes
           TECP  Tax-Exempt Commercial Paper
           TIPS  Treasury Inflation Protected Securities
           TRAN  Tax and Revenue Anticipation Notes
           UT    Unlimited Tax
           VRDN  Variable Rate Demand Notes

                             M.S.D.&T. Funds, Inc.
                           Statements of Operations
                  For the Six Months Ended November 30, 2001
                                  (Unaudited)


                                                        Prime      Government   Tax-Exempt
                                                     Money Market Money Market Money Market
                                                         Fund         Fund         Fund
                                                     ------------ ------------ ------------
INVESTMENT INCOME:
 Interest........................................... $12,029,922   $7,636,252   $2,621,256
                                                     -----------   ----------   ----------
EXPENSES:
 Investment advisory fees...........................     848,360      553,593      273,011
 Administration fees................................     424,180      276,797      136,505
 Accounting agent fees..............................      67,868       44,287       32,761
 Custodian fees.....................................      30,552       19,976        9,902
 Directors' fees....................................      12,116        7,912        3,904
 Transfer agent fees................................      13,287        9,478        8,063
 Professional services..............................      77,155       53,172       25,035
 Other..............................................      29,791       23,155       17,460
                                                     -----------   ----------   ----------
                                                       1,503,309      988,370      506,641

 Fees waived by Investment Advisor..................     (67,869)     (66,431)     (32,761)

 Fees waived by Administrator.......................    (162,900)     (91,549)     (64,364)
                                                     -----------   ----------   ----------
     TOTAL EXPENSES.................................   1,272,540      830,390      409,516
                                                     -----------   ----------   ----------
NET INVESTMENT INCOME...............................  10,757,382    6,805,862    2,211,740
                                                     -----------   ----------   ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold.......          --       (2,291)          --
                                                     -----------   ----------   ----------
 Net gain (loss) on investments.....................          --       (2,291)          --
                                                     -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS......................................... $10,757,382   $6,803,571   $2,211,740
                                                     ===========   ==========   ==========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           Statements of Operations
                  For the Six Months Ended November 30, 2001
                                  (Unaudited)

                                                 Growth       Equity        Equity        Capital    International   Diversified
                                                & Income      Income        Growth     Opportunities    Equity       Real Estate
                                                  Fund         Fund          Fund          Fund          Fund           Fund
                                              ------------  -----------  ------------  ------------- -------------   -----------
INVESTMENT INCOME:
 Interest.................................... $    227,353  $    82,081  $     90,492   $    39,280   $    40,808    $   26,396
 Dividends...................................    3,089,087    1,010,225       192,936        69,232       691,350/1/    956,081
                                              ------------  -----------  ------------   -----------   -----------    ----------
     TOTAL INVESTMENT INCOME.................    3,316,440    1,092,306       283,428       108,512       732,158       982,477
                                              ------------  -----------  ------------   -----------   -----------    ----------
EXPENSES:
 Investment advisory fees....................    1,275,362      304,231       195,110       174,844       534,750       115,368
 Administration fees.........................      265,701       63,381        40,648        16,812        54,872        18,026
 Accounting agent fees.......................       63,768       15,212         9,755         4,035        21,949         4,326
 Custodian fees..............................       19,180        4,651         3,018         1,307        32,828         1,395
 Directors' fees.............................        7,588        1,810         1,160           480         1,567           515
 Transfer agent fees.........................       21,818        9,228        11,523         8,055        11,453         8,318
 Professional services.......................       53,733       15,094         8,288         2,648        11,539         2,935
 Registration fees...........................       10,461        3,762         3,498         2,313         2,165         2,562
 Printing costs..............................       10,682        2,654         1,660           647         2,227           679
 Other.......................................        5,533        2,496         2,201         1,803         7,426         1,586
                                              ------------  -----------  ------------   -----------   -----------    ----------
                                                 1,733,826      422,519       276,861       212,944       680,776       155,710
 Fees waived by Investment Advisors..........     (245,903)     (67,583)      (41,103)      (38,095)     (110,104)       (7,895)
 Fees waived by Administrator................           --           --        (8,130)       (6,725)      (21,949)       (3,605)
                                              ------------  -----------  ------------   -----------   -----------    ----------
     TOTAL EXPENSES..........................    1,487,923      354,936       227,628       168,124       548,723       144,210
                                              ------------  -----------  ------------   -----------   -----------    ----------
NET INVESTMENT INCOME (LOSS).................    1,828,517      737,370        55,800       (59,612)      183,435       838,267
                                              ------------  -----------  ------------   -----------   -----------    ----------
REALIZED AND UNREALIZED
 GAIN(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain (loss) from:
   Investments...............................  (11,508,814)  (5,605,158)   (9,828,807)   (2,843,518)   (5,966,138)     (149,070)
   Foreign currency transactions.............       (7,306)          --            --            --        71,396            --
                                              ------------  -----------  ------------   -----------   -----------    ----------
                                               (11,516,120)  (5,605,158)   (9,828,807)   (2,843,518)   (5,894,742)     (149,070)
                                              ------------  -----------  ------------   -----------   -----------    ----------
Change in net unrealized appreciation
 (depreciation):
   Investments...............................  (24,353,552)  (1,859,324)     (490,854)   (1,071,756)     (618,223)    1,280,208
   Translation of assets and liablilities in
     foreign currencies......................        1,722           --            --            --       597,621            --
                                              ------------  -----------  ------------   -----------   -----------    ----------
                                               (24,351,830)  (1,859,324)     (490,854)   (1,071,756)      (20,602)    1,280,208
                                              ------------  -----------  ------------   -----------   -----------    ----------
 Net gain (loss) on investments and foreign
   currency transactions.....................  (35,867,950)  (7,464,482)  (10,319,661)   (3,915,274)   (5,915,344)    1,131,138
                                              ------------  -----------  ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.................................. $(34,039,433) $(6,727,112) $(10,263,861)  $(3,974,886)  $(5,731,909)   $1,969,405
                                              ============  ===========  ============   ===========   ===========    ==========

/1/ Net of witholding taxes of $83,291

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                           Statements of Operations
                  For the Six Months Ended November 30, 2001
                                  (Unaudited)

                                         Limited      Total      Maryland   Intermediate  National
                                        Maturity     Return     Tax-Exempt   Tax-Exempt  Tax-Exempt
                                        Bond Fund   Bond Fund   Bond Fund    Bond Fund   Bond Fund
                                       -----------  ----------  ----------  ------------ ----------
INVESTMENT INCOME:
 Interest............................. $ 4,239,396  $3,919,364  $1,007,827   $1,703,938  $4,072,684
                                       -----------  ----------  ----------   ----------  ----------
EXPENSES:
 Investment advisory fees.............     275,228     219,860     112,587      199,992     460,296
 Administration fees..................      98,296      78,521      28,147       49,998     115,074
 Accounting agent fees................      23,591      18,845       9,007       15,999      36,824
 Custodian fees.......................       7,157       5,739       2,121        3,690       8,363
 Directors' fees......................       2,808       2,245         805        1,429       3,290
 Transfer agent fees..................      12,477       8,897       9,826        8,053       8,160
 Professional services................      19,228      15,253       5,021        9,812      22,002
 Registration fees....................       5,212       2,768       2,833        1,895       2,142
 Pricing service fees.................       3,788      11,035       5,959        3,766       7,150
 Other................................       5,396       4,037       1,474        2,725       6,216
                                       -----------  ----------  ----------   ----------  ----------
                                           453,181     367,200     177,780      297,359     669,517
 Fees waived by Investment Advisor....     (79,658)    (77,893)    (70,113)    (111,996)   (239,354)
 Fees waived by Administrator.........     (19,659)     (6,632)     (6,339)      (5,370)    (15,895)
                                       -----------  ----------  ----------   ----------  ----------
     TOTAL EXPENSES...................     353,864     282,675     101,328      179,993     414,268
                                       -----------  ----------  ----------   ----------  ----------
NET INVESTMENT INCOME.................   3,885,532   3,636,689     906,499    1,523,945   3,658,416
                                       -----------  ----------  ----------   ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss).............  (1,256,178)    771,896     116,518      451,832   1,476,473
 Change in net unrealized appreciation
   (depreciation).....................   1,397,423   1,141,149     291,320      195,165     760,378
                                       -----------  ----------  ----------   ----------  ----------
 Net gain (loss) on investments.......     141,245   1,913,045     407,838      646,997   2,236,851
                                       -----------  ----------  ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............ $ 4,026,777  $5,549,734  $1,314,337   $2,170,942  $5,895,267
                                       ===========  ==========  ==========   ==========  ==========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                                     Prime          Prime         Government      Government
                                                 Money Market    Money Market    Money Market    Money Market
                                                 Fund For the    Fund For the    Fund For the    Fund For the
                                               Six Months Ended   Year Ended   Six Months Ended   Year Ended
                                               November 30, 2001 May 31, 2001  November 30, 2001 May 31, 2001
                                               ----------------- ------------  ----------------- ------------
                                                  (Unaudited)                     (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income........................   $ 10,757,382    $ 34,109,018    $  6,805,862    $ 23,979,472
 Net gain (loss) on investments...............             --          21,817          (2,291)             --
                                                 ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
   resulting from operations..................     10,757,382      34,130,835       6,803,571      23,979,472
                                                 ------------    ------------    ------------    ------------
Distributions to shareholders from net
 investment income............................    (10,757,382)    (34,109,018)     (6,805,862)    (23,979,472)
Increase (decrease) in net assets derived from
 capital share transactions...................    (20,782,301)    147,148,689      24,668,877     (46,033,720)
                                                 ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................................    (20,782,301)    147,170,506      24,666,586     (46,033,720)
NET ASSETS:
 Beginning of period..........................    661,898,728     514,728,222     430,856,214     476,889,934
                                                 ------------    ------------    ------------    ------------
 End of period................................   $641,116,427    $661,898,728    $455,522,800    $430,856,214
                                                 ============    ============    ============    ============

                                                                             Tax-Exempt      Tax-Exempt
                                                                            Money Market    Money Market
                                                                            Fund For the    Fund For the
                                                                          Six Months Ended   Year Ended
                                                                          November 30, 2001 May 31, 2001
                                                                          ----------------- ------------
                                                                             (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income...................................................   $  2,211,740    $  6,994,965
 Net gain (loss) on investments..........................................             --              --
                                                                            ------------    ------------
 Net increase (decrease) in net assets resulting from operations.........      2,211,740       6,994,965
                                                                            ------------    ------------
Distributions to shareholders from:
 Net investment income...................................................     (2,211,740)     (6,994,965)
Increase (decrease) in net assets derived from capital share transactions     39,076,808      47,245,490
                                                                            ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................     39,076,808      47,245,490
NET ASSETS:
 Beginning of period.....................................................    195,274,651     148,029,161
                                                                            ------------    ------------
 End of period...........................................................   $234,351,459    $195,274,651
                                                                            ============    ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                        Growth &                              Equity
                                       Income Fund         Growth &         Income Fund          Equity
                                         For the         Income Fund          For the         Income Fund
                                    Six Months Ended  For the Year Ended Six Months Ended  For the Year Ended
                                    November 30, 2001    May 31, 2001    November 30, 2001    May 31, 2001
                                    ----------------- ------------------ ----------------- ------------------
                                       (Unaudited)                          (Unaudited)
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income.............   $  1,828,517       $  3,766,118      $    737,370       $  1,864,264
 Net realized gain (loss) on
   investments.....................    (11,516,120)        51,302,754        (5,605,158)        13,471,573
 Net increase (decrease) in
   unrealized appreciation
   (depreciation) on investments...    (24,351,830)       (92,820,822)       (1,859,324)       (15,211,556)
                                      ------------       ------------      ------------       ------------
 Net increase (decrease) in net
   assets resulting from
   operations......................    (34,039,433)       (37,751,950)       (6,727,112)           124,281
                                      ------------       ------------      ------------       ------------
Distributions to shareholders from:
 Net investment income.............     (1,845,483)        (3,606,268)         (782,919)        (2,078,227)
 Net realized capital gains........    (43,101,978)       (53,694,364)       (5,325,872)       (53,130,737)
                                      ------------       ------------      ------------       ------------
   Total distributions to
     shareholders..................    (44,947,461)       (57,300,632)       (6,108,791)       (55,208,964)
                                      ------------       ------------      ------------       ------------
Capital Share Transactions:
 Proceeds of shares sold...........     49,074,328        146,442,730        10,218,873         27,907,024
 Cost of shares redeemed...........    (32,780,073)       (84,555,300)       (5,475,009)       (63,556,731)
 Value of shares issued in
   reinvestment of dividends.......     15,424,948         18,307,261           243,850          3,909,853
                                      ------------       ------------      ------------       ------------
Increase (decrease) in net assets
 derived from capital share
 transactions......................     31,719,203         80,194,691         4,987,714        (31,739,854)
                                      ------------       ------------      ------------       ------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS.....................    (47,267,691)       (14,857,891)       (7,848,189)       (86,824,537)
NET ASSETS:
 Beginning of period...............    469,580,190        484,438,081       108,123,927        194,948,464
                                      ------------       ------------      ------------       ------------
 End of period.....................   $422,312,499       $469,580,190      $100,275,738       $108,123,927
                                      ============       ============      ============       ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                        Equity                               Capital            Capital
                                      Growth Fund          Equity       Opportunities Fund Opportunities Fund
                                        For the         Growth Fund          For the         For the Period
                                   Six Months Ended  For the Year Ended  Six Months Ended  July 5, 2000/1/ to
                                   November 30, 2001    May 31, 2001    November 30, 2001     May 31, 2001
                                   ----------------- ------------------ ------------------ ------------------
                                      (Unaudited)                          (Unaudited)
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income (loss).....   $     55,800       $    277,817       $   (59,612)       $   (25,726)
 Net realized gain (loss) on
   investments....................     (9,828,807)         4,325,513        (2,843,518)        (5,599,758)
 Net increase (decrease) in
   unrealized appreciation
   (depreciation) on
   investments....................       (490,854)       (23,821,527)       (1,071,756)         2,835,145
                                     ------------       ------------       -----------        -----------
 Net increase (decrease) in net
   assets resulting from
   operations.....................    (10,263,861)       (19,218,197)       (3,974,886)        (2,790,339)
                                     ------------       ------------       -----------        -----------
Distributions to shareholders
 from:
 Net investment income............        (89,128)          (233,846)               --             (6,988)
 Distribution in excess of net
   investment income..............             --                 --                --            (26,874)
 Net realized capital gains.......       (886,171)        (5,481,520)               --                 --
                                     ------------       ------------       -----------        -----------
   Total distributions to
     shareholders.................       (975,299)        (5,715,366)               --            (33,862)
                                     ------------       ------------       -----------        -----------
Capital Share Transactions:
 Proceeds of shares sold..........     15,218,420         33,767,062         6,064,257         31,937,262
 Cost of shares redeemed..........    (13,709,944)       (12,554,204)         (770,983)        (1,959,209)
 Value of shares issued in
   reinvestment of dividends......        122,988            666,103                --                651
                                     ------------       ------------       -----------        -----------
 Increase (decrease) in net assets
   derived from capital share
   transactions...................      1,631,464         21,878,961         5,293,274         29,978,704
                                     ------------       ------------       -----------        -----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS....................     (9,607,696)        (3,054,602)        1,318,388         27,154,503
NET ASSETS:
 Beginning of period..............     73,582,449         76,637,051        27,154,503                 --
                                     ------------       ------------       -----------        -----------
 End of period....................   $ 63,974,753       $ 73,582,449       $28,472,891        $27,154,503
                                     ============       ============       ===========        ===========

--------
/1/Commencement of operations

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets


                                                 International   International  Diversified Real  Diversified Real
                                                  Equity Fund     Equity Fund      Estate Fund      Estate Fund
                                                    For the         For the          For the          For the
                                               Six Months Ended   Year Ended    Six Months Ended     Year Ended
                                               November 30, 2001 May 31, 2001   November 30, 2001   May 31, 2001
                                               ----------------- -------------  ----------------- ----------------
                                                  (Unaudited)                      (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income........................   $    183,435    $     824,821     $   838,267      $ 1,030,881
 Net realized gain (loss) on investments
   and foreign currency.......................     (5,894,742)     (10,766,452)       (149,070)         384,785
 Net increase (decrease) in unrealized
   appreciation (depreciation) on
   investments and translation of assets
   and liabilites in foreign currency.........        (20,602)      (6,577,888)      1,280,208        1,714,476
                                                 ------------    -------------     -----------      -----------
 Net increase (decrease) in net assets
   resulting from operations..................     (5,731,909)     (16,519,519)      1,969,405        3,130,142
                                                 ------------    -------------     -----------      -----------
Distributions to shareholders from:
 Net investment income........................       (119,341)         (81,869)       (815,831)        (908,245)
 Net realized capital gains...................             --      (20,280,927)             --               --
 Return of Capital distributions..............             --               --              --         (187,909)
                                                 ------------    -------------     -----------      -----------
   Total distributions to shareholders........       (119,341)     (20,362,796)       (815,831)      (1,096,154)
                                                 ------------    -------------     -----------      -----------
Capital Share Transactions:
 Proceeds of shares sold......................     57,323,589      220,781,573       4,301,919       13,222,029
 Cost of shares redeemed......................    (64,521,287)    (208,259,600)       (502,501)      (1,676,610)
 Value of shares issued in reinvestment of
   dividends..................................         15,469        3,241,458          66,091           89,297
                                                 ------------    -------------     -----------      -----------
Increase (decrease) in net assets derived from
 capital share transactions...................     (7,182,229)      15,763,431       3,865,509       11,634,716
                                                 ------------    -------------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS.......................................    (13,033,479)     (21,118,884)      5,019,083       13,668,704
NET ASSETS:
 Beginning of period..........................     97,263,520      118,382,404      26,087,561       12,418,857
                                                 ------------    -------------     -----------      -----------
 End of period................................   $ 84,230,041    $  97,263,520     $31,106,644      $26,087,561
                                                 ============    =============     ===========      ===========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                    Limited Maturity                       Total Return
                                        Bond Fund      Limited Maturity      Bond Fund        Total Return
                                         For the          Bond Fund           For the          Bond Fund
                                    Six Months Ended  For the Year Ended Six Months Ended  For the Year Ended
                                    November 30, 2001    May 31, 2001    November 30, 2001    May 31, 2001
                                    ----------------- ------------------ ----------------- ------------------
                                       (Unaudited)                          (Unaudited)
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income.............   $  3,885,532       $  9,324,237      $  3,636,689       $  8,212,359
 Net realized gain (loss) on
   investments.....................     (1,256,178)           535,077           771,896            894,598
 Net increase (decrease) in
   unrealized appreciation
   (depreciation) on investments...      1,397,423          5,561,174         1,141,149          4,286,265
                                      ------------       ------------      ------------       ------------
 Net increase (decrease) in
   net assets resulting
   from operations.................      4,026,777         15,420,488         5,549,734         13,393,222
                                      ------------       ------------      ------------       ------------
Distributions to shareholders from:
 Net investment income.............     (3,889,397)        (9,324,237)       (3,643,744)        (8,212,359)
 Net realized capital gains........             --                 --                --                 --
                                      ------------       ------------      ------------       ------------
   Total distributions
     to shareholders...............     (3,889,397)        (9,324,237)       (3,643,744)        (8,212,359)
                                      ------------       ------------      ------------       ------------
Capital Share Transactions:
 Proceeds of shares sold...........      8,231,481         19,987,128         8,752,960         19,311,100
 Cost of shares redeemed...........    (21,995,463)       (27,022,608)       (9,728,946)       (26,589,934)
 Value of shares issued in
   reinvestment of dividends.......        907,070          1,867,494           125,250            477,954
                                      ------------       ------------      ------------       ------------
Increase (decrease) in net assets
 derived from capital share
 transactions......................    (12,856,912)        (5,167,986)         (850,736)        (6,800,880)
                                      ------------       ------------      ------------       ------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS.....................    (12,719,532)           928,265         1,055,254         (1,620,017)
NET ASSETS:
 Beginning of period...............    162,434,988        161,506,723       124,342,169        125,962,186
                                      ------------       ------------      ------------       ------------
 End of period.....................   $149,715,456       $162,434,988      $125,397,423       $124,342,169
                                      ============       ============      ============       ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                                                                Intermediate    Intermediate
                                       Maryland Tax-Exempt      Maryland         Tax-Exempt      Tax-Exempt
                                            Bond Fund          Tax-Exempt         Bond Fund      Bond Fund
                                             For the           Bond Fund           For the      For the Year
                                        Six Months Ended   For the Year Ended Six Months Ended     Ended
                                        November 30, 2001     May 31, 2001    November 30, 2001 May 31, 2001
                                       ------------------- ------------------ ----------------- ------------
                                           (Unaudited)                           (Unaudited)
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income................     $   906,499        $ 1,677,006        $ 1,523,945    $ 3,352,927
 Net realized gain (loss) on
   investments........................         116,518            184,863            451,832          9,278
 Net increase (decrease) in unrealized
   appreciation (depreciation) on
   investments........................         291,320          2,030,382            195,165      3,093,840
                                           -----------        -----------        -----------    -----------
 Net increase (decrease) in net assets
   resulting from operations..........       1,314,337          3,892,251          2,170,942      6,456,045
                                           -----------        -----------        -----------    -----------
Distributions to shareholders from:
 Net investment income................        (906,499)        (1,677,006)        (1,523,945)    (3,352,927)
 Net realized capital gains...........              --                 --                 --             --
                                           -----------        -----------        -----------    -----------
   Total Distributions to
     Shareholders.....................        (906,499)        (1,677,006)        (1,523,945)    (3,352,927)
                                           -----------        -----------        -----------    -----------
Capital Share Transactions:
 Proceeds of shares sold..............       6,819,325         15,324,455            903,268      5,275,635
 Cost of shares redeemed..............      (1,978,607)        (8,057,939)        (2,382,488)    (9,836,198)
 Value of shares issued in
   reinvestment of dividends..........         107,576            176,964              4,422          6,841
                                           -----------        -----------        -----------    -----------
Increase (decrease) in net assets
 derived from capital share
 transactions.........................       4,948,294          7,443,480         (1,474,798)    (4,553,722)
                                           -----------        -----------        -----------    -----------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS...........................       5,356,132          9,658,725           (827,801)    (1,450,604)
NET ASSETS:
 Beginning of period..................      41,130,539         31,471,814         80,047,375     81,497,979
                                           -----------        -----------        -----------    -----------
 End of period........................     $46,486,671        $41,130,539        $79,219,574    $80,047,375
                                           ===========        ===========        ===========    ===========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                      Statements of Changes in Net Assets

                                                                          National Tax-Exempt
                                                                               Bond Fund      National Tax-Exempt
                                                                                For the            Bond Fund
                                                                           Six Months Ended   For the Year Ended
                                                                           November 30, 2001     May 31, 2001
                                                                          ------------------- -------------------
                                                                              (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income...................................................    $  3,658,416        $  8,232,390
 Net realized gain (loss) on investments.................................       1,476,473           5,903,264
 Net increase (decrease) in unrealized appreciation (depreciation) on
   investments...........................................................         760,378           3,767,705
                                                                             ------------        ------------
 Net increase (decrease) in net assets resulting from operations.........       5,895,267          17,903,359
                                                                             ------------        ------------
Distributions to shareholders from:
 Net investment income...................................................      (3,658,416)         (8,232,390)
 Net realized capital gains..............................................              --                  --
                                                                             ------------        ------------
   Total Distributions to Shareholders...................................      (3,658,416)         (8,232,390)
                                                                             ------------        ------------
Capital Share Transactions:
 Proceeds of shares sold.................................................       1,868,778          10,173,103
 Cost of shares redeemed.................................................      (3,357,576)        (11,483,196)
 Value of shares issued in reinvestment of dividends.....................           6,799              15,375
                                                                             ------------        ------------
Increase (decrease) in net assets derived from capital share transactions      (1,481,999)         (1,294,718)
                                                                             ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................         754,852           8,376,251
NET ASSETS:
 Beginning of period.....................................................     181,296,707         172,920,456
                                                                             ------------        ------------
 End of period...........................................................    $182,051,559        $181,296,707
                                                                             ============        ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                                      Prime Money Market Fund
                                         ---------------------------------------------------------------------------------


                                            For the Six                          For the Years Ended
                                           Months Ended    ---------------------------------------------------------------
                                         November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997
                                         ----------------- ------------ ------------ ------------ ------------ ------------
                                            (Unaudited)
Net Asset Value, Beginning of Period....     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             --------        --------     --------     --------     --------     --------
Income From Investment Operations:
 Net Investment Income..................       0.0158          0.0575       0.0522       0.0486       0.0521       0.0498
                                             --------        --------     --------     --------     --------     --------
   Total From Investment Operations.....       0.0158          0.0575       0.0522       0.0486       0.0521       0.0498
                                             --------        --------     --------     --------     --------     --------
Less Distributions to Shareholders from:
 Net Investment Income..................      (0.0158)        (0.0575)     (0.0522)     (0.0486)     (0.0521)     (0.0498)
                                             --------        --------     --------     --------     --------     --------
   Total Distributions..................      (0.0158)        (0.0575)     (0.0522)     (0.0486)     (0.0521)     (0.0498)
                                             --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period..........     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             ========        ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------
Total Return............................         1.59%           5.91%        5.34%        4.97%        5.33%        5.10%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data................
 Net Assets, End of Period (000)........     $641,116        $661,899     $514,728     $530,835     $448,751     $368,853
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.................         0.38%/1/        0.38%        0.38%        0.38%        0.42%        0.43%
   Before Expense Waiver................         0.44%/1/        0.44%        0.44%        0.45%        0.47%        0.48%
 Ratio of Net Investment Income to
   Average Net Assets...................         3.17%/1/        5.69%        5.22%        4.84%        5.21%        4.98%

                                                                    Government Money Market Fund
                                         ---------------------------------------------------------------------------------


                                            For the Six                          For the Years Ended
                                           Months Ended    ---------------------------------------------------------------
                                         November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997
                                         ----------------- ------------ ------------ ------------ ------------ ------------
                                            (Unaudited)
Net Asset Value, Beginning of Period....     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             --------        --------     --------     --------     --------     --------
Income From Investment Operations:
 Net Investment Income..................       0.0154          0.0566       0.0514       0.0478       0.0515       0.0495
                                             --------        --------     --------     --------     --------     --------
   Total From Investment Operations.....       0.0154          0.0566       0.0514       0.0478       0.0515       0.0495
                                             --------        --------     --------     --------     --------     --------
Less Distributions to Shareholders from:
 Net Investment Income..................      (0.0154)        (0.0566)     (0.0514)     (0.0478)     (0.0515)     (0.0495)
                                             --------        --------     --------     --------     --------     --------
   Total Distributions..................      (0.0154)        (0.0566)     (0.0514)     (0.0478)     (0.0515)     (0.0495)
                                             --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period..........     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             ========        ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------
Total Return............................         1.55%           5.81%        5.27%        4.89%        5.27%        5.06%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)........     $455,523        $430,856     $476,890     $445,522     $391,133     $340,809
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.................         0.38%/1/        0.38%        0.38%        0.38%        0.42%        0.43%
   Before Expense Waiver................         0.45%/1/        0.44%        0.44%        0.45%        0.46%        0.49%
 Ratio of Net Investment Income to
   Average Net Assets...................         3.07%/1/        5.65%        5.15%        4.76%        5.15%        4.95%

--------
/1/Annualized

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)


                                                                    Tax-Exempt Money Market Fund
                                         ---------------------------------------------------------------------------------


                                            For the Six                          For the Years Ended
                                           Months Ended    ---------------------------------------------------------------
                                         November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997
                                         ----------------- ------------ ------------ ------------ ------------ ------------
                                            (Unaudited)
Net Asset Value, Beginning of Period....     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             --------        --------     --------     --------     --------     --------
Income From Investment Operations:
 Net Investment Income..................       0.0102          0.0348       0.0317       0.0285       0.0318       0.0304
                                             --------        --------     --------     --------     --------     --------
   Total From Investment Operations.....       0.0102          0.0348       0.0317       0.0285       0.0318       0.0304
                                             --------        --------     --------     --------     --------     --------
Less Distributions to Shareholders from:
 Net Investment Income..................      (0.0102)        (0.0348)     (0.0317)     (0.0285)     (0.0318)     (0.0304)
                                             --------        --------     --------     --------     --------     --------
   Total Distributions..................      (0.0102)        (0.0348)     (0.0317)     (0.0285)     (0.0318)     (0.0304)
                                             --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period..........     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                             ========        ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------
Total Return............................         1.03%           3.54%        3.21%        2.89%        3.22%        3.09%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)........     $234,351        $195,275     $148,029     $143,221     $ 89,965     $ 79,492
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.................         0.38%/1/        0.38%        0.38%        0.38%        0.43%        0.43%
   Before Expense Waiver................         0.46%/1/        0.46%        0.46%        0.49%        0.50%        0.53%
 Ratio of Net Investment Income to
   Average Net Assets                            2.03%/1/        3.46%        3.16%        2.80%        3.17%        3.05%

                                                                        Growth & Income Fund
                                         ---------------------------------------------------------------------------------


                                            For the Six                          For the Years Ended
                                           Months Ended    ---------------------------------------------------------------
                                         November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997
                                         ----------------- ------------ ------------ ------------ ------------ ------------
                                            (Unaudited)
Net Asset Value, Beginning of Period....     $  20.96        $  25.50     $  24.43     $  21.37     $  18.25     $  14.58
                                             --------        --------     --------     --------     --------     --------
Income From Investment Operations:
 Net Investment Income..................         0.08            0.17         0.13         0.18         0.20         0.23
 Net Realized and Unrealized Gain (Loss)
   on Investments.......................        (1.57)          (1.77)        2.75         3.62         5.01         4.19
                                             --------        --------     --------     --------     --------     --------
   Total From Investment Operations.....        (1.49)          (1.60)        2.88         3.80         5.21         4.42
                                             --------        --------     --------     --------     --------     --------
Less Distributions to Shareholders from:
 Net Investment Income..................        (0.08)          (0.17)       (0.16)       (0.14)       (0.23)       (0.25)
 Net Capital Gains......................        (1.96)          (2.77)       (1.65)       (0.60)       (1.86)       (0.50)
                                             --------        --------     --------     --------     --------     --------
   Total Distributions..................        (2.04)          (2.94)       (1.81)       (0.74)       (2.09)       (0.75)
                                             --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period..........     $  17.43        $  20.96     $  25.50     $  24.43     $  21.37     $  18.25
                                             ========        ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------
Total Return............................        (7.33)%         (7.42)%      12.11%       18.20%       29.40%       31.26%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)........     $422,312        $469,580     $484,438     $427,038     $373,864     $142,452
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.................         0.70%/1/        0.70%        0.70%        0.70%        0.71%        0.73%
   Before Expense Waiver................         0.82%/1/        0.80%        0.80%        0.81%        0.88%        0.89%
 Ratio of Net Investment Income to
   Average Net Assets...................         0.86%/1/        0.76%        0.53%        0.80%        0.99%        1.52%
Portfolio turnover rate.................        26.94%          44.48%       28.46%       26.48%       24.09%       27.10%

--------
/1/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                                       Equity Income Fund
                                           ----------------------------------------------------------------------


                                              For the Six               For the Year Ended            For the Period
                                             Months Ended    ---------------------------------------  March 1, 1998/1/
                                           November 30, 2001 May 31, 2001   May 31, 2000 May 31, 1999 to May 31, 1998
                                           ----------------- ------------   ------------ ------------ ---------------
                                              (Unaudited)
Net Asset Value, Beginning of Period......     $   5.09        $   7.07       $  10.25     $  10.21      $  10.00
                                               --------        --------       --------     --------      --------
Income From Investment Operations:
 Net Investment Income....................         0.03            0.08           0.18         0.17          0.04
 Net Realized and Unrealized Gain (Loss)
   on Investments.........................        (0.34)          (0.00)/3/      (1.22)        1.23          0.19
                                               --------        --------       --------     --------      --------
   Total From Investment Operations.......        (0.31)           0.08          (1.04)        1.40          0.23
                                               --------        --------       --------     --------      --------
Less Distributions to Shareholders from:
 Net Investment Income....................        (0.03)          (0.08)         (0.19)       (0.17)        (0.02)
 Net Capital Gains........................        (0.25)          (1.98)         (1.95)       (1.19)           --
                                               --------        --------       --------     --------      --------
   Total Distributions....................        (0.28)          (2.06)         (2.14)       (1.36)        (0.02)
                                               --------        --------       --------     --------      --------
Net Asset Value, End of Period............     $   4.50        $   5.09       $   7.07     $  10.25      $  10.21
                                               ========        ========       ========     ========      ========
----------------------------------------------------------------------------------------------------------------------
Total Return..............................        (6.27)%          1.66%        (10.98)%      15.30%         2.28%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)..........     $100,276        $108,124       $194,948     $314,306      $319,971
 Ratio of Expenses to Average Net Assets
   After Expense Waiver...................         0.70%/2/        0.70%          0.70%        0.70%         0.70%/2/
   Before Expense Waiver..................         0.83%/2/        0.81%          0.80%        0.82%         0.93%/2/
 Ratio of Net Investment Income to Average
   Net Assets.............................         1.45%/2/        1.44%          2.09%        1.77%         1.45%/2/
Portfolio turnover rate...................         8.54%          32.09%         58.67%       24.47%         2.00%

--------
/1/Commencement of operations.
/2/Annualized.
/3/Amount rounds to less than $.01.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                                      Equity Growth Fund
                                           --------------------------------------------------------------------


                                              For the Six              For the Year Ended           For the Period
                                             Months Ended    -------------------------------------  March 1, 1998/1/
                                           November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 to May 31, 1998
                                           ----------------- ------------ ------------ ------------ ---------------
                                              (Unaudited)
Net Asset Value, Beginning of Period......      $  9.32        $ 12.67      $ 11.48      $ 10.28        $ 10.00
                                                -------        -------      -------      -------        -------
Income From Investment Operations:
 Net Investment Income....................         0.01           0.04         0.04         0.04           0.02
 Net Realized and Unrealized Gain (Loss)
   on Investments.........................        (1.30)         (2.58)        2.01         2.23           0.27
                                                -------        -------      -------      -------        -------
   Total From Investment Operations.......        (1.29)         (2.54)        2.05         2.27           0.29
                                                -------        -------      -------      -------        -------
Less Distributions to Shareholders from:
 Net Investment Income....................        (0.01)         (0.03)       (0.04)       (0.05)         (0.01)
 Net Capital Gains........................        (0.11)         (0.78)       (0.82)       (1.02)            --
                                                -------        -------      -------      -------        -------
   Total Distributions....................        (0.12)         (0.81)       (0.86)       (1.07)         (0.01)
                                                -------        -------      -------      -------        -------
Net Asset Value, End of Period............      $  7.91        $  9.32      $ 12.67      $ 11.48        $ 10.28
                                                =======        =======      =======      =======        =======
--------------------------------------------------------------------------------------------------------------------
Total Return..............................       (13.90)%       (20.97)%      17.94%       23.13%          2.89%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)..........      $63,975        $73,582      $76,637      $47,521        $34,876
 Ratio of Expenses to Average Net Assets
   After Expense Waiver...................         0.70%/2/       0.70%        0.70%        0.70%          0.70%/2/
   Before Expense Waiver..................         0.85%/2/       0.84%        0.85%        0.91%          1.02%/2/
 Ratio of Net Investment Income to Average
   Net Assets.............................         0.17%/2/       0.35%        0.31%        0.38%          0.68%/2/
Portfolio turnover rate...................        16.99%         28.45%       13.66%       62.49%          7.99%

--------
/1/Commencement of operations.
/2/Annualized.


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                            Capital Opportunities Fund
                                                        -----------------------------
                                                           For the Six    For the Period
                                                          Months Ended    July 5, 2000/1/
                                                        November 30, 2001 to May 31, 2001
                                                        ----------------- ---------------
                                                           (Unaudited)
Net Asset Value, Beginning of Period...................      $  8.39          $ 10.00
                                                             -------          -------
Income From Investment Operations:
 Net Investment Income.................................        (0.02)           (0.00)/3/
 Net Realized and Unrealized Gain (Loss) on Investments        (1.10)           (1.60)
                                                             -------          -------
   Total From Investment Operations....................        (1.12)           (1.60)
                                                             -------          -------
Less Distributions to Shareholders from:
 Net Investment Income.................................           --            (0.00)/3/
 Distribution in Excess of Net Investment Income.......           --            (0.01)
 Net Capital Gains.....................................           --               --
                                                             -------          -------
   Total Distributions.................................         0.00            (0.01)
                                                             -------          -------
Net Asset Value, End of Period.........................      $  7.27          $  8.39
                                                             =======          =======
------------------------------------------------------------------------------------------
Total Return...........................................       (13.35)%         (15.96)%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000).......................      $28,473          $27,155
 Ratio of Expenses to Average Net Assets
   After Expense Waiver................................         1.25%/2/         1.25%/2/
   Before Expense Waiver...............................         1.58%/2/         1.90%/2/
 Ratio of Net Investment Income to Average Net Assets..        (0.44)%/2/       (0.14)%/2/
Portfolio turnover rate................................        54.78%           94.47%

--------
/1/Commencement of operations.
/2/Annualized.
/3/Amount rounds to less than $.01.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)


                                                                     International Equity Fund
                                         ---------------------------------------------------------------------------------


                                            For the Six                          For the Years Ended
                                           Months Ended    ---------------------------------------------------------------
                                         November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997
                                         ----------------- ------------ ------------ ------------ ------------ ------------
                                            (Unaudited)
Net Asset Value, Beginning of Period....      $ 10.53        $ 14.90      $  13.35     $ 13.90      $ 13.18      $ 12.47
                                              -------        -------      --------     -------      -------      -------
Income From Investment Operations:
 Net Investment Income..................         0.01           0.08          0.07        0.11         0.12         0.31
 Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency..        (0.71)         (1.94)         2.89       (0.27)        1.42         0.88
                                              -------        -------      --------     -------      -------      -------
   Total From Investment Operations.....        (0.70)         (1.86)         2.96       (0.16)        1.54         1.19
                                              -------        -------      --------     -------      -------      -------
Less Distributions to Shareholders from:
 Net Investment Income..................         0.00          (0.01)        (0.07)      (0.08)       (0.15)       (0.24)
 Net Capital Gains......................        (0.01)         (2.50)        (1.34)      (0.31)       (0.67)       (0.24)
                                              -------        -------      --------     -------      -------      -------
   Total Distributions..................        (0.01)         (2.51)        (1.41)      (0.39)       (0.82)       (0.48)
                                              -------        -------      --------     -------      -------      -------
Net Asset Value, End of Period..........      $  9.82        $ 10.53      $  14.90     $ 13.35      $ 13.90      $ 13.18
                                              =======        =======      ========     =======      =======      =======
---------------------------------------------------------------------------------------------------------------------------
Total Return............................        (6.63)%       (15.50)%       21.73%      (1.02)%      12.77%        9.81%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)........      $84,230        $97,264      $118,382     $81,301      $85,402      $83,313
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.................         1.25%/1/       1.02%         1.00%       1.00%        1.03%        1.05%
   Before Expense Waiver................         1.55%/1/       1.17%         1.12%       1.14%        1.14%        1.16%
 Ratio of Net Investment Income to
   Average Net Assets...................         0.42%/1/       0.78%         0.50%       0.82%        0.92%        0.97%
Portfolio turnover rate.................        44.92%        204.16%       155.72%      67.33%       55.55%       74.15%

--------
/1/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                                      Diversified Real Estate Fund
                                                        -----------------------------------------------------



                                                        For the Six      For the Years Ended      For the Period
                                                        Months Ended  ------------------------   August 1, 1997/1/
                                                        November 30,  May 31,  May 31,  May 31,     to May 31,
                                                            2001       2001     2000     1999          1998
                                                        ------------  -------  -------  -------  ----------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...................   $ 10.09     $  8.99  $  9.37  $10.13        $10.00
                                                          -------     -------  -------  ------        ------
Income From Investment Operations:
 Net Investment Income.................................      0.29        0.47     0.50    0.53          0.35
 Net Realized and Unrealized Gain (Loss) on Investments      0.44        1.18    (0.39)  (0.76)         0.09
                                                          -------     -------  -------  ------        ------
   Total From Investment Operations....................      0.73        1.65     0.11   (0.23)         0.44
                                                          -------     -------  -------  ------        ------
Less Distributions to Shareholders from:
 Net Investment Income.................................     (0.30)      (0.46)   (0.42)  (0.52)        (0.28)
 Return of Capital.....................................        --       (0.09)   (0.07)  (0.01)        (0.03)
                                                          -------     -------  -------  ------        ------
   Total Distributions.................................     (0.30)      (0.55)   (0.49)  (0.53)        (0.31)
                                                          -------     -------  -------  ------        ------
Net Asset Value, End of Period.........................   $ 10.52     $ 10.09  $  8.99  $ 9.37        $10.13
                                                          =======     =======  =======  ======        ======
------------------------------------------------------------------------------------------------------------------
Total Return...........................................      7.26%      18.75%    1.59%  (1.80)%        4.31%
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000).......................   $31,107     $26,088  $12,419  $7,829        $6,677
 Ratio of Expenses to Average Net Assets
   After Expense Waiver................................      1.00%/2/    1.00%    1.00%   1.00%         1.00%/2/
   Before Expense Waiver...............................      1.08%/2/    1.12%    1.34%   1.47%         2.25%/2/
 Ratio of Net Investment Income to Average Net Assets..      5.81%/2/    5.18%    5.62%   6.03%         4.17%/2/
Portfolio turnover rate................................      3.14%       8.94%   10.36%  14.35%         0.84%

--------
/1/Commencement of operations.
/2/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                                          Limited Maturity Bond Fund
                                                        --------------------------------------------------------------



                                                        For the Six                  For the Years Ended
                                                        Months Ended   -----------------------------------------------
                                                        November 30,   May 31,   May 31,   May 31,   May 31,   May 31,
                                                            2001        2001      2000      1999      1998      1997
                                                        ------------   --------  --------  --------  --------  -------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...................   $  10.45     $  10.07  $  10.32  $  10.45  $  10.31  $ 10.19
                                                          --------     --------  --------  --------  --------  -------
Income From Investment Operations:
 Net Investment Income.................................       0.26         0.60      0.58      0.58      0.60     0.59
 Net Realized and Unrealized Gain (Loss) on Investments       0.01         0.38     (0.24)    (0.10)     0.22     0.12
                                                          --------     --------  --------  --------  --------  -------
   Total From Investment Operations....................       0.27         0.98      0.34      0.48      0.82     0.71
                                                          --------     --------  --------  --------  --------  -------
Less Distributions to Shareholders from:
 Net Investment Income.................................      (0.26)       (0.60)    (0.58)    (0.58)    (0.60)   (0.59)
 Net Capital Gains.....................................         --           --     (0.01)    (0.03)    (0.08)      --
                                                          --------     --------  --------  --------  --------  -------
   Total Distributions.................................      (0.26)       (0.60)    (0.59)    (0.61)    (0.68)   (0.59)
                                                          --------     --------  --------  --------  --------  -------
Net Asset Value, End of Period.........................   $  10.46     $  10.45  $  10.07  $  10.32  $  10.45  $ 10.31
                                                          ========     ========  ========  ========  ========  =======
-----------------------------------------------------------------------------------------------------------------------
Total Return...........................................       2.60%        9.92%     3.42%     4.63%     8.15%    7.12%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000).......................   $149,715     $162,435  $161,507  $166,257  $151,922  $43,010
 Ratio of Expenses to Average Net Assets
   After Expense Waiver................................       0.45%/1/     0.45%     0.45%     0.45%     0.50%    0.60%
   Before Expense Waiver...............................       0.58%/1/     0.57%     0.57%     0.58%     0.78%    0.75%
 Ratio of Net Investment Income to Average Net Assets..       4.94%/1/     5.77%     5.67%     5.54%     5.71%    5.72%
Portfolio turnover rate................................      21.32%       42.21%    30.95%    59.73%    48.24%   20.92%

--------
/1/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)

                                                                        Total Return Bond Fund
                                               --------------------------------------------------------------------


                                                  For the Six             For the Years Ended           For the Period
                                                 Months Ended    -------------------------------------  March 1, 1998/1/
                                               November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 to May 31, 1998
                                               ----------------- ------------ ------------ ------------ ---------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period..........     $   9.81        $   9.43     $   9.82     $  10.02      $  10.00
                                                   --------        --------     --------     --------      --------
Income From Investment Operations:
 Net Investment Income........................         0.29            0.62         0.60         0.59          0.15
 Net Realized and Unrealized Gain (Loss) on
   Investments................................         0.15            0.38        (0.36)       (0.14)         0.02
                                                   --------        --------     --------     --------      --------
   Total From Investment Operations...........         0.44            1.00         0.24         0.45          0.17
                                                   --------        --------     --------     --------      --------
Less Distributions to Shareholders from:
 Net Investment Income........................        (0.29)          (0.62)       (0.60)       (0.59)        (0.15)
 Net Capital Gains............................           --              --        (0.03)       (0.06)           --
                                                   --------        --------     --------     --------      --------
   Total Distributions........................        (0.29)          (0.62)       (0.63)       (0.65)        (0.15)
                                                   --------        --------     --------     --------      --------
Net Asset Value, End of Period................     $   9.96        $   9.81     $   9.43     $   9.82      $  10.02
                                                   ========        ========     ========     ========      ========
------------------------------------------------------------------------------------------------------------------------
Total Return..................................         4.51%          10.81%        2.55%        4.48%         1.69%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)..............     $125,397        $124,342     $125,962     $107,149      $101,363
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.......................         0.45%/2/        0.45%        0.45%        0.45%         0.45%/2/
   Before Expense Waiver......................         0.58%/2/        0.58%        0.59%        0.62%         0.73%/2/
 Ratio of Net Investment Income to Average Net
   Assets.....................................         5.79%/2/        6.34%        6.30%        5.82%         5.89%/2/
Portfolio turnover rate.......................        39.65%          87.61%       38.96%       74.94%        10.51%

--------
/1/Commencement of operations.
/2/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)



                                                                    Maryland Tax-Exempt Bond Fund
                                                      ---------------------------------------------------------



                                                      For the Six               For the Years Ended
                                                      Months Ended  -------------------------------------------
                                                      November 30,  May 31,  May 31,   May 31,  May 31,  May 31,
                                                          2001       2001     2000      1999     1998     1997
                                                      ------------  -------  -------   -------  -------  -------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................   $ 10.88     $ 10.23  $ 10.78   $ 10.82  $ 10.38  $10.20
                                                        -------     -------  -------   -------  -------  ------
Income From Investment Operations:
 Net Investment Income...............................      0.22        0.47     0.45      0.45     0.48    0.50
 Net Realized and Unrealized Gain (Loss) on
   Investments.......................................      0.10        0.65    (0.55)    (0.04)    0.44    0.18
                                                        -------     -------  -------   -------  -------  ------
   Total From Investment Operations..................      0.32        1.12    (0.10)     0.41     0.92    0.68
                                                        -------     -------  -------   -------  -------  ------
Less Distributions to Shareholders from:
 Net Investment Income...............................     (0.22)      (0.47)   (0.45)    (0.45)   (0.48)  (0.50)
                                                        -------     -------  -------   -------  -------  ------
   Total Distributions...............................     (0.22)      (0.47)   (0.45)    (0.45)   (0.48)  (0.50)
                                                        -------     -------  -------   -------  -------  ------
Net Asset Value, End of Period.......................   $ 10.98     $ 10.88  $ 10.23   $ 10.78  $ 10.82  $10.38
                                                        =======     =======  =======   =======  =======  ======
----------------------------------------------------------------------------------------------------------------
Total Return.........................................      2.97%      11.09%   (0.87)%    3.81%    9.03%   6.80%
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000).....................   $46,487     $41,131  $31,472   $26,565  $14,980  $8,298
 Ratio of Expenses to Average Net Assets
   After Expense Waiver..............................      0.45%/1/    0.45%    0.45%     0.45%    0.49%   0.55%
   Before Expense Waiver.............................      0.79%/1/    0.79%    0.83%     0.87%    1.03%   1.13%
 Ratio of Net Investment Income to Average Net Assets      4.03%/1/    4.37%    4.37%     4.12%    4.49%   4.84%
Portfolio turnover rate..............................      6.23%      32.07%   60.16%    22.78%   55.95%  28.11%

--------
/1/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)


                                                              Intermediate Tax-Exempt Bond Fund
                                           --------------------------------------------------------------------


                                              For the Six             For the Years Ended           For the Period
                                             Months Ended    -------------------------------------  March 1, 1998/1/
                                           November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 to May 31, 1998
                                           ----------------- ------------ ------------ ------------ ---------------
                                              (Unaudited)
Net Asset Value, Beginning of Period......      $ 10.00        $  9.62      $ 10.00      $ 10.01        $ 10.00
                                                -------        -------      -------      -------        -------
Income From Investment Operations:
 Net Investment Income....................         0.19           0.41         0.38         0.38           0.10
 Net Realized and Unrealized Gain (Loss)
   on Investments.........................         0.08           0.38        (0.32)        0.07           0.01
                                                -------        -------      -------      -------        -------
   Total From Investment Operations.......         0.27           0.79         0.06         0.45           0.11
                                                -------        -------      -------      -------        -------
Less Distributions to Shareholders from:
 Net Investment Income....................        (0.19)         (0.41)       (0.38)       (0.38)         (0.10)
 Net Capital Gains........................           --             --        (0.06)       (0.08)            --
                                                -------        -------      -------      -------        -------
   Total Distributions....................        (0.19)         (0.41)       (0.44)       (0.46)         (0.10)
                                                -------        -------      -------      -------        -------
Net Asset Value, End of Period............      $ 10.08        $ 10.00      $  9.62      $ 10.00        $ 10.01
                                                =======        =======      =======      =======        =======
--------------------------------------------------------------------------------------------------------------------
Total Return..............................         2.74%          8.32%        0.64%        4.58%          1.07%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)..........      $79,220        $80,047      $81,498      $90,895        $93,992
 Ratio of Expenses to Average Net Assets
   After Expense Waiver...................         0.45%/2/       0.45%        0.45%        0.45%          0.45%/2/
   Before Expense Waiver..................         0.74%/2/       0.73%        0.74%        0.76%          0.88%/2/
 Ratio of Net Investment Income to Average
   Net Assets.............................         3.81%/2/       4.13%        3.85%        3.80%          3.84%/2/
Portfolio turnover rate...................        15.44%         92.07%      140.28%      149.02%         10.13%

--------
/1/Commencement of operations.
/2/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                             Financial Highlights
                (For a Share Outstanding Throughout the Period)


                                                                National Tax-Exempt Bond Fund
                                           --------------------------------------------------------------------


                                              For the Six             For the Years Ended           For the Period
                                             Months Ended    -------------------------------------  March 1, 1998/1/
                                           November 30, 2001 May 31, 2001 May 31, 2000 May 31, 1999 to May 31, 1998
                                           ----------------- ------------ ------------ ------------ ---------------
                                              (Unaudited)
Net Asset Value, Beginning of Period......     $   9.91        $   9.38     $   9.93     $  10.05      $  10.00
                                               --------        --------     --------     --------      --------
Income From Investment Operations:
 Net Investment Income....................         0.20            0.45         0.45         0.44          0.11
 Net Realized and Unrealized Gain (Loss)
   on Investments.........................         0.12            0.53        (0.51)          --          0.05
                                               --------        --------     --------     --------      --------
   Total From Investment Operations.......         0.32            0.98        (0.06)        0.44          0.16
                                               --------        --------     --------     --------      --------
Less Distributions to Shareholders from:
 Net Investment Income....................        (0.20)          (0.45)       (0.45)       (0.44)        (0.11)
 Net Capital Gains........................           --              --        (0.04)       (0.12)           --
                                               --------        --------     --------     --------      --------
   Total Distributions....................        (0.20)          (0.45)       (0.49)       (0.56)        (0.11)
                                               --------        --------     --------     --------      --------
Net Asset Value, End of Period............     $  10.03        $   9.91     $   9.38     $   9.93      $  10.05
                                               ========        ========     ========     ========      ========
--------------------------------------------------------------------------------------------------------------------
Total Return..............................         3.24%          10.60%       (0.55)%       4.43%         1.64%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of Period (000)..........     $182,052        $181,297     $172,920     $178,067      $178,116
 Ratio of Expenses to Average Net Assets
   After Expense Waiver...................         0.45%/2/        0.45%        0.45%        0.45%         0.45%/2/
   Before Expense Waiver..................         0.73%/2/        0.72%        0.72%        0.74%         0.86%/2/
 Ratio of Net Investment Income to Average
   Net Assets.............................         3.97%/2/        4.58%        4.69%        4.36%         4.49%/2/
Portfolio turnover rate...................        53.37%         160.45%      113.69%      123.30%         7.37%

--------
/1/Commencement of operations.
/2/Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. Funds, Inc.
                         Notes to Financial Statements
                                  (Unaudited)


1.  SIGNIFICANT ACCOUNTING POLICIES

M.S.D.&T. Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to ten billion shares, having a par value of $.001 per share. The Company is a series fund which currently issues fourteen classes of common stock representing interests in fourteen investment portfolios: the Prime Money Market Fund (Class A), the Government Money Market Fund (Class B), the Tax-Exempt Money Market Fund (Class C), the Growth & Income Fund (Class E), the Limited Maturity Bond Fund (Class F), the Maryland Tax-Exempt Bond Fund (Class
G), the International Equity Fund (Class H), the Diversified Real Estate Fund (Class J), the National Tax-Exempt Bond Fund (Class K), the Total Return Bond Fund (Class L), the Equity Growth Fund (Class M), the Equity Income Fund (Class
N), the Intermediate Tax-Exempt Bond Fund (Class O) and the Capital Opportunities Fund (Class P)--(the "Funds").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

    A) Security Valuation: Investment securities held by the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the "Money Market Funds") are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company's Board of Directors in an attempt to avoid dilution or other unfair results to shareholders. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

       Investments held by the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

       Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. The net asset value per share of the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund will fluctuate as the values of their respective investment portfolios change.

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES -- Continued

    B) Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce a Fund's custody charges.

    C) Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly to shareholders of the Money Market Funds, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund; are declared and paid monthly to shareholders of the Growth & Income Fund and Equity Income Fund; are declared and paid quarterly to shareholders of the Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Money Market Funds, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund and at least semi-annually with regard to the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, Diversified Real Estate Fund and International Equity Fund.

       Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax resolutions.

    D) Federal Income Taxes: Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

       Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following losses will be treated as arising on the first day of the fiscal year ending May 31, 2002:

                                              Capital Losses
                                                 Deferred
                                              --------------
                   Capital Opportunities Fund  $ 4,634,396
                   International Equity Fund.   11,025,039

    E) Repurchase Agreements: The Prime Money Market Fund, Government Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES -- Continued

    F) Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Growth & Income Fund and International Equity Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    G) Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

    H) International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

    I) Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

    J) The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. The International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

    K) The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investments in IPOs on its total returns may not be as significant.

    L) The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds' income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Effective May 11, 2001, Mercantile Capital Advisors, Inc. ("Mercantile"), a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. Prior to May 11, 2001, Mercantile-Safe Deposit & Trust Company provided investment advisory and administration services to each Fund. For its services as Advisor, Mercantile receives an advisory fee computed daily and payable monthly at an annual rate of (a) .25% of the first $1 billion of the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds' average daily net assets during the preceding month plus .20% of such Funds' average daily net assets in excess of $1 billion during the preceding month, (b) .60% of the first $1 billion of the Growth & Income, Equity Income and Equity Growth Funds' average daily net assets during the preceding month plus .40% of such Funds' average daily net assets in excess of $1 billion during the preceding month, (c) .35% of the first $1 billion of the Limited Maturity Bond and Total Return Bond Funds' average daily net assets during the preceding month plus .20% of such Funds' average daily net assets in excess of $1 billion during the preceding month,
(d) .50% of the first $1 billion of the Maryland Tax-Exempt Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds' average daily net assets during the

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)

2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS -- Continued

preceding month plus .25% of such Funds' average daily net assets in excess of $1 billion during the preceding month, (e) 1.22% of the first $1 billion of the International Equity Fund's average daily net assets during the preceding month plus 1.10% of such Fund's average daily net assets in excess of $1 billion during the preceding month (Mercantile pays sub-advisory fees to Morgan Stanley Investment Management, Limited (formerly Morgan Stanley Dean Witter Investment Management, Limited) on the average net assets of its managed portion of the International Equity Fund at an annual rate of .80% of the first $25 million, plus .60% on the second $25 million, plus .50% on the third $25 million, plus
 .40% on average net assets in excess of $75 million and to Julius Baer Investment Management, Inc. on the average net assets of its managed portion of the International Equity Fund at an annual rate of .80% of the first $20 million, plus .60% of the second $20 million, plus .50% of the next $60 million, plus .40% on average net assets in excess of $100 million.), (f) .80% of the first $1 billion of the Diversified Real Estate Fund's average daily net assets during the preceding month plus .60% of such Fund's average daily net assets in excess of $1 billion during the preceding month, and (g) 1.30% of the first $1 billion of the Capital Opportunities Fund's average daily net assets during the preceding month plus 1.20% of such Fund's average daily net assets in excess of $1 billion during the preceding month (Mercantile pays a sub-advisory fee to Delaware Management Company at an annual rate of .70% of the average daily net assets of the Capital Opportunities Fund). For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund. Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund.

Shares in each Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services Limited Partnership ("the Distributor"). The Distributor receives no fee for these services. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting and transfer agent services provided to the Funds.

Each director of the Company receives from the Company an annual fee of $9,500 and a fee of $2,000 for each Board meeting attended and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors and President receives an additional fee of $7,500 for his services in these capacities. No person who is a director, officer or employee of Mercantile serves as a director, officer or employee of the Company. During the six-months ended November 30, 2001, the Funds paid legal fees to a law firm, one partner of which serves as Secretary of the Company and another partner of which serves as Assistant Secretary of the Company.

3.  NET ASSETS

At November 30, 2001, net assets consisted of the following:

                                                   Prime       Government    Tax-Exempt
                                                Money Market  Money Market  Money Market
                                                    Fund          Fund          Fund
                                                ------------  ------------  ------------
Capital Paid-In................................ $641,200,306  $455,651,296  $234,365,262
Accumulated Realized Gain (Loss) on Investments      (83,879)     (128,496)      (13,803)
                                                ------------  ------------  ------------
                                                $641,116,427  $455,522,800  $234,351,459
                                                ============  ============  ============

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)

3.  NET ASSETS -- Continued

                                                                                          Growth &       Equity       Equity
                                                                                           Income        Income       Growth
                                                                                            Fund          Fund         Fund
                                                                                        ------------- ------------- ------------
Capital Paid-In........................................................................ $374,977,821  $ 86,614,709  $ 77,887,623
Accumulated Realized Gain (Loss) on Investments and Foreign Currency...................  (11,579,970)   (6,128,706)   (9,994,301)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency.........   58,392,682    19,625,404    (3,967,501)
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)..      521,966       164,331        48,932
                                                                                        ------------  ------------  ------------
                                                                                        $422,312,499  $100,275,738  $ 63,974,753
                                                                                        ============  ============  ============

                                                                                           Capital    International Diversified
                                                                                        Opportunities    Equity     Real Estate
                                                                                            Fund          Fund         Fund
                                                                                        ------------- ------------- ------------
Capital Paid-In........................................................................ $ 35,212,390  $104,536,452  $ 28,054,248
Accumulated Realized Gain (Loss) on Investments and Foreign Currency...................   (8,443,276)  (17,625,392)     (137,676)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency.........    1,763,389    (2,602,164)    2,939,372
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)..      (59,612)      (78,855)      250,700
                                                                                        ------------  ------------  ------------
                                                                                        $ 28,472,891  $ 84,230,041  $ 31,106,644
                                                                                        ============  ============  ============

                                                               Limited        Total       Maryland    Intermediate   National
                                                              Maturity       Return      Tax-Exempt    Tax-Exempt   Tax-Exempt
                                                              Bond Fund     Bond Fund     Bond Fund     Bond Fund    Bond Fund
                                                             ------------  ------------ ------------- ------------- ------------
Capital Paid-In............................................. $148,018,639  $122,873,662 $ 45,520,737  $ 77,980,928  $173,476,407
Accumulated Realized Gain (Loss) on Investments.............     (959,673)      287,493     (460,783)   (1,061,234)    4,120,162
Net Unrealized Appreciation (Depreciation) on Investments...    2,641,267     2,207,997    1,426,717     2,299,880     4,454,990
Undistributed Net Investment Income (Distribution in Excess
 of Net Investment Income)..................................       15,223        28,271           --            --            --
                                                             ------------  ------------ ------------  ------------  ------------
                                                             $149,715,456  $125,397,423 $ 46,486,671  $ 79,219,574  $182,051,559
                                                             ============  ============ ============  ============  ============

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)


4.  CAPITAL STOCK

Transactions in shares of the Company are summarized as follows:

                                      Prime Money Market Fund      Government Money Market Fund
                                  ------------------------------  ------------------------------
                                     For the Six    For the Year     For the Six    For the Year
                                    Months Ended       Ended        Months Ended       Ended
                                  November 30, 2001 May 31, 2001  November 30, 2001 May 31, 2001
                                  ----------------- ------------  ----------------- ------------
                                     (Unaudited)                     (Unaudited)
Shares Sold......................    392,153,810     936,301,104     322,021,077     775,725,181
Shares Redeemed..................   (413,476,983)   (790,673,201)   (298,005,040)   (823,822,977)
Shares Reinvested................        540,872       1,520,055         652,840       2,064,076
                                    ------------    ------------    ------------    ------------
Net Increase (Decrease) in Shares    (20,782,301)    147,147,958      24,668,877     (46,033,720)
Shares Outstanding:
 Beginning of Period.............    661,981,876     514,833,918     430,982,419     477,016,139
                                    ------------    ------------    ------------    ------------
 End of Period...................    641,199,575     661,981,876     455,651,296     430,982,419
                                    ============    ============    ============    ============

                                   Tax-Exempt Money Market Fund        Growth & Income Fund
                                  ------------------------------  ------------------------------
                                     For the Six    For the Year     For the Six    For the Year
                                    Months Ended       Ended        Months Ended       Ended
                                  November 30, 2001 May 31, 2001  November 30, 2001 May 31, 2001
                                  ----------------- ------------  ----------------- ------------
                                     (Unaudited)                     (Unaudited)
Shares Sold......................    114,133,385     258,502,590       2,755,876       6,450,886
Shares Redeemed..................    (75,065,791)   (211,287,211)     (1,796,821)     (3,818,132)
Shares Reinvested................          9,215          31,109         861,744         771,559
                                    ------------    ------------    ------------    ------------
Net Increase (Decrease) in Shares     39,076,809      47,246,488       1,820,799       3,404,313
Shares Outstanding:
 Beginning of Period.............    195,290,599     148,044,111      22,405,548      19,001,235
                                    ------------    ------------    ------------    ------------
 End of Period...................    234,367,408     195,290,599      24,226,347      22,405,548
                                    ============    ============    ============    ============

                                        Equity Income Fund              Equity Growth Fund
                                  ------------------------------  ------------------------------
                                     For the Six    For the Year     For the Six    For the Year
                                    Months Ended       Ended        Months Ended       Ended
                                  November 30, 2001 May 31, 2001  November 30, 2001 May 31, 2001
                                  ----------------- ------------  ----------------- ------------
                                     (Unaudited)                     (Unaudited)
Shares Sold......................      2,208,470       5,294,643       1,785,666       2,974,827
Shares Redeemed..................     (1,205,940)    (12,345,489)     (1,612,737)     (1,186,548)
Shares Reinvested................         51,114         733,005          14,751          60,180
                                    ------------    ------------    ------------    ------------
Net Increase (Decrease) in Shares      1,053,644      (6,317,841)        187,680       1,848,459
Shares Outstanding:
 Beginning of Period.............     21,245,028      27,562,869       7,897,145       6,048,686
                                    ------------    ------------    ------------    ------------
 End of Period...................     22,298,672      21,245,028       8,084,825       7,897,145
                                    ============    ============    ============    ============

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)


4.  CAPITAL STOCK -- Continued


                                     Capital Opportunities Fund       International Equity Fund
                                  --------------------------------  -----------------------------
                                     For the Six    For the Period     For the Six    For the Year
                                    Months Ended    July 5, 2000/1/   Months Ended       Ended
                                  November 30, 2001 to May 31, 2001 November 30, 2001 May 31, 2001
                                  ----------------- --------------- ----------------- ------------
                                     (Unaudited)                       (Unaudited)
Shares Sold......................       782,150        3,481,688        5,844,841      19,254,259
Shares Redeemed..................      (104,325)        (244,874)      (6,505,139)    (18,209,000)
Shares Reinvested................             0               76            1,496         249,893
                                      ---------        ---------       ----------     -----------
Net Increase (Decrease) in Shares       677,825        3,236,890         (658,802)      1,295,152
Shares Outstanding:
 Beginning of Period.............     3,236,890                0        9,239,437       7,944,285
                                      ---------        ---------       ----------     -----------
 End of Period...................     3,914,715        3,236,890        8,580,635       9,239,437
                                      =========        =========       ==========     ===========

                                     Diversified Real Estate Fund    Limited Maturity Bond Fund
                                    -----------------------------  -----------------------------
                                       For the Six    For the Year    For the Six    For the Year
                                      Months Ended       Ended       Months Ended       Ended
                                    November 30, 2001 May 31, 2001 November 30, 2001 May 31, 2001
                                    ----------------- ------------ ----------------- ------------
                                       (Unaudited)                    (Unaudited)
Shares Sold........................       412,748      1,367,428         779,474       1,932,529
Shares Redeemed....................       (48,242)      (171,977)     (2,085,647)     (2,618,137)
Shares Reinvested..................         6,352          9,243          86,188         180,934
                                        ---------      ---------      ----------      ----------
Net Increase (Decrease) in Shares .       370,858      1,204,694      (1,219,985)       (504,674)
Shares Outstanding:
 Beginning of Period...............     2,586,278      1,381,584      15,539,908      16,044,582
                                        ---------      ---------      ----------      ----------
 End of Period.....................     2,957,136      2,586,278      14,319,923      15,539,908
                                        =========      =========      ==========      ==========

                                      Total Return Bond Fund     Maryland Tax-Exempt Bond Fund
                                  -----------------------------  -----------------------------
                                     For the Six    For the Year    For the Six    For the Year
                                    Months Ended       Ended       Months Ended       Ended
                                  November 30, 2001 May 31, 2001 November 30, 2001 May 31, 2001
                                  ----------------- ------------ ----------------- ------------
                                     (Unaudited)                    (Unaudited)
Shares Sold......................       885,392       1,984,493        619,895      1,440,983
Shares Redeemed..................      (984,901)     (2,720,982)      (179,131)      (750,825)
Shares Reinvested................        12,655          49,158          9,757         16,599
                                     ----------      ----------      ---------      ---------
Net Increase (Decrease) in Shares       (86,854)       (687,331)       450,521        706,757
Shares Outstanding:
 Beginning of Period.............    12,674,356      13,361,687      3,781,839      3,075,082
                                     ----------      ----------      ---------      ---------
 End of Period...................    12,587,502      12,674,356      4,232,360      3,781,839
                                     ==========      ==========      =========      =========

--------
/1/Commencement of operations

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)


4.  CAPITAL STOCK -- Continued


                                  Intermediate Tax-Exempt Bond Fund National Tax-Exempt Bond Fund
                                  --------------------------------  -----------------------------
                                     For the Six       For the Year    For the Six    For the Year
                                    Months Ended          Ended       Months Ended       Ended
                                  November 30, 2001    May 31, 2001 November 30, 2001 May 31, 2001
                                  -----------------    ------------ ----------------- ------------
                                     (Unaudited)                       (Unaudited)
Shares Sold......................        89,148           535,842         186,180       1,040,501
Shares Redeemed..................      (236,180)         (999,537)       (333,502)     (1,174,233)
Shares Reinvested................           439               696             676           1,572
                                      ---------         ---------      ----------      ----------
Net Increase (Decrease) in Shares      (146,593)         (462,999)       (146,646)       (132,160)
Shares Outstanding:
 Beginning of Period.............     8,007,564         8,470,563      18,294,277      18,426,437
                                      ---------         ---------      ----------      ----------
 End of Period...................     7,860,971         8,007,564      18,147,631      18,294,277
                                      =========         =========      ==========      ==========

5.  FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at November 30, 2001 is as follows:

                                                             Net
                                                          Unrealized
                                                        Appreciation/
          Settlement Dates      Sell           Buy      (Depreciation)
          ---------------- -------------- ------------- --------------
              12/03/01....     US 536,214  JP 9,807,705    $    37
              12/04/01....     EUR 84,344   SEK 798,738    $  (763)
              12/04/01....     EUR 46,888    SFR 69,024    $   (49)
              01/18/02....    SFR 760,000    US 468,528    $ 6,659
              01/18/02....     US 456,594   SFR 760,000    $ 5,276
              02/04/02....   BP 4,800,000 EUR 7,687,626    $61,712
              02/05/02.... JP 350,000,000 EUR 3,198,538    $13,533
                                                           -------
                                                           $86,405
                                                           =======

Currency Legend

                               BP  British Pound
                               EUR Euro
                               JP  Japanese Yen
                               SEK Swedish Krone
                               SFR Swiss Franc

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Continued
                                  (Unaudited)


6.  PURCHASES & SALES OF SECURITIES

For the six months ended November 30, 2001, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

                                                               U.S.        U.S.
                                                            Government  Government
                                   Purchases*     Sales*    Purchases     Sales
                                  ------------ ------------ ----------- -----------
Growth & Income Fund............. $110,663,344 $115,934,132 $         0 $         0
Equity Income Fund...............    8,227,377   12,533,224           0           0
Equity Growth Fund...............   12,369,058   10,166,056           0           0
Capital Opportunities Fund.......   17,799,436   13,640,253           0           0
International Equity Fund........   37,375,041   37,997,494           0           0
Diversified Real Estate Fund.....    4,108,891      853,864           0           0
Limited Maturity Bond Fund.......    4,624,132   29,123,714  21,886,379  35,301,932
Total Return Bond Fund...........    6,969,033   14,129,458  37,066,812  36,726,577
Maryland Tax-Exempt Bond Fund....    9,460,345    2,651,896           0           0
Intermediate Tax-Exempt Bond Fund   11,836,988   12,738,530           0           0
National Tax-Exempt Bond Fund....  105,825,972   96,629,621           0           0

--------
*(excluding short-term and U.S. Government securities)

7.  CAPITAL LOSS CARRYOVERS

At May 31, 2001, the following Funds had capital loss carryovers:

                                                 Capital Loss    Expiration
                                                  Carryover         Year
                                                 ------------    ----------
 Prime Money Market Fund........................ $    83,879  2003 through 2006
 Government Money Market Fund...................     126,205  2003 through 2004
 Tax-Exempt Money Market Fund...................      13,803  2003 through 2008
 Capital Opportunities Fund.....................     918,793  2009
 International Equity Fund......................  11,659,255  2009
 Diversified Real Estate Fund (as of 12/31/00**)     287,451  2006 through 2007
 Total Return Bond Fund.........................      94,695  2008
 Maryland Tax-Exempt Bond Fund..................     577,302  2003 through 2009
 Intermediate Tax-Exempt Bond Fund..............   1,513,066  2008 through 2009

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.
--------
**12/31/00 is the tax year-end for the Diversified Real Estate Fund.

                             M.S.D.&T. Funds, Inc.
                  Notes to Financial Statements -- Concluded
                                  (Unaudited)


8.  LINE OF CREDIT

The Company has established a line of credit with Fifth Third Bank with respect to all Funds except the International Equity Fund. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund's borrowings under the line of credit exceed 5% of its net assets that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus .50% per annum. At November 30, 2001, the Funds had no outstanding borrowings under the line of credit. During the year six months ended November 30, 2001, the following Funds borrowed amounts and paid interest as noted in the table below.

                                    Range of      Interest Weighted Average
                                   Borrowings       Paid    Interest Rate
                               ------------------ -------- ----------------
    Prime Money Market Fund...      $268,347        $ 32        4.29%
    Capital Opportunities Fund $142,935--$477,603   $297        4.00%
    Maryland Tax-Exempt Bond..      $715,946        $ 80        4.00%
    Total Return Bond Fund....      $176,033        $ 20        4.00%

                             M.S.D.&T Funds, Inc.
                           IMPORTANT TAX INFORMATION
                                  (Unaudited)

During the calendar year ended December 31, 2001, the distributions paid by the Funds were derived from the following:

                                              Exempt Interest
                              Net Investment     Dividends       Long-Term
                                Income and    (excludable from Capital Gains
                                Short-Term      gross income   (gains greater    Long-Long
                              Capital Gains     for Federal    than one-year   Term Capital
                               (taxable as       income tax    and less than  Gains (greater
                             ordinary income)    purposes)      5-years)/3/   than 5-years)/3/
                             ---------------- ---------------- -------------- ---------------
Prime Money Market..........      100.0%             0.0%           0.0%            0.0%
Government Money Market.....      100.0%             0.0%           0.0%            0.0%
Tax-Exempt Money Market.....        0.0%           100.0%           0.0%            0.0%
Growth & Income/1/..........        8.8%             0.0%          58.1%           33.1%
Equity Income/1/............       22.3%             0.0%          18.0%           59.7%
Equity Growth/1/............       29.0%             0.0%          71.0%            0.0%
International Equity/2/.....      100.0%             0.0%           0.0%            0.0%
Limited Maturity Bond.......       93.8%             0.0%           6.2%            0.0%
Total Return Bond...........       95.2%             0.0%           4.7%            0.1%
Maryland Tax-Exempt Bond....        0.0%           100.0%           0.0%            0.0%
Intermediate Tax-Exempt Bond        0.0%           100.0%           0.0%            0.0%
National Tax-Exempt Bond....       17.2%            66.1%          11.4%            5.4%

/1/100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.

/2/The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

/3/Beginning with the 2001 tax year, a lower capital gain rate of 8% may apply for taxpayers in the 15% ordinary income bracket or lower. The lower rate applies to property held at least five years and sold after December 31, 2000, and includes assets sold by a mutual fund. Some of the long-term capital gains in this column may qualify for this favorable treatment. This information will be reported in Box 2c on your 1099-DIV that mails in late January. Remember, you should not prepare your taxes until you receive all your official tax forms.

                          CAPITAL GAIN DISTRIBUTIONS

During the calendar year ending December 31, 2001, the M.S.D.&T. Funds distributed capital gains to shareholders of Growth & Income Fund, Equity Income Fund and Equity Growth Fund on July 18, 2001 and to shareholders of Limited Maturity Bond Fund, National Tax-Exempt Bond Fund and Total Return Bond Fund on December 12, 2001. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service
(tax) purposes. Pursuant to this requirement, these percentages are listed below:

                                                             Long-Long
                                        Short-Term Long-Term   Term
                                        ---------- --------- ---------
          Growth & Income Fund.........     0.0%    63.70%    36.30%
          Equity Income Fund...........     0.0%    23.20%    76.80%
          Equity Growth Fund...........    9.59%    90.41%      0.0%
          Limited Maturity Bond Fund...   51.39%    48.61%      0.0%
          Total Return Bond Fund.......     0.0%    98.50%     1.50%
          National Tax-Exempt Bond Fund   50.61%    33.59%    15.81%

Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains. Long-Long Term capital gain distributions may be taxable at a lower capital gain rate.

                             M.S.D.&T. Funds, Inc.
                    IMPORTANT TAX INFORMATION -- Continued
                                  (Unaudited)


         Income by Country for the M.S.D.&T. International Equity Fund

                     Calendar Year Ended December 31, 2001

                                                          Percentage Percentage
                                                           of Gross   of Taxes
                                                           Income:     Paid:
                                                          ---------- ----------
Australia................................................     2.18%      1.76%
Austria..................................................     0.19       0.27
Brazil...................................................     0.01       0.00
Canada...................................................     1.59       1.85
Denmark..................................................     0.43       0.63
Finland..................................................     2.37       3.47
France...................................................     7.19       0.67
Germany..................................................     5.08       5.05
Hong Kong................................................     3.79       0.00
Ireland..................................................     0.16       0.07
Italy....................................................     5.47       8.01
Japan....................................................     7.01      10.35
Korea....................................................     0.04       0.00
Netherlands..............................................     7.08      10.45
Norway...................................................     0.47       0.71
Poland...................................................    -0.01       0.00
Portugal.................................................     1.14       1.36
Singapore................................................     1.23       2.96
South Africa.............................................     0.06       0.00
Spain....................................................     2.36       3.45
Sweden...................................................     2.81       4.14
Switzerland..............................................     2.99       4.16
Thailand.................................................     0.00       2.18
Turkey...................................................    -0.06       0.00
United Kingdom...........................................    39.59      38.46
United States............................................     6.54       0.00
Venezuela................................................     0.29       0.00
                                                            ------     ------
                                                            100.00     100.00

--------
Foreign taxes withheld as of December 31, 2001 were $205,255.

                             M.S.D.&T. Funds, Inc.
                    IMPORTANT TAX INFORMATION -- Continued
                                  (Unaudited)



                    Income by State for the M.S.D.&T. Funds

                     Calendar Year Ended December 31, 2001

                            Tax-Exempt   Maryland  Intermediate  National
                               Money    Tax-Exempt  Tax-Exempt  Tax-Exempt
                            Market Fund Bond Fund   Bond Fund   Bond Fund
                            ----------- ---------- ------------ ----------
      Percentage of Income:
       Alabama.............     0.000%     0.000%      3.915%      0.475%
       Alaska..............     2.598      0.000       0.000       0.000
       Arkansas............     0.000      0.000       0.000       0.808
       Arizona.............     3.520      0.000       4.387       3.594
       California..........     0.000      0.000       0.000       3.354
       Colorado............     0.391      0.000       0.000       6.911
       Connecticut.........     1.942      0.000       0.000       0.353
       Delaware............     0.951      0.000       2.891       0.306
       District of Columbia     2.304      1.571       1.155       0.000
       Florida.............     4.687      0.000       6.605       6.473
       Georgia.............     1.456      0.000       7.943       7.351
       Idaho...............     1.060      0.000       0.000       0.000
       Illinois............     4.131      0.000       5.555       3.176
       Indiana.............     4.708      0.000       0.000       0.615
       Iowa................     0.000      0.000       1.624       0.305
       Kansas..............     0.656      0.000       0.000       2.355
       Kentucky............     0.000      0.000       4.103       0.093
       Louisiana...........     0.666      0.000       1.060       1.419
       Maine...............     0.185      0.000       0.000       0.000
       Maryland............     8.330     92.571       4.041       3.877
       Massachusetts.......     1.995      0.000       3.508       6.454
       Michigan............     1.777      0.000       7.418       1.749
       Minnesota...........     5.501      0.000       0.000       0.703
       Mississippi.........     1.482      0.000       1.378       0.000
       Missouri............     2.546      0.000       0.000       2.171
       Nebraska............     0.000      0.000       2.283       0.000
       Nevada..............     1.886      0.000       0.000       0.000
       New Jersey..........     1.603      0.000       3.058       2.800
       New Mexico..........     0.827      0.000       0.223       0.140
       New York............     4.005      0.000       0.178       4.813
       North Carolina......     5.653      0.000       1.319       0.486
       Ohio................     5.517      0.000       8.097       5.088
       Oklahoma............     0.684      0.000       4.145       0.275
       Oregon..............     1.151      0.000       1.659       5.437
       Pennsylvania........     7.760      0.000       7.517       7.780
       Puerto Rico.........     0.000      5.859       0.000       0.985
       Rhode Island........     0.000      0.000       0.000       2.635
       South Carolina......     2.863      0.000       3.223       1.944
       Tennessee...........     1.697      0.000       1.422       2.425
       Texas...............     8.731      0.000       0.443       2.794
       Utah................     0.965      0.000       0.509       1.302
       Virginia............     1.721      0.000       4.653       5.112
       Washington..........     0.891      0.000       1.003       1.523
       Wisconsin...........     1.744      0.000       4.668       1.920
       Wyoming.............     1.417      0.000       0.000       0.000
                              -------    -------     -------     -------
         Total.............   100.000    100.000     100.000     100.000

                             M.S.D.&T. Funds, Inc.
                    IMPORTANT TAX INFORMATION -- Continued
                                  (Unaudited)


                             Assets Held by State

                      As of Year Ended December 31, 2001

                           Tax-Exempt   Maryland  Intermediate  National
                              Money    Tax-Exempt  Tax-Exempt  Tax-Exempt
                           Market Fund Bond Fund   Bond Fund   Bond Fund
                           ----------- ---------- ------------ ----------
      Alabama.............     0.00%       0.00%       3.93%       1.38%
      Alaska..............     2.17        0.00        0.00        0.00
      Arizona.............     2.58        0.00        3.97        3.80
      Arkansas............     0.00        0.00        0.00        0.84
      California..........     0.00        0.00        0.00        1.17
      Colorado............     0.00        0.00        0.00        8.00
      Connecticut.........     3.87        0.00        0.00        2.93
      Delaware............     0.00        0.00        2.65        0.00
      District Of Columbia     2.13        1.42        1.32        0.00
      Florida.............     3.78        0.00        6.89        6.92
      Georgia.............     0.43        0.00        8.97        8.51
      Idaho...............     1.49        0.00        0.00        0.00
      Illinois............     5.23        0.00        4.28        3.43
      Indiana.............     4.68        0.00        0.00        0.00
      Iowa................     0.00        0.00        1.99        0.00
      Kansas..............     0.92        0.00        0.00        2.13
      Kentucky............     0.00        0.00        3.98        1.09
      Louisana............     0.66        0.00        1.71        2.21
      Maine...............     1.30        0.00        0.00        0.00
      Maryland............     5.08       93.17        6.95        3.03
      Massachusetts.......     3.62        0.00        2.62        7.00
      Michigan............     1.28        0.00        4.30        1.41
      Minnesota...........     5.50        0.00        0.00        0.60
      Mississippi.........     0.47        0.00        1.36        0.00
      Missouri............     1.31        0.00        0.00        1.52
      Nebraska............     0.00        0.00        2.33        0.00
      Nevada..............     4.27        0.00        0.00        0.00
      New Jersey..........     0.87        0.00        3.39        2.69
      New Mexico..........     1.74        0.00        0.00        0.00
      New York............     4.26        0.00        0.00        2.39
      North Carolina......     4.76        0.00        1.35        0.80
      Ohio................     5.91        0.00        8.80        6.59
      Oklahoma............     1.07        0.00        3.67        0.00
      Oregon..............     1.11        0.00        1.69        5.14
      Pennsylvania........     8.48        0.00        8.29        7.75
      Puerto Rico.........     0.00        1.67        0.00        1.29
      Rhode Island........     0.00        0.00        0.00        1.47
      South Carolina......     3.09        0.00        3.87        1.62
      Tennessee...........     1.17        0.00        1.38        4.31
      Texas...............     7.08        0.00        0.00        1.77
      Utah................     0.64        0.00        0.00        0.89
      Virginia............     2.36        0.00        4.25        2.38
      Washington..........     2.75        0.00        0.00        1.15
      Wisconsin...........     0.94        0.00        4.30        2.85
      Wyoming.............     1.40        0.00        0.00        0.00
      Other Mutual Funds..     1.60        3.74        1.76        0.94
                             ------      ------      ------      ------
         Total............   100.00      100.00      100.00      100.00

                             M.S.D.&T. Funds, Inc.
                    IMPORTANT TAX INFORMATION -- Concluded
                                  (Unaudited)



             M.S.D.&T. Funds that Hold U.S. Government Obligations

                                                   Prime    Government     Capital     Limited
                                                   Money       Money    Opportunities Maturity  Total Return
                                                Market Fund Market Fund     Fund      Bond Fund  Bond Fund
                                                ----------- ----------- ------------- --------- ------------
Percentage of Income for the Calendar Year
 Ended December 31, 2001:......................
   Treasury Obligations........................     0.00%       0.00%        0.00%      14.51%       5.92%
   Federal Agency Obligations..................     2.75       38.53         4.84        1.79        0.71
   Other Agency Obligations....................     1.08       17.91         6.10       15.42       40.75
   Federal Home Loan Mortgage Obligations......     1.16       17.98        28.84        9.96       13.00
   Other Obligations...........................    95.01       25.58        60.22       58.32       39.62
                                                  ------      ------       ------      ------      ------
     Total.....................................   100.00      100.00       100.00      100.00      100.00
Percentage of Assets held on December 31, 2001:
   Treasury Obligations........................     0.00%       0.00%        0.00%      13.20%       7.40%
   Federal Agency Obligations..................    12.10       40.70         0.00        0.00        1.60
   Other Agency Obligations....................     3.80       15.80         9.10       21.60       36.10
   Federal Home Loan Mortgage Obligations......     2.30       14.60         0.00        4.80        4.50
   Other Obligations...........................    81.80       28.90        90.90       60.40       50.40
                                                  ------      ------       ------      ------      ------
     Total.....................................   100.00      100.00       100.00      100.00      100.00

Investment Advisor and Administrator:
Mercantile Capital Advisors, Inc.
Baltimore, Maryland

Custodian (except for the International Equity Fund)
The Fifth Third Bank
Cincinnati, Ohio

Distributor and Transfer Agent:
BISYS Fund Services
Columbus, Ohio

Custodian for the International Equity Fund:
State Street Bank & Trust Company
Boston, Massachusetts

This report is submitted for the general information of the shareholders of M.S.D.& T. Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the Funds which contain information concerning the Funds' investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit & Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

1/02